UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22468

                                     Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                                 England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                             Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2016

Item 1. Reports to Stockholders.

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ANNUAL FINANCIAL STATEMENTS

October 31, 2016

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* Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and the Fund made certain related changes to its principal investment strategies. The performance since November 8, 2015 has been achieved using the Fund’s current principal investment strategies. For more information, see Note 1: “Organization.”

** Effective February 29, 2016, the Ashmore Emerging Markets Equity Fund changed its name to the Ashmore Emerging Markets Value Fund. For more information, see Note 1: “Organization.”

Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2015 to October 31, 2016

Overview

The reporting period started off poorly with disappointing global growth figures, and speculation that the Federal Reserve was on the verge of hiking interest rates. Despite the poor performance, which continued through January 2016, H1 2016 saw the sharpest risk reversal in global financial markets since 2009.

The key theme in the first half of the period was the expected divergence in central bank policy between the U.S. Federal Reserve, which was expected to hike rates, and all other central banks, which were trying to ease monetary conditions. This created a widespread pull to U.S. dollar (USD). In December 2015, despite paying lip service to weak international economic conditions, the Federal Reserve delivered its first rate hike in nearly a decade. This was completely at odds with other central banks, notably the European Central Bank (ECB) which was pushing its benchmark Euro (EUR) deposit interest rates further into negative territory. The monetary policy divergence led the USD into a stampede that reached its peak in December 2015 and effectively marked the high point for the U.S. dollar Index (DXY Index) in this cycle.

January saw the worst start to the year on record since 2009. Concerns about China and fear of a Chinese yuan (CNY) devaluation fuelled a sharp drop in commodity prices and equities markets as well as a dramatic widening in credit spreads. Oil prices dropped 21% in the first two weeks, falling below USD 30 per barrel which was particularly painful for the U.S. High Yield (HY) market with its heavy exposure to distressed shale oil producers.

As global markets fell, they largely priced out the probability of any U.S. rate hike in 2016. This had a significant impact on currency markets, as the expectation of USD strength on the back of increased policy rates was reversed. As the USD began a slow retreat, markets began to perform quite strongly across asset classes through the balance of the first calendar quarter and into the second quarter in spite of the volatility caused by a number of uncertainties such as softer than expected labour market data in the U.S. in April.

Towards the end of the reporting period, emerging economies started showing tangible signs of improvement in economic conditions after three years of difficult adjustment to challenging external conditions. In many countries a healthy diet of currency re-alignment and tight management of domestic demand have allowed current accounts to stabilise or even improve. The last year has also been marked by a decisive move away from the failed policies of populist leaders and electoral victory for the proponents of more orthodox economic policies, notably in Latin America such as in Argentina or Brazil. Some of the most challenging credits offered the highest returns, such as Venezuela and Ecuador.

The net result for Emerging Markets (EM) fixed income indices over the period was positive; the JP Morgan EMBI Global Diversified index was up 11.7%. The broad corporate bonds index (JP Morgan CEMBI Broad Diversified) was up 9.2%, while the high yield index (JP Morgan CEMBI Broad Diversified Non-IG) outperformed at 13.0%. The reference local currency bond index, the JP Morgan GBI-EM Global Diversified was up 11.0%, and the reference local currency foreign exchange index (JP Morgan ELMI+) was up 2.3%.

Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 15.5% versus 9.6% for the composite 50% JPM EMBI Global Diversified, 25% JPM GBI-EM Global Diversified, 25% JPM ELMI+. Local currency was the main contributor to relative performance, while corporate debt was the largest detractor. Among the Fund’s best performing positions were positions in Venezuela, Brazil and Ecuador. Positions in Colombia, Nigeria and Mongolia were the main detractors from performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Venezuela was the largest relative contributor to performance over the period. A stabilizing oil price, and the announcement of a debt swap for Petroleos de Venezuela (PDVSA)’s USD 7bn in 2017 debt, with a sweetened exchange ratio, was welcomed by the market. Prices of the November 2017 bond jumped nearly 16 basis points (bps) during the third quarter, while Venezuela’s 2022 and 2031 issues jumped 14 and 13bps respectively. On the political front, however, the likelihood of regime change through the recall referendum has dropped as the National Electoral Council has altered the procedures and requirements, increasing the probability that President Nicolas Maduro, or his designated successor, will remain in power until the end of the current term.

The overweight position in Brazil was the largest absolute contributor and second largest relative contributor to performance. The security selection added value due to the long duration allocation in local bonds. We believe the better political environment within the parliament under President Michel Temer opens the possibility of landmark structural reforms being approved. Finance Minister Henrique Meirelles worked with his team on a constitutional amendment proposal to be voted on during Q4 that caps increases in government expenditures at 0% in real terms for the next 20 years. If approved, we believe the bill would dramatically improve the country’s indebtedness dynamics in the long term. In our view, the continuous decline of both running inflation and inflation expectations together with the structural fiscal reforms open the door for the central bank to start an easing cycle as the base rate remains at 14.25%.

Nigeria continues to suffer from lower energy prices and disruptions in production due to vandalism. The economy is in recession and inflation has increased to 17% on the back of foreign exchange (FX) weakness. The country has plans to issue a bond prior to year-end; Standard & Poors (S&P) downgrade from B+ to B in mid-September will likely further increase borrowing costs.

Ashmore Emerging Markets Hard Currency Debt Fund

The Ashmore Emerging Markets Hard Currency Debt Fund (for purposes of this section, “the Fund”) (formerly known as the Ashmore Emerging Markets Debt Fund) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries. The Fund typically invests at least 50% of its net assets in debt instruments of small cap issuers denominated in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7).

Over the period, the Fund’s institutional class outperformed its benchmark, returning 13.1% versus 11.7% for the JP Morgan EMBI Global Diversified index. Among the Fund’s best performing positions were in Venezuela, Ecuador and Brazil. Positions in Colombia, Indonesia and Jamaica were the main detractors.

Venezuela was the largest absolute and relative contributor to performance. A stabilizing oil price and the announcement of a debt swap for Petroleos de Venezuela (PDVSA)’s USD 7bn in 2017 debt, with a sweetened exchange ratio, was welcomed by the market. Prices of the November 2017 bond jumped nearly 16 bps during the third quarter, while Venezuela’s 2022 and 2031 issues jumped 14 and 13 bps respectively. On the political front, however, the likelihood of regime change through the recall referendum has dropped as the National Electoral Council has altered the procedures and requirements, increasing the probability that President Nicolas Maduro, or his designated successor, will remain in power until the end of the current term.

Positions in Ecuador performed well despite the economy still experiencing negative growth. Oil and mining continued to expand, boosting exports while imports continued to decline, leading to a current account surplus. Post-earthquake government spending provided additional support.

Colombia’s rejection of the peace deal with The Revolutionary Armed Forces of Colombia – People’s Army (FARC) hit sentiment for Colombia’s bonds, calling into question the government’s ability to make progress on promised tax reforms that are forecasted to increase revenues by 2% of Gross Domestic Product (GDP). Macro adjustments are underway, with the current account continuing to narrow, but we believe that agreement on tax reform is needed before fiscal stability can be achieved.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but we believe it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. In our view, EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s institutional class outperformed its benchmark, returning 12.7% versus 11.0% for the JP Morgan GBI-EM Global Diversified. The Fund’s top EM contributors for the period were gains from positions in the Brazilian real, Thai baht and Polish zloty. The South African rand, Colombian peso, and Turkish lira were the most significant detractors from performance.

Brazil (both Brazilian real and local bonds) remains one of the strongest idiosyncratic stories in EM in our view. We believe that adjustment in the corporate sector is well under way and reduces vulnerabilities significantly. Structural reforms to the budgetary framework have been approved by the congress in two votes and may be approved by the Senate before year end. The fiscal adjustment together with lower inflation and inflation expectations may clear the way for the central bank to start cutting rates, increasing the attractiveness of both bonds and equities, and in our view this is likely to accelerate portfolio inflows when Foreign Direct Investment (FDI) remains high as companies de-lever their balance sheets.

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (between EM countries as opposed to trade with developed markets) and development of domestic markets have resulted in a material structural change for EM corporates and have helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which thus allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s institutional class outperformed its benchmark, the JP Morgan CEMBI Broad Diversified index, with a return of 13.0% versus 9.2%. The Fund’s top contributors were positions in Venezuela, Ukraine and Brazil, while Colombia, Nigeria and positions in the Czech Republic were the largest detractors from performance.

The off-benchmark position in Venezuela added 1.89% of positive performance relative to the benchmark and was the largest absolute contributor to performance (+2.45%). In addition to a stable oil price, the announcement of a debt swap for Petroleos de Venezuela (PDVSA)’s USD 7bn in 2017 debt, with a sweetened exchange ratio, was welcomed by the market. Prices of the November 2017 bond jumped nearly 16 bps during the quarter, while Venezuela’s 2022 and 2031 issues jumped 14 and 13 bps respectively. On the political front, however, the likelihood of regime change through the recall referendum has dropped as the National Electoral Council has altered the procedures and requirements, increasing the probability that President Nicolas Maduro, or his designated successor, will remain in power until the end of the current term.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The overweight in Ukraine added 1.85% to relative performance over the reporting period, largely due to positive credit selection within the allocation. Market sentiment was aided by the International Monetary Fund’s (IMF) approval to disburse an additional tranche of c. USD 1bn. While the IMF positively remarked on the progress with stabilising the economy and the rehabilitation of the financial system amongst others, it also saw the need for further improvement, including fiscal (in particular pension) reform, financial markets liberalisation and improved governance. In addition, the continued recovery of commodity prices supports the cash flow generation of select local metals and mining companies.

An overweight to Nigeria detracted 0.60% from relative performance, with this largely attributable to the country’s leading oil & gas company. The country was downgraded by Standard & Poor’s (S&P) to ‘B’ from ‘B+’. Although the rating agency left the outlook stable, it noted that the economy had weakened on the back of lower oil production, a restrictive FX regime and delayed fiscal stimulus. While debt remains low, debt servicing costs as a percentage of general government revenue are elevated and rising.

Czech Republic detracted from relative performance (-0.55%) as the country’s largest coal miner filed for bankruptcy and the company will now most likely be liquidated.

Technicals remain supportive of market performance in the fourth quarter. New issuance in the first half of 2016 has surpassed that of the same period in 2015 but remains well below that of the same period in 2014. The Fund holds USD 158bn in coupons and principal repayments scheduled for 2016 with close to USD 24bn coming due in November alone. We continue to see EM companies present in the market to buy back their bonds. The technical bid for EM debt for the remainder of the year remains strong – at the end of October EM fixed income markets saw about USD 56bn in inflows year-to-date (YTD) (compared to cumulative outflows at the same time last year). International investors are progressively coming back to the asset class and we believe this is simply the overdue normalisation of client positioning in EM, something also strongly underpinned by the extremely low yields in developed markets.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Latin American countries, in particular, Venezuela, Ecuador and Brazil. Underweight positions in Indonesia, Colombia, and India were the largest detractors from performance.

Strong technicals along with the general improvement in market sentiment towards EM continued to benefit Latin American bond prices as this region had suffered the most in the latest downturn. Venezuela was the best performer as news of a proposed investor friendly liability management exercise led to a strong rally in the bonds of Petroleos de Venezuela S.A (PDVSA), the national oil company.

The Fund benefits from significant “pull to par,” as short-maturity instruments trading at a discount rapidly approach par as the maturity date approaches. The environment of spread widening offered many attractive opportunities to acquire quality credits that were adversely impacted in a general “risk off” environment.

Ashmore Emerging Markets Equity Opportunities Fund

The Ashmore Emerging Markets Equity Opportunities Fund (for purposes of this section, “the Fund”) seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “Underlying Equity Funds”). The Fund has the flexibility to allocate and reallocate its assets among the Underlying Equity Funds or individual securities, derivatives and other investments as the investment manager sees fit based on the factors it deems appropriate in order to pursue the Fund’s investment objective and based on its assessment of then-existing market conditions, its investment outlook and other factors.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The Fund initially allocated its portfolio approximately in the same proportion among the three existing underlying equity funds: Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. Please refer to the respective commentaries for these Funds for further information on their performance.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalisation EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM small-cap stocks ended the fiscal year on a positive note, gaining 4.8% over the one year period ending October 31, 2016 according to the MSCI EM Small Cap Index. Leading the gains were small caps in Emerging Europe and Latin America, including Russia (+82%), Brazil (+69%), Colombia (+56%) and Chile (+36%). Colombia and Russia in particular staged remarkable recoveries, after having gone through a period of marked market and currency declines. EM Asia small caps lagged, however, especially heavyweights in Korea (-14%) and China (-2%).

The Fund outperformed its benchmark MSCI Emerging Markets Small Cap index by over 600bps, with country allocation adding value while stock selection detracted. In terms of country allocation, our rotation during the period from East Asia broadly into Latin America added significant value, with our overweight in Brazil contributing most together with the overweight in Russia and underweight in South Korea. Country exposures that detracted most included the underweights in South Africa and India.

On a stock basis, weighing most on returns were the holdings in Brazil, Greece, China and Korea, while selections in Taiwan and Russia helped the most. Parts manufacturers Tupy S.A. and Suzano Papel e Celulose (paper and pulp) lost most value in the Brazil holdings – their export related segments were expected to be impacted by the firming in the country’s currency over the period. While we have since sold out of Suzano, we continue to hold Tupy as we believe the underlying business remains well valued. Our sole holding in Greece during the period, Eurobank Ergasias, was impacted by the Brexit vote, although the stock had done well earlier in the year. We have since sold out of the stock as we believe the outlook for European exposed banks is unclear/negative following the Brexit vote.

Among the China holdings, our exposure to Boer Power Holdings and Ju Teng International Holdings detracted most during the period. Boer Power manufactures and supplies high tech electrical components to industry (utilities, hospitals, etc.). Following a delay in the release of results, the company restated its balance sheet by adding back certain off-balance sheet receivables factored with banks, thereby turning from a net cash position (22%) to a gearing of 77%. This hurt investor confidence resulting in a significant sell-down of the company’s shares. However, the receivables are due from end clients that are expected to pay back and the owner-CEO of the company made an interest free loan to the company and fired the CFO to continue with ongoing capital expenditures and regain investor confidence. The firm then sought to hire a CFO from one of the big four accounting firms. The stock remained under pressure as investors awaited any improvements related to changes on the governance and financial controls front. Ju Teng’s H1 2016 earnings missed expectations, citing lower shipments of low-end notebooks and higher expenses related to upgrading its facilities anticipating new product launches, which have since been delayed. At an estimated forward consensus 2017 PE of 4.5x, we believe the stock’s valuation remains cheap and new product ramp ups should be a positive catalyst. Modetour in Korea suffered as operating results came in below consensus, although in our view the top-line growth remains sustainable. We have since trimmed this holding, which, at a forward consensus average 2017 PE of 15x, continues to have reasonable value.

Egis Technology in Taiwan was a bright spot in the portfolio, as was Aeroflot in Russia. Egis Technology’s fingerprint sensor technology was selected by Samsung Electronics for adoption into some of its products. In spite of an almost 68% stock price performance over the period, Egis trades, according to consensus estimates, at a reasonable valuation of 11x 2017 PE and almost 72% 2017 return on equity (ROE). Aeroflot also did well, gaining about 168% over the period, and yet remains among the cheapest airlines trading at a 2017 PE of 4.5x based on consensus estimates according to Bloomberg.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

We reduced our allocation to Taiwan and China, ending the period with an underweight position in both markets. In Taiwan, we reduced our IT exposure, selling out of stocks such as Casetek (casing manufacturer), Primax Electronics (audio/consumer electronic accessories manufacturer), Sercomm Corp (global Internet of things solutions provider), Inotera Memories (DRAM manufacturer) and Merry Electronics (audio/acoustics manufacturer) which were previously top holdings but either had reached our fair value or our underlying investment theses were unlikely to play out as hoped. In China, we reduced the IT, real estate and healthcare exposures, trimming holdings in stocks such as Noah Holdings (wealth management), Ju Teng (casing manufacturer) and Sunac (real estate), and selling out of Fang Holdings (previously known as SouFun Holdings, real estate), iKang Healthcare and West China Cement. We instead increased exposure in consumer discretionary and industrial holdings. In early 2016, we took advantage of low valuations in Brazil and increased the portfolio positioning there. By period end, our top exposures were in industrials, materials, financial and energy stocks.

Relative company valuations continue to guide our exposures in the coverage universe, while the overall small cap universe continues to offer competitive value as well as a more direct play on the domestic economies.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of frontier market issuers, which may be denominated in any currency, including the local currency of the issuer.

Frontier Markets, according to the MSCI Frontier Markets Index Net, declined by 3.1% during the one year ended October 31, 2016. Markets such as Nigeria (-36%), Bahrain (-12%), Kuwait (-8%) and Oman (-7%) lost the most ground, although markets such as Morocco (+23%), Lebanon (+22%), Croatia (+19%), Estonia (+19%) and Ukraine (+18%) held up very well. The recovery in investor sentiment regarding EM equities seemed to have bypassed Frontier Markets during the period, as investor flows sought more liquid and higher beta markets within EM.

In Nigeria, investors continue to price in weak oil and policy mistakes that have led to FX scarcity, shortages of goods, and stubbornly high inflation. In late June 2016 the Central Bank finally allowed the currency to devalue, with the local unit falling by about 40% at the time in comparison to USD. Beyond June, the currency was expected to move to a floating exchange rate but there has been very modest liquidity. Mainly as a result of the currency drop, the Nigerian stock market was down for the period under review. The stocks themselves have moved little during the period with some weakening in local currency terms on weaker than hoped for results, but in reality we believe there was little conviction in investors’ expectations given the larger macro uncertainty and the equity market is very much ‘on hold’ for now.

On the other hand, Morocco performed well due, to some extent, to its relative safe-haven status within Africa given the issues in Nigeria. In Frontier Europe, the small market of Croatia was the best performing, especially during Q3 2016, driven by the telecom incumbent delivering surprisingly strong earnings growth for H1 2016 after struggling for a number of years.

The fund outperformed its benchmark MSCI Emerging Markets Small Cap Index by over 660bps (net of fees) with both country allocation and stock selection adding value. Contributing most overall were our exposures in Nigeria, Pakistan, Argentina and Peru, while our lack of exposure in Morocco and modest holdings in Kenya detracted most.

We have held a less than index weight in Nigeria for the period which has helped the portfolio as currency devaluation affected USD return. Our overweight in Pakistan also contributed, especially our holdings in Pakistan Oilfields, DG Khan Cement, Maple Leaf Cement and K-Electric Limited. Strong stock selection was also evident in our Argentine exposures. There was strong performance from the Fund’s exposure to two off-index holdings in banking and utilities, one a turn-around story after a capital injection (made possible under the new political regime) and the other a beneficiary of the higher electricity tariffs. We hold Credicorp in Peru which also added value.

We do not have any holdings in Morocco, hurting relative performance. The market outperformed as a safe haven and one of the bellwether real estate businesses in that market rallied on progress made in its balance sheet restructuring plan. The political and economic outlook there is indeed more stable than elsewhere in the region so it is understandable to some extent. However, we do not see enough value for long term investment at this stage.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Our positive outlook for Frontier Market equities is driven by faster than average economic growth, strong demographics and multiple opportunities for structural change, with low hanging fruit in governance, regulation and policy reform. Typically coming from a low base, these various structural improvements, if implemented, can be conducive to economic and institutional development in which high quality management teams can invest and grow, leading to higher returns and equity valuations. That said, progress in the Frontier Markets is neither uniform nor unidirectional but, as with the EM countries of 30 years ago, they do at least have a path to follow. In addition, the current absolute and relative valuations in the Frontier Market universe lend further weight to our positive outlook on the asset class.

Ashmore Emerging Markets Value Fund

The Ashmore Emerging Markets Value Fund (for purposes of this section, “the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

EM equities staged a comeback during the fiscal year ending October 31, 2016, rising 9.27% (MSCI Emerging Markets index net). While the first four months of the period were marked with declines, for most of the rest of the period, EM equities saw steady positive returns, in spite of global macro events such as the United Kingdom’s withdrawal from the European Union (Brexit) in June, the attempted coup in Turkey in July or the culmination of the presidential impeachment process in Brazil in August.

The Fund significantly outperformed its benchmark (the MSCI Emerging Markets index) over the period by over 650bps (net of fees). Country allocation and stock selection almost equally contributed to the performance. With regards to our country decisions, the overweights in Brazil and Peru, and underweight in South Africa contributed most to performance. Exposures in Greece and Argentina, and the overweight in Mexico detracted.

Stock selection added value in Russia, Mexico and South Korea, although this was partially offset by the lack of contribution by holdings in China, South Africa and Indonesia. In Russia, Aeroflot contributed the most. With margins expanding and the company gaining market share following the Transaero merger, we continue to hold on to Aeroflot, as we believe valuations are still reasonable despite its good performance so far. X5 Retail Group and Sberbank also added value. Cemex (construction materials) and Ternium (steel producer) contributed the most to the Mexican portfolio. While we are underweight in terms of country allocation, our exposures in South Korea proved helpful to the portfolio, including Hana Financial (banks), Hynix Semiconductor (IT) and Lotte Chemicals, which has since been sold out of the portfolio. On a stock basis, detracting most was Ju Teng International Holdings in China. Ju Teng missed H1 2016 earnings expectations, citing lower shipments of low-end note-books and higher expenses related to upgrading its facilities in anticipation of new product launches, which have since been delayed. At an estimated consensus 2017E price to earnings ratio (PE) of 4.5x, we believe the stock’s valuation remains cheap and new product ramp ups may be a positive catalyst.

We reduced the Fund’s active exposure in China going from an overweight at the beginning of the period to an underweight by period end, selling out of top exposures such as Shimao Property, China Railway Construction Limited and China National Building Material Group Corporation. We believe that any further infrastructure stimulus will be channelled towards clean energy, healthcare and related industries, rather than public works, thus impacting companies with such exposure. We also reduced active exposure in Taiwan, and similarly moved from an overweight to an underweight by period end. Here we sold out of top holdings such as Catcher Technology, Inotera Memories and Casetek. We instead took advantage of improving dynamics in certain Latin American countries to add exposure, particularly in Brazil and Argentina. In Brazil, we increased holdings in the materials, industrials and energy sectors, while lifting exposure to financials in Argentina.

Looking ahead, revisions to 2017 earnings expectations for EM equities are generally flat, according to JPM research. Earnings growth for MSCI Emerging Markets and MSCI Emerging Markets Small Cap indices are estimated at 14% and 20%, respectively, according to Bloomberg estimates. Overall, valuations (in terms of forward consensus 2017 price-earnings ratio (PE)) seem to be cheapest in markets such as Russia (7.0x), Turkey (8.4x), Korea (9.9x) and Egypt (10.0x), while markets such as Philippines (18.1x), Mexico (17.9x), India (17.8x) and Indonesia (16.8x) are among the most expensive in the MSCI Emerging Markets index universe.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2016 or the inception date (if later), through October 31, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund The Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 8.21% 15.49% 3.30% 2.98% Retail Class A (load-waived)1 8.00% 15.15% 3.02% 2.72% Retail Class A (unadjusted)1,2 3.69% 10.55% 2.19% 2.01% Retail Class C (load-waived)1 7.59% 14.32% 2.27% 1.96% Retail Class C (unadjusted)1,2 6.60% 13.32% 2.27% 1.96% 50/25/25 Composite Benchmark3 3.55% 9.63% 2.56% 2.95% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Brazil 11.3% Venezuela 8.2% Russia 7.1% Mexico 6.4% South Africa 5.9% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448204059 CUSIP: 044820405 BLOOMBERG: EMKIX US TICKER: EMKIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208357 CUSIP: 044820835 BLOOMBERG: EMKAX US TICKER: EMKAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208274 CUSIP: 044820827 BLOOMBERG: EMKCX US TICKER: EMKCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,082.10 $1,080.00 $1,075.90 $1,020.01 $1,018.75 $1,014.93 Expense Ratio 1.02% 1.27% 2.03% 1.02% 1.27% 2.03% Expenses Paid* $5.34 $6.64 $10.59 $5.18 $6.44 $10.28 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 10

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Hard Currency Debt Fund* Ashmore Emerging Markets Hard Currency Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, that are denominated in hard currencies (i.e. the U.S. dollar or any currency of a nation in the G-7). *Formerly, Ashmore Emerging Markets Debt Fund. The name of the Fund changed effective November 8, 2015. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 7.83% 13.06% 6.14% 5.91% Retail Class A (load-waived)1 7.53% 13.41% 6.09% 5.81% Retail Class A (unadjusted)1,2 3.23% 8.87% 5.23% 5.08% Retail Class C (load-waived)1 7.30% 13.53% 5.38% 5.08% Retail Class C (unadjusted)1,2 6.30% 12.53% 5.38% 5.08% JP Morgan EMBI GD3 6.03% 11.70% 6.56% 6.62% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Venezuela 12.5% Kazakhstan 6.3% Brazil 4.6% Dominican Republic 4.4% Mexico 4.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448203069 CUSIP: 044820306 BLOOMBERG: ESDIX US TICKER: ESDIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208506 CUSIP: 044820850 BLOOMBERG: ESDAX US TICKER: ESDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208431 CUSIP: 044820843 BLOOMBERG: ESDCX US TICKER: ESDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3. The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,078.30 $1,075.30 $1,073.00 $1,020.51 $1,019.25 $1,015.48 Expense Ratio 0.92% 1.17% 1.92% 0.92% 1.17% 1.92% Expenses Paid** $4.81 $6.10 $10.00 $4.67 $5.94 $9.73 **Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 11

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 2.41% 12.69% -1.41% -0.64% Retail Class A (load-waived)1 2.28% 12.37% -1.68% -0.90% Retail Class A (unadjusted)1,2 -1.81% 7.88% -2.48% -1.58% Retail Class C (load-waived)1 1.89% 11.75% -2.41% -1.65% Retail Class C (unadjusted)1,2 0.89% 10.75% -2.41% -1.65% JP Morgan GBI-EM GD3 1.94% 11.04% -1.19% -0.19% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Brazil 12.1% South Africa 11.1% Indonesia 11.0% Poland 10.0% Malaysia 9.3% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 CUSIP: 044820207 BLOOMBERG: ELBIX US TICKER: ELBIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208761 CUSIP: 044820876 BLOOMBERG: ELBAX US TICKER: ELBAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448208688 CUSIP: 044820868 BLOOMBERG: ELBCX US TICKER: ELBCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index——Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,024.10 $1,022.80 $1,018.90 $1,020.26 $1,019.00 $1,015.23 Expense Ratio 0.97% 1.22% 1.97% 0.97% 1.22% 1.97% Expenses Paid* $4.94 $6.20 $10.00 $4.93 $6.19 $9.98 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 12

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 12.30% 13.02% 5.46% 4.66% Retail Class A (load-waived)1 12.22% 12.92% 5.19% 4.41% Retail Class A (unadjusted)1,2 7.75% 8.40% 4.34% 3.69% Retail Class C (load-waived)1 11.71% 11.99% 4.40% 3.62% Retail Class C (unadjusted)1,2 10.72% 10.99% 4.40% 3.62% JP Morgan CEMBI BD3 5.13% 9.17% 6.04% 5.67% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Brazil 16.1% Russia 9.0% Kazakhstan 8.2% United Arab Emirates 8.0% Ukraine 7.7% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 CUSIP: 044820504 BLOOMBERG: EMCIX US TICKER: EMCIX RETAIL CLASS A Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448206039 CUSIP: 044820603 BLOOMBERG: ECDAX US TICKER: ECDAX RETAIL CLASS C Launch date: May 12, 2011 Minimum initial investment: $1,000 ISIN: US0448207029 CUSIP: 044820702 BLOOMBERG: ECDCX US TICKER: ECDCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,123.00 $1,122.20 $1,117.10 $1,019.25 $1,018.00 $1,014.23 Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17% Expenses Paid* $6.24 $7.57 $11.55 $5.94 $7.20 $10.99 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 13

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year Since incpt1 Institutional Class 11.88% 20.18% 9.50% Retail Class A (load-waived)1 11.74% 19.82% 9.21% Retail Class A (unadjusted)1,2 7.28% 15.02% 7.34% JP Morgan CEMBI BD 1-3 Year3 3.23% 5.57% 3.50% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Brazil 21.1% Russia 14.0% Ecuador 11.6% Kazakhstan 9.7% Venezuela 9.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: June 24, 2014 Minimum initial investment: $1,000,000 ISIN: US0448206948 CUSIP: 044820694 BLOOMBERG: ESFIX US TICKER: ESFIX RETAIL CLASS A Launch date: September 23, 2014 Minimum initial investment: $1,000 ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1.For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. 2 Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Institutional Class Class A Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,118.80 $1,117.43 $1,021.77 $1,020.46 Expense Ratio 0.67% 0.93% 0.67% 0.93% Expenses Paid* $3.57 $4.95 $3.40 $4.72 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 14

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Equity Opportunities Fund Ashmore Emerging Markets Equity Opportunities Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “Underlying Equity Funds”). Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months Since incpt1 Institutional Class 8.97% 8.94% Retail Class A (load-waived) 8.87% 8.69% Retail Class A (unadjusted)1 3.15% 2.98% Retail Class C (load-waived) 8.47% 7.94% Retail Class C (unadjusted)1 7.47% 6.94% MSCI EM NET2 9.41% 9.79% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) China 18.4% Brazil 11.1% Taiwan 8.9% Argentina 8.6% South Korea 8.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: November 23, 2015 Minimum initial investment: $1,000,000 ISIN: US0448206609 CUSIP: 044820660 BLOOMBERG: AEOIX US TICKER: AEOIX RETAIL CLASS A Launch date: November 23, 2015 Minimum initial investment: $1,000 ISIN: US0448206864 CUSIP: 044820686 BLOOMBERG: AEOAX US TICKER: AEOAX RETAIL CLASS C Launch date: November 23, 2015 Minimum initial investment: $1,000 ISIN: US0448206781 CUSIP: 044820678 BLOOMBERG: AEOCX US TICKER: AEOCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,089.70 $1,088.70 $1,084.70 $1,024.89 $1,023.63 $1,019.86 Expense Ratio 0.05% 0.30% 1.05% 0.05% 0.30% 1.05% Expenses Paid* $0.26 $1.58 $5.50 $0.25 $1.53 $5.33 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. Underlying fund fees are excluded from these rates and amounts. 15

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 9.83% 11.21% 2.63% 5.60% Retail Class A (load-waived)1 9.68% 10.84% 2.28% 5.24% Retail Class A (unadjusted)1,2 3.92% 5.02% 1.19% 4.13% Retail Class C (load-waived)1 9.27% 10.01% 1.54% 4.47% Retail Class C (unadjusted)1,2 8.26% 9.01% 1.54% 4.47% MSCI EM Small Cap NET3 4.86% 4.78% 2.48% 4.92% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) China 22.5% Brazil 14.7% Taiwan 13.6% Argentina 8.6% India 7.1% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: October 4, 2011 Minimum initial investment: $1,000,000 ISIN: US0448201162 CUSIP: 044820116 BLOOMBERG: ESCIX US TICKER: ESCIX RETAIL CLASS A Launch date: February 1, 2012 Minimum initial investment: $1,000 ISIN: US0448207938 CUSIP: 044820793 BLOOMBERG: ESSAX US TICKER: ESSAX RETAIL CLASS C Launch date: August 24, 2012 Minimum initial investment: $1,000 ISIN: US0448207854 CUSIP: 044820785 BLOOMBERG: ESSCX US TICKER: ESSCX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,098.30 $1,096.80 $1,092.70 $1,017.50 $1,016.24 $1,012.47 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $8.02 $9.33 $13.26 $7.71 $8.97 $12.75 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 16

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year Since incpt1 Institutional Class 5.58% 3.58% 0.99% Retail Class A (load-waived)1 5.47% 3.36% 0.65% Retail Class A (unadjusted)1,2 -0.06% -2.06% -1.15% Retail Class C (load-waived)1 5.14% 2.61% -0.16% Retail Class C (unadjusted)1,2 4.47% 1.61% -0.16% MSCI Frontier Markets NET3 -0.32% -3.05% -1.14% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) Pakistan 17.2% Argentina 13.7% United Arab Emirates 11.2% Kuwait 9.4% Egypt 6.6% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 CUSIP: 044820736 BLOOMBERG: EFEIX US TICKER: EFEIX RETAIL CLASS A Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207516 CUSIP: 044820751 BLOOMBERG: EFEAX US TICKER: EFEAX RETAIL CLASS C Launch date: May 7, 2014 Minimum initial investment: $1,000 ISIN: US0448207441 CUSIP: 044820744 BLOOMBERG: EFECX US TICKER: EFECX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,055.80 $1,054.70 $1,051.40 $1,017.50 $1,016.24 $1,012.47 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $7.85 $9.14 $12.99 $7.71 $8.97 $12.75 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 17

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Value Fund* Ashmore Emerging Markets Value Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. *Formerly, Ashmore Emerging Markets Equity Fund. The name of the Fund changed effective February 29, 2016. Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart. Average Annual Total Return For The Period Ended Oct 31, 2016 6 Months 1 Year 5 Year1 Since incpt1 Institutional Class1 12.28% 15.80% -0.85% -3.00% Retail Class A (load-waived)1 12.13% 15.36% -1.14% -3.30% Retail Class A (unadjusted)1,2 6.24% 9.30% -2.20% -4.27% MSCI EM NET3 9.41% 9.27% 0.55% -1.42% Cumulative Returns Through October 31, 2016 (% of NAV) Top 5 country exposures (% of NAV) China 24.9% South Korea 15.6% Brazil 13.5% India 8.6% Taiwan 8.5% Source: based on Ashmore. aggregate Top allocation 5 country to investment exposure instruments The above excludes related tocash countries and equivalents shown above. as well transactions. as G-7 countries Data as of and October certain31, hedge 2016. related Share class information INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 CUSIP: 044820819 BLOOMBERG: EMFIX US TICKER: EMFIX RETAIL CLASS A Launch date: February 27, 2012 Minimum initial investment: $1,000 ISIN: US0448207771 CUSIP: 044820777 BLOOMBERG: EMEAX US TICKER: EMEAX All sources are Ashmore unless otherwise indicated. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Institutional Class Class A Beginning Account Value (5/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (10/31/2016) $1,122.80 $1,121.30 $1,019.25 $1,018.00 Expense Ratio 1.17% 1.42% 1.17% 1.42% Expenses Paid* $6.24 $7.57 $5.94 $7.20 **Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. 18

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund (formerly Ashmore Emerging Markets Debt Fund), Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Value Fund (formerly Ashmore Emerging Markets Equity Fund), Ashmore Emerging Markets Small-Cap Equity Fund, and Ashmore Emerging Markets Frontier Equity Fund (Funds within Ashmore Funds), including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

April 5, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2016

	Ashmore	Ashmore	Ashmore
	Emerging	Emerging	Emerging
	Markets	Markets	Markets
	Total Return	Hard Currency	Local Currency
	Fund	Debt Fund	Bond Fund
ASSETS:
Investments in securities, at value	$721,350,670	$6,180,991	$56,756,612
Investments in affiliates, at value	—	—	—
Investments in fully funded total return swaps, at value	4,764,204	—	2,685,952
Deposit held at broker	—	—	184,502
Cash	82,177,120	133,059	20,491,255
Foreign currency, at value	1,841,840	10	487,966
Unrealized appreciation on forward foreign currency exchange contracts	3,226,467	170	606,276
Variation margin receivable on centrally cleared swap contracts	—	—	21,077
Unrealized appreciation on interest rate swap contracts	2,251,012	—	610,695
Receivable for securities and currencies sold	1,007,075	15,301	129,503
Receivable for fund shares sold	274,597	238	78,381
Receivable from Investment Manager	89,812	9,224	20,632
Interest and dividends receivable	13,072,777	111,303	1,053,249
Other assets	19,402	171	2,725
Total Assets	830,074,976	6,450,467	83,128,825
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	7,111,866	—	996,534
Variation margin payable on centrally cleared swap contracts	—	—	43,366
Unrealized depreciation on interest rate swap contracts	49,613	—	42,265
Payable for securities and currencies purchased	3,934,953	—	147,460
Payable for when-issued securities	826,912	—	—
Payable for fund shares redeemed	1,394,453	—	16,135
Distributions payable	1,095,782	10,989	51,648
Investment Manager fee payable	651,164	4,900	65,523
Trustees’ fees payable	30,715	240	3,160
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	211,939	31,972	48,822
Total Liabilities	15,307,397	48,101	1,414,913
Net Assets	$814,767,579	$6,402,366	$81,713,912
NET ASSETS:
Paid in capital	$880,628,040	$7,258,627	$90,859,058
Undistributed (distributions in excess of) net investment income (loss)	2,343,608	1,896	(3,268,663)
Accumulated net realized gain (loss)	(74,850,370)	(1,044,906)	(3,555,150)
Net unrealized appreciation (depreciation)	6,646,301	186,749	(2,321,333)
Net Assets	$814,767,579	$6,402,366	$81,713,912

Net Assets:
Class A	$3,445,031	$206,587	$840,985
Class C	2,451,236	3,849	69,546
Institutional Class	808,871,312	6,191,930	80,803,381
Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	429,967	24,021	119,044
Class C	306,287	450	9,864
Institutional Class	99,463,752	724,952	11,051,097
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$8.01	$8.60	$7.06
Class C	8.00	8.55	7.05
Institutional Class	8.13	8.54	7.31

Cost of Investments in securities	$712,189,528	$5,994,365	$59,045,841
Cost of Investments in affiliates	$—	$—	$—
Cost of Investments in fully funded total return swaps	$5,608,161	$—	$2,896,679
Cost of foreign currency held	$1,856,886	$9	$488,114

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund

$223,496,729	$125,566,587	$—	$33,883,724	$52,906,699	$9,051,880
—	—	5,426,402	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
6,156,839	3,045,200	75,661	347,688	1,810,251	78,288
53,933	15,744	—	37,998	595,664	1,949
17,117	8,027	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
660,938	—	—	96,782	745,083	—
910,551	214,835	—	27,938	56,299	676
27,762	15,397	58,315	12,476	30,234	11,724
4,480,313	2,382,125	—	6,542	159,024	3,797
9,026	—	7,396	2,214	1,845	350
235,813,208	131,247,915	5,567,774	34,415,362	56,305,099	9,148,664

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
1,235,446	443,803	—	—	1,086,188	—
—	—	—	—	—	—
532,366	9,390	—	8,095	1,414	—
256,232	190,114	—	—	—	—
226,766	69,951	—	43,234	69,879	8,826
8,691	6,375	213	1,298	2,123	335
—	—	—	—	172,884	—
87,654	52,605	13,868	36,821	45,717	29,411
2,347,155	772,238	14,081	89,448	1,378,205	38,572
$233,466,053	$130,475,677	$5,553,693	$34,325,914	$54,926,894	$9,110,092

$284,133,572	$124,205,926	$5,166,687	$39,928,555	$57,533,641	$11,139,076
42,314	726,727	—	(41,221)	203,984	7,131
(39,146,734)	1,446,642	22,460	(6,554,473)	(4,530,801)	(3,208,963)
(11,563,099)	4,096,382	364,546	993,053	1,720,070	1,172,848
$233,466,053	$130,475,677	$5,553,693	$34,325,914	$54,926,894	$9,110,092

$11,465,937	$10,394,360	$10,849	$523,462	$2,154,355	$36,442
6,010,497	—	10,777	176,246	61,845	—
215,989,619	120,081,317	5,532,067	33,626,206	52,710,694	9,073,650

1,448,368	1,002,611	1,011	60,837	269,938	4,368
760,105	—	1,009	19,349	7,872	—
26,197,545	11,788,447	514,492	3,074,912	5,815,206	1,127,176

$7.92	$10.37	$10.73	$8.60	$7.98	$8.34
7.91	—	10.68	9.11	7.86	—
8.24	10.19	10.75	10.94	9.06	8.05
$235,072,203	$121,476,274	$—	$32,883,334	$51,012,981	$7,879,017
$—	$—	$5,061,856	$—	$—	$—
$—	$—	$—	$—	$—	$—
$53,462	$15,714	$—	$38,700	$595,917	$1,966

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2016

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$53,944,039	$469,856	$4,304,678
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	53,944,039	469,856	4,304,678
EXPENSES:
Investment Manager fees	6,044,078	53,538	723,865
Administration fees	120,864	1,190	15,237
Custody fees	229,640	1,530	82,771
Professional fees	304,497	31,961	67,167
Trustees’ fees	117,876	1,053	14,022
Offering expenses and registration fees	68,657	50,027	48,429
Insurance fees	41,577	391	5,485
Printing fees	14,427	11,763	11,837
Distribution and servicing fees - Class A	7,145	221	1,879
Distribution and servicing fees - Class C	8,999	42	542
Other	56,586	10,317	20,511
Total Expenses	7,014,346	162,033	991,745
Less expenses reimbursed by the Investment Manager	(833,414)	(107,042)	(250,550)
Net Expenses	6,180,932	54,991	741,195
Net Investment Income	47,763,107	414,865	3,563,483
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	(31,545,028)	(131,239)	(8,186,125)
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	8,590,751	1,589	1,161,490
Currency swap contracts	(3,704)	—	—
Interest rate swap contracts	363,746	—	289,938
Foreign exchange transactions	(2,710,995)	(717)	306,596
Net Realized Gain (Loss)	(25,305,230)	(130,367)	(6,428,101)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $-, $-, $(7,434), $(172,891) and $-, respectively)	66,189,386	471,914	10,796,610
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	(3,588,302)	223	(614,026)
Investments in fully funded total return swaps	705,351	—	475,492
Currency swap contracts	(10,267)	—	—
Interest rate and centrally cleared swap contracts	2,264,839	—	918,868
Foreign exchange translations	12,986	14	59,401
Change in Net Unrealized Appreciation (Depreciation)	65,573,993	472,151	11,636,345
Net Realized and Unrealized Gains (Losses)	40,268,763	341,784	5,208,244
Net Increase in Net Assets Resulting from Operations	$88,031,870	$756,649	$8,771,727
* Foreign Tax Withholdings	$280,800	$—	$99,605

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund

$24,017,351	$8,591,195	$—	$—	$—	$—
—	—	69,406	703,435	1,795,912	193,099
24,017,351	8,591,195	69,406	703,435	1,795,912	193,099

2,626,950	445,879	—	562,163	760,262	98,766
45,681	13,718	946	7,499	10,137	1,718
47,756	14,904	112	81,036	126,572	22,681
132,410	51,015	34,470	44,097	49,041	30,067
42,566	13,786	958	7,635	8,090	1,594
60,149	51,524	167,823	52,358	52,976	53,291
15,891	2,818	1,878	2,617	2,596	581
14,495	10,592	10,581	11,940	13,849	10,577
21,360	4,934	23	1,035	531	63
39,552	—	93	3,148	563	6
22,099	5,805	4,057	17,547	13,075	12,946
3,068,909	614,975	220,941	791,075	1,037,692	232,290
(335,299)	(150,467)	(218,458)	(216,973)	(266,211)	(131,748)
2,733,610	464,508	2,483	574,102	771,481	100,542
21,283,741	8,126,687	66,923	129,333	1,024,431	92,557

(22,105,218)	1,385,452	—	(2,930,503)	(3,507,611)	(1,316,614)
—	—	22,471	—	—	—
184,957	233,265	—	(12,517)	(37)	283
—	—	—	—	—	—
—	—	—	—	—	—
601,004	(64,958)	—	13,114	(102,250)	(3,944)
(21,319,257)	1,553,759	22,471	(2,929,906)	(3,609,898)	(1,320,275)

26,920,079	5,405,122	—	5,741,534	4,402,810	2,425,863
—	—	364,546	—	—	—
(224,285)	8,027	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
6,310	(1,958)	—	(757)	676	(2)
26,702,104	5,411,191	364,546	5,740,777	4,403,486	2,425,861
5,382,847	6,964,950	387,017	2,810,871	793,588	1,105,586
$26,666,588	$15,091,637	$453,940	$2,940,204	$1,818,019	$1,198,143
$—	$2,047	$—	$51,931	$171,082	$18,381

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Hard Currency Debt Fund[1]		Ashmore Emerging Markets Local Currency Bond Fund
	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$47,763,107	$49,143,640	$414,865	$334,346	$3,563,483	$3,583,104
Net realized gain (loss)	(25,305,230)	(110,394,761)	(130,367)	(129,709)	(6,428,101)	(14,531,913)
Net change in unrealized appreciation (depreciation)	65,573,993	(14,430,563)	472,151	(265,977)	11,636,345	(8,389,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,031,870	(75,681,684)	756,649	(61,340)	8,771,727	(19,338,016)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(120,605)	—	(5,862)	(356)	—	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	(90,261)	(212,099)	—	(37)	(33,712)	(29,458)

Total Distributions to Class A Shareholders	(210,866)	(212,099)	(5,862)	(393)	(33,712)	(29,458)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(21,383)	—	(238)	(48)	—	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	(36,096)	(33,394)	—	(12)	(2,040)	(2,295)

Total Distributions to Class C Shareholders	(57,479)	(33,394)	(238)	(60)	(2,040)	(2,295)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(24,746,224)	—	(390,819)	(263,319)	—	—
From net realized gain	—	—	—	—	—	—
Tax return of capital	(21,115,970)	(48,542,322)	—	(69,250)	(3,565,423)	(3,490,233)

Total Distributions to Institutional Class Shareholders	(45,862,194)	(48,542,322)	(390,819)	(332,569)	(3,565,423)	(3,490,233)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	370,218	(4,565,169)	197,850	(33,736)	72,875	15,061
Net increase (decrease) in net assets resulting from Class C share transactions	1,961,081	(453,745)	3,278	59	26,584	(87,947)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	233,398,814	(322,702,928)	349,812	307,396	(3,800,017)	769,959

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	235,730,113	(327,721,842)	550,940	273,719	(3,700,558)	697,073
Total Increase (Decrease) in Net Assets	277,631,444	(452,191,341)	910,670	(120,643)	1,469,994	(22,162,929)
NET ASSETS:
Net Assets at the Beginning of the Year	537,136,135	989,327,476	5,491,696	5,612,339	80,243,918	102,406,847
Net Assets at the End of the Year	$814,767,579	$537,136,135	$6,402,366	$5,491,696	$81,713,912	$80,243,918
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$2,343,608	$(13,398,598)	$1,896	$(11,588)	$(3,268,663)	$(7,796,272)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Equity Opportunities Fund[2]	Ashmore Emerging Markets Small-Cap Equity Fund
2016	2015	2016	2015	2016	2016	2015

$21,283,741	$24,546,377	$8,126,687	$1,914,528	$ 66,923	$129,333	$866,525
(21,319,257)	(20,223,394)	1,553,759	(62,733)	22,471	(2,929,906)	(3,605,071)
26,702,104	(21,723,064)	5,411,191	(971,004)	364,546	5,740,777	(3,867,028)

26,666,588	(17,400,081)	15,091,637	880,791	453,940	2,940,204	(6,605,574)

(738,593)	(372,250)	(200,360)	(19,616)	(129)	(6,300)	(2,670)
—	(18,884)	—	—	—	—	(13,879)
—	(69,976)	—	(310)	—	—	—

(738,593)	(461,110)	(200,360)	(19,926)	(129)	(6,300)	(16,549)

(313,829)	(121,913)	—	—	(106)	(4,415)	(2,447)
—	(3,404)	—	—	—	—	(3,134)
—	(28,429)	—	—	—	—	—

(313,829)	(153,746)	—	—	(106)	(4,415)	(5,581)

(19,562,627)	(23,014,251)	(7,218,524)	(1,902,761)	(66,699)	(707,102)	(351,773)
—	(1,963,846)	—	—	—	—	(1,629,523)
—	(2,370,968)	—	(20,794)	—	—	—

(19,562,627)	(27,349,065)	(7,218,524)	(1,923,555)	(66,699)	(707,102)	(1,981,296)

3,707,745	6,391,685	9,824,185	232,701	10,109	202,688	2,267

2,567,689	3,075,145	—	—	10,090	(165,723)	288,746

(26,410,702)	(83,452,584)	85,635,382	6,697,940	5,146,488	(10,989,279)	2,055,975

(20,135,268)	(73,985,754)	95,459,567	6,930,641	5,166,687	(10,952,314)	2,346,988
(14,083,729)	(119,349,756)	103,132,320	5,867,951	5,553,693	(8,729,927)	(6,262,012)

247,549,782	366,899,538	27,343,357	21,475,406	—	43,055,841	49,317,853
$233,466,053	$247,549,782	$130,475,677	$27,343,357	$5,553,693	$34,325,914	$43,055,841

$42,314	$(552,809)	$726,727	$(22,757)	$ —	$(41,221)	$536,866

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31,

	Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Value Fund[3]
	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$1,024,431	$332,020	$92,557	$47,726
Net realized gain (loss)	(3,609,898)	(1,003,655)	(1,320,275)	(752,570)
Net change in unrealized appreciation (depreciation)	4,403,486	(2,795,438)	2,425,861	(1,229,809)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,818,019	(3,467,073)	1,198,143	(1,934,653)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(1,369)	(1,940)	(233)	(183)
From net realized gain	—	(13,570)	—	—
Tax return of capital	—	—	—	(9)

Total Distributions to Class A Shareholders	(1,369)	(15,510)	(233)	(192)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(465)	(76)	(2)	(6)
From net realized gain	—	(86)	—	—

Total Distributions to Class C Shareholders	(465)	(162)	(2)	(6)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(745,454)	(281,333)	(84,045)	(59,909)
From net realized gain	—	(778,573)	—	—
Tax return of capital	—	—	—	(2,811)

Total Distributions to Institutional Class Shareholders	(745,454)	(1,059,906)	(84,045)	(62,720)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from
Class A share transactions	2,123,829	49,816	8,663	694
Net increase (decrease) in net assets resulting from
Class C share transactions	7,394	55,144	(917)	4
Net increase (decrease) in net assets resulting from
Institutional Class share transactions	1,674,862	47,197,318	362,763	(712,536)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	3,806,085	47,302,278	370,509	(711,838)
Net Increase (Decrease) in Net Assets	4,876,816	42,759,627	1,484,372	(2,709,409)
NET ASSETS:
Net Assets at the Beginning of theYear	50,050,078	7,290,451	7,625,720	10,335,129
Net Assets at the End of theYear	$54,926,894	$50,050,078	$9,110,092	$7,625,720
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$203,984	$(18,052)	$7,131	$(332)

[1]	Formerly the Ashmore Emerging Markets Debt Fund.
[2]	The Fund commenced investment operations on November 23, 2015.
[3]	Formerly the Ashmore Emerging Markets Equity Fund.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
			Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.49	$ 8.75	$ 9.30	$ 10.05	$ 9.37

Income (loss) from investment operations:
Net investment income (loss)	0.58 [1]	0.48 [1]	0.44	0.41	0.43 [1]
Net realized and unrealized gain (loss)	0.49	(1.24)	(0.42)	(0.57)	0.68

Total from investment operations	1.07	(0.76)	0.02	(0.16)	1.11

Less distributions:

From net investment income	(0.33)	—	(0.33)	(0.43)	(0.43)
From net realized gain	—	—	(0.12)	(0.16)	—
Tax return of capital	(0.22)	(0.50)	(0.12)	—	—

Total distributions	(0.55)	(0.50)	(0.57)	(0.59)	(0.43)

Net asset value at end of year	$ 8.01	$ 7.49	$ 8.75	$ 9.30	$ 10.05

Total return[2]	15.15%	(8.78%)	0.17%	(1.70%)	12.20%

Portfolio turnover rate[3]	91%	101%	80%	85%	83%

Net assets, end of year (in thousands)	$3,445	$2,951	$8,351	$10,344	$3,263

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.41%	1.37%	1.38%	1.38%	1.48%
Total expenses after reimbursements	1.27%	1.29%	1.30%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	7.48%	5.91%	4.79%	4.55%	3.99%
Net investment income after reimbursements	7.62%	5.99%	4.87%	4.63%	4.17%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
			Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.48	$ 8.74	$ 9.29	$ 10.05	$ 9.36

Income (loss) from investment operations:
Net investment income (loss)	0.53 [1]	0.44 [1]	0.37	0.33	0.39 [1]
Net realized and unrealized gain (loss)	0.49	(1.26)	(0.42)	(0.57)	0.66

Total from investment operations	1.02	(0.82)	(0.05)	(0.24)	1.05

Less distributions:

From net investment income	(0.30)	—	(0.28)	(0.36)	(0.36)
From net realized gain	—	—	(0.12)	(0.16)	—
Tax return of capital	(0.20)	(0.44)	(0.10)	—	—

Total distributions	(0.50)	(0.44)	(0.50)	(0.52)	(0.36)

Net asset value at end of year	$ 8.00	$ 7.48	$ 8.74	$ 9.29	$10.05

Total return[2]	14.32%	(9.58%)	(0.45%)	(2.44%)	11.42%

Portfolio turnover rate[3]	91%	101%	80%	85%	83%

Net assets, end of year (in thousands)	$2,451	$443	$1,028	$969	$541

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.15%	2.12%	2.13%	2.13%	2.21%
Total expenses after reimbursements	2.02%	2.03%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	6.79%	5.35%	4.04%	3.83%	2.62%
Net investment income after reimbursements	6.92%	5.44%	4.12%	3.91%	2.78%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
		Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.60	$ 8.88	$ 9.43	$ 10.20	$ 9.50

Income (loss) from investment operations:
Net investment income (loss)	0.61 [1]	0.53 [1]	0.46	0.45	0.44 [1]
Net realized and unrealized gain (loss)	0.50	(1.28)	(0.41)	(0.60)	0.72

Total from investment operations	1.11	(0.75)	0.05	(0.15)	1.16

Less distributions:

From net investment income	(0.35)	—	(0.35)	(0.46)	(0.46)
From net realized gain	—	—	(0.12)	(0.16)	—
Tax return of capital	(0.23)	(0.53)	(0.13)	—	—

Total distributions	(0.58)	(0.53)	(0.60)	(0.62)	(0.46)

Net asset value at end of year	$ 8.13	$ 7.60	$ 8.88	$ 9.43	$ 10.20

Total return[2]	15.49%	(8.58%)	0.51%	(1.48%)	12.50%

Portfolio turnover rate[3]	91%	101%	80%	85%	83%

Net assets, end of year (in thousands)	$808,872	$533,742	$979,949	$662,412	$513,956

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.16%	1.12%	1.13%	1.13%	1.22%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	7.77%	6.40%	5.04%	4.81%	4.11%
Net investment income after reimbursements	7.91%	6.50%	5.15%	4.92%	4.31%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[3]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
			Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 8.13	$ 8.74	$10.15	$11.06	$10.04

Income (loss) from investment operations:
Net investment income (loss)[2]	0.61	0.49	0.50	0.46	0.44
Net realized and unrealized gain (loss)	0.44	(0.62)	0.20	(0.88)	1.03

Total from investment operations	1.05	(0.13)	0.70	(0.42)	1.47

Less distributions:

From net investment income	(0.58)	(0.38)	(0.53)	(0.46)	(0.45)
From net realized gain	—	—	(1.58)	(0.03)	—
Tax return of capital	—	(0.10)	— [3]	—	—

Total distributions	(0.58)	(0.48)	(2.11)	(0.49)	(0.45)

Net asset value at end of year	$ 8.60	$ 8.13	$ 8.74	$10.15	$11.06

Total return[4]	13.41%	(1.36%)	8.46%	(3.86%)	15.24%

Portfolio turnover rate[5]	68%	35%	99%	81%	30%

Net assets, end of year (in thousands)	$ 206	$ 3	$ 38	$ 2	$ 14

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.92%	3.81%	3.79%	1.66%	1.93%
Total expenses after reimbursements	1.17%	1.19%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.48%	3.18%	3.23%	3.75%	3.62%
Net investment income after reimbursements	7.23%	5.80%	5.82%	4.21%	4.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
			Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 8.08	$ 8.70	$10.12	$11.04	$10.04

Income (loss) from investment operations:
Net investment income (loss)[2]	0.47	0.43	0.44	0.38	0.37
Net realized and unrealized gain (loss)	0.57	(0.62)	0.17	(0.89)	1.01

Total from investment operations	1.04	(0.19)	0.61	(0.51)	1.38

Less distributions:

From net investment income	(0.57)	(0.34)	(0.45)	(0.38)	(0.38)
From net realized gain	—	—	(1.58)	(0.03)	—
Tax return of capital	—	(0.09)	— [3]	—	—

Total distributions	(0.57)	(0.43)	(2.03)	(0.41)	(0.38)

Net asset value at end of year	$ 8.55	$ 8.08	$ 8.70	$10.12	$11.04

Total return[4]	13.53%	(2.11%)	7.30%	(4.64%)	14.28%

Portfolio turnover rate[5]	68%	35%	99%	81%	30%

Net assets, end of year (in thousands)	$ 4	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.81%	4.49%	4.90%	2.41%	2.73%
Total expenses after reimbursements	1.92%	1.93%	1.95%	1.95%	1.95%

Net investment income to average net assets:
Net investment income before reimbursements	3.91%	2.73%	1.99%	3.16%	2.86%
Net investment income after reimbursements	5.80%	5.29%	4.94%	3.62%	3.64%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund[1]
	Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 8.07	$ 8.68	$ 10.08	$ 10.99	$ 9.99

Income (loss) from investment operations:
Net investment income (loss)[2]	0.57	0.51	0.52	0.48	0.48

Net realized and unrealized gain (loss)	0.44	(0.62)	0.18	(0.87)	1.01

Total from investment operations	1.01	(0.11)	0.70	(0.39)	1.49

Less distributions:

From net investment income	(0.54)	(0.40)	(0.52)	(0.49)	(0.49)
From net realized gain	—	—	(1.58)	(0.03)	—
Tax return of capital	—	(0.10)	— [3]	—	—

Total distributions	(0.54)	(0.50)	(2.10)	(0.52)	(0.49)

Net asset value at end of year	$ 8.54	$ 8.07	$ 8.68	$ 10.08	$ 10.99

Total return[4]	13.06%	(1.10%)	8.41%	(3.64%)	15.32%

Portfolio turnover rate[5]	68%	35%	99%	81%	30%

Net assets, end of year (in thousands)	$6,192	$5,488	$5,573	$29,004	$35,025

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.72%	3.49%	3.43%	1.41%	1.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	5.17%	3.64%	3.20%	4.08%	3.95%
Net investment income after reimbursements	6.97%	6.21%	5.71%	4.57%	4.66%

[1]	Formerly the Ashmore Emerging Markets Debt Fund.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 6.57	$ 8.44	$ 9.13	$ 9.83	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.30 [1]	0.29	0.37 [1]	0.44 [1]	0.43 [1]
Net realized and unrealized gain (loss)	0.49	(1.88)	(0.66)	(0.74)	0.31

Total from investment operations	0.79	(1.59)	(0.29)	(0.30)	0.74

Less distributions:

From net investment income	—	—	—	(0.22)	(0.34)
From net realized gain	—	—	—	(0.01)	—
Tax return of capital	(0.30)	(0.28)	(0.40)	(0.17)	— [2]

Total distributions	(0.30)	(0.28)	(0.40)	(0.40)	(0.34)

Net asset value at end of year	$ 7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83

Total return[3]	12.37%	(19.17%)	(3.25%)	(3.21%)	8.02%

Portfolio turnover rate[4]	83%	83%	112%	112%	101%

Net assets, end of year (in thousands)	$ 841	$ 712	$ 897	$ 2,096	$ 413

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.51%	1.55%	1.47%	1.64%
Total expenses after reimbursements	1.22%	1.23%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.10%	3.53%	4.29%	4.38%	3.03%
Net investment income after reimbursements	4.43%	3.81%	4.59%	4.60%	3.42%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Local Currency Bond Fund

			Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 6.56	$ 8.42	$ 9.13	$ 9.83	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.25 [1]	0.18	0.29 [1]	0.38 [1]	0.22 [1]
Net realized and unrealized gain (loss)	0.49	(1.82)	(0.67)	(0.75)	0.45

Total from investment operations	0.74	(1.64)	(0.38)	(0.37)	0.67

Less distributions:

From net investment income	—	—	—	(0.18)	(0.27)
From net realized gain	—	—	—	(0.01)	—
Tax return of capital	(0.25)	(0.22)	(0.33)	(0.14)	— [2]

Total distributions	(0.25)	(0.22)	(0.33)	(0.33)	(0.27)

Net asset value at end of year	$ 7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83

Total return[3]	11.75%	(19.83%)	(4.18%)	(3.92%)	7.33%

Portfolio turnover rate[4]	83%	83%	112%	112%	101%

Net assets, end of year (in thousands)	$ 70	$ 40	$ 147	$ 124	$ 19

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.30%	2.26%	2.31%	2.22%	2.47%
Total expenses after reimbursements	1.97%	1.99%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.35%	2.71%	3.41%	3.77%	1.87%
Net investment income after reimbursements	3.68%	2.98%	3.72%	3.99%	2.34%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

		Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 6.80	$ 8.73	$ 9.45	$ 10.18	$ 9.76

Income (loss) from investment operations:
Net investment income (loss)	0.33 [1]	0.31	0.43 [1]	0.49 [1]	0.37 [1]
Net realized and unrealized gain (loss)	0.51	(1.93)	(0.71)	(0.78)	0.42

Total from investment operations	0.84	(1.62)	(0.28)	(0.29)	0.79

Less distributions:

From net investment income	—	—	—	(0.24)	(0.37)
From net realized gain	—	—	—	(0.01)	—
Tax return of capital	(0.33)	(0.31)	(0.44)	(0.19)	— [2]

Total distributions	(0.33)	(0.31)	(0.44)	(0.44)	(0.37)

Net asset value at end of year	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18

Total return[3]	12.69%	(18.91%)	(3.04%)	(3.02%)	8.39%

Portfolio turnover rate[4]	83%	83%	112%	112%	101%

Net assets, end of year (in thousands)	$80,803	$79,492	$101,363	$82,543	$72,673

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.30%	1.26%	1.32%	1.22%	1.39%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.35%	3.78%	4.34%	4.64%	3.31%
Net investment income after reimbursements	4.68%	4.07%	4.69%	4.89%	3.73%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[4]	The portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

			Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.66	$ 8.94	$ 9.25	$ 9.69	$ 9.09

Income (loss) from investment operations:
Net investment income (loss)	0.70	0.74	0.55 [1]	0.51 [1]	0.67 [1]
Net realized and unrealized gain (loss)	0.21	(1.21)	(0.31)	(0.35)	0.67

Total from investment operations	0.91	(0.47)	0.24	0.16	1.34

Less distributions:

From net investment income	(0.65)	(0.67)	(0.55)	(0.52)	(0.69)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	(0.08)	—	(0.01)	—

Total distributions	(0.65)	(0.81)	(0.55)	(0.60)	(0.74)

Net asset value at end of year	$ 7.92	$ 7.66	$ 8.94	$ 9.25	$ 9.69

Total return[2]	12.92%	(5.27%)	2.53%	1.63%	15.54%

Portfolio turnover rate[3]	81%	90%	82%	49%	50%

Net assets, end of year (in thousands)	$11,466	$7,280	$1,704	$2,852	$ 485

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.57%	1.55%	1.53%	1.71%	2.89%
Total expenses after reimbursements	1.42%	1.42%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	8.88%	8.77%	5.79%	5.15%	5.19%
Net investment income after reimbursements	9.03%	8.90%	5.87%	5.41%	6.63%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

	Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.66	$ 8.95	$ 9.25	$ 9.70	$ 9.09

Income (loss) from investment operations:
Net investment income (loss)	0.63	0.64	0.48 [1]	0.44 [1]	0.60 [1]
Net realized and unrealized gain (loss)	0.22	(1.18)	(0.30)	(0.36)	0.68

Total from investment operations	0.85	(0.54)	0.18	0.08	1.28

Less distributions:

From net investment income	(0.60)	(0.62)	(0.48)	(0.45)	(0.62)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	(0.07)	—	(0.01)	—

Total distributions	(0.60)	(0.75)	(0.48)	(0.53)	(0.67)

Net asset value at end of year	$ 7.91	$ 7.66	$ 8.95	$ 9.25	$ 9.70

Total return[2]	11.99%	(6.04%)	1.87%	0.80%	14.78%

Portfolio turnover rate[3]	81%	90%	82%	49%	50%

Net assets, end of year (in thousands)	$6,010	$3,226	$ 421	$ 150	$ 27

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.32%	2.30%	2.28%	2.46%	3.60%
Total expenses after reimbursements	2.17%	2.17%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	8.16%	8.13%	5.15%	4.42%	4.73%
Net investment income after reimbursements	8.31%	8.26%	5.23%	4.68%	6.13%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Corporate Debt Fund

		Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.98	$ 9.30	$ 9.61	$ 10.07	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.72	0.75	0.59 [1]	0.55 [1]	0.73 [1]
Net realized and unrealized gain (loss)	0.24	(1.22)	(0.31)	(0.36)	0.70

Total from investment operations	0.96	(0.47)	0.28	0.19	1.43

Less distributions:

From net investment income	(0.70)	(0.71)	(0.59)	(0.57)	(0.74)
From net realized gain	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	(0.08)	—	(0.01)	—

Total distributions	(0.70)	(0.85)	(0.59)	(0.65)	(0.79)

Net asset value at end of year	$ 8.24	$ 7.98	$ 9.30	$ 9.61	$ 10.07

Total return[2]	13.02%	(5.08%)	2.91%	1.91%	15.97%

Portfolio turnover rate[3]	81%	90%	82%	49%	50%

Net assets, end of year (in thousands)	$215,990	$237,044	$364,775	$183,567	$17,651

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	1.32%	1.30%	1.28%	1.46%	2.66%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	9.20%	8.63%	6.14%	5.37%	6.16%
Net investment income after reimbursements	9.35%	8.76%	6.25%	5.66%	7.65%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year excluding the impact of sales charges.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

		Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 9.57	$ 9.99	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	1.02	0.67	0.05
Net realized and unrealized gain (loss)	0.78	(0.41)	(0.01)

Total from investment operations	1.80	0.26	0.04

Less distributions:

From net investment income	(1.00)	(0.67)	(0.05)
From net realized gain	—	—	—
Tax return of capital	—	(0.01)	—

Total distributions	(1.00)	(0.68)	(0.05)

Net asset value at end of period	$ 10.37	$ 9.57	$ 9.99

Total return[2]	19.82%	2.98%	0.45%

Portfolio turnover rate[3]	73%	38%	19%

Net assets, end of period (in thousands)	$10,395	$425	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.11%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	10.63%	6.50%	3.35%
Net investment income after reimbursements	10.82%	7.22%	5.33%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[5]

Net asset value at beginning of period	$ 9.40	$ 9.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	1.07	0.68	0.16
Net realized and unrealized gain (loss)	0.72	(0.39)	(0.19)

Total from investment operations	1.79	0.29	(0.03)

Less distributions:

From net investment income	(1.00)	(0.69)	(0.16)
From net realized gain	—	—	—
Tax return of capital	—	(0.01)	—

Total distributions	(1.00)	(0.70)	(0.16)

Net asset value at end of period	$ 10.19	$ 9.40	$ 9.81

Total return[2]	20.18%	3.28%	(0.25%)

Portfolio turnover rate[3]	73%	38%	19%

Net assets, end of period (in thousands)	$120,081	$26,918	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	0.89%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	11.66%	6.61%	2.58%
Net investment income after reimbursements	11.88%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund

Class A

Period Ended October 31, 2016[1]

Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss)	0.62

Total from investment operations	0.86

Less distributions:

From net investment income	(0.13)
Tax return of capital	—

Total distributions	(0.13)

Net asset value at end of period	$ 10.73

Total return[2]	8.69%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	4.92%
Total expenses after reimbursements	0.30%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(3.45%)
Net investment income after reimbursements	1.17%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund
Class C

Period Ended
October 31,
2016[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gain (loss)	0.65

Total from investment operations	0.79

Less distributions:

From net investment income	(0.11)
Tax return of capital	—

Total distributions	(0.11)

Net asset value at end of period	$ 10.68

Total return[2]	7.94%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	5.66%
Total expenses after reimbursements	1.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(4.19%)
Net investment income after reimbursements	0.42%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Opportunities Fund
Institutional Class

Period Ended
October 31,
2016[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.26
Net realized and unrealized gain (loss)	0.62

Total from investment operations	0.88

Less distributions:

From net investment income	(0.13)
Tax return of capital	—

Total distributions	(0.13)

Net asset value at end of period	$ 10.75

Total return[2]	8.94%

Portfolio turnover rate[3]	15%

Net assets, end of period (in thousands)	$5,532

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	4.67%
Total expenses after reimbursements	0.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(3.20%)
Net investment income after reimbursements	1.42%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 23, 2015.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	Net investment income and expenses include only the net investment income earned or expenses charged directly to the Fund and do not include net investment income earned or expenses charged to the underlying funds in which the Fund invests a portion of its assets.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

			Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 7.92	$ 9.35	$10.61	$ 9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.16	0.01 [2]	0.08 [2]	0.02 [2]
Net realized and unrealized gain (loss)	0.85	(1.12)	(0.42)	1.31	(0.20)

Total from investment operations	0.84	(0.96)	(0.41)	1.39	(0.18)

Less distributions:

From net investment income	(0.16)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.16)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 8.60	$ 7.92	$ 9.35	$10.61	$ 9.77

Total return[3]	10.84%	(10.32%)	(3.93%)	14.65%	(1.73%)

Portfolio turnover rate[4]	104%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 524	$ 259	$ 332	$ 265	$ 238

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.39%	2.33%	2.53%	2.35%	3.43%
Total expenses after reimbursements	1.77%	1.78%	1.80%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.09%)	0.96%	(0.65%)	0.25%	(1.15%)
Net investment income after reimbursements	0.53%	1.51%	0.08%	0.80%	0.48%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

			Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[6]

Net asset value at beginning of period	$ 8.40	$ 9.96	$11.33	$10.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.12)	0.10	(0.05)[2]	(0.06)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	0.95	(1.19)	(0.47)	1.46	0.54

Total from investment operations	0.83	(1.09)	(0.52)	1.40	0.53

Less distributions:

From net investment income	(0.12)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.12)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 9.11	$ 8.40	$ 9.96	$11.33	$10.48

Total return[3]	10.01%	(11.02%)	(4.71%)	13.93%	5.17%

Portfolio turnover rate[4]	104%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 176	$ 311	$ 77	$ 12	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.13%	3.09%	3.60%	3.10%	5.12%
Total expenses after reimbursements	2.52%	2.52%	2.55%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.89%)	1.81%	(1.53%)	(1.13%)	(3.35%)
Net investment income (loss) after reimbursements	(0.28%)	2.38%	(0.48%)	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

		Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 10.01	$ 11.63	$ 12.96	$ 11.79	$ 11.58

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.20	0.02 [2]	0.02 [2]	0.05 [2]
Net realized and unrealized gain (loss)	1.07	(1.35)	(0.50)	1.70	0.25

Total from investment operations	1.11	(1.15)	(0.48)	1.72	0.30

Less distributions:

From net investment income	(0.18)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	(0.39)	(0.84)	(0.52)	(0.04)

Total distributions	(0.18)	(0.47)	(0.85)	(0.55)	(0.09)

Net asset value at end of year	$ 10.94	$ 10.01	$ 11.63	$ 12.96	$ 11.79

Total return[3]	11.21%	(9.91%)	(3.74%)	15.04%	2.61%

Portfolio turnover rate[4]	104%	105%	104%	113%	94%

Net assets, end of year (in thousands)	$33,626	$42,486	$48,909	$30,370	$13,359

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.10%	2.08%	2.39%	2.11%	3.43%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.22%)	1.24%	(0.70%)	(0.42%)	(1.46%)
Net investment income after reimbursements	0.36%	1.80%	0.17%	0.17%	0.45%

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

		Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015		Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.83	$ 10.19		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.36	0.10	[2]	(0.03)
Net realized and unrealized gain (loss)	(0.09)	(1.45)		0.27

Total from investment operations	0.27	(1.35)		0.24

Less distributions:

From net investment income	(0.12)	(0.15)		(0.05)
From net realized gain	—	(0.86)		—

Total distributions	(0.12)	(1.01)		(0.05)

Net asset value at end of period	$ 7.98	$ 7.83		$ 10.19

Total return[3]	3.36%	(13.68%)		2.43%

Portfolio turnover rate[4]	76%	91%		157%

Net assets, end of period (in thousands)	$2,154	$45		$9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.45%	2.73%		6.90%
Total expenses after reimbursements	1.77%	1.79%		1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	4.34%	0.25%		(5.89%)
Net investment income (loss) after reimbursements	5.02%	1.19%		(0.79%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Class C

	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.73	$ 10.15	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	0.12	(1.36)	1.03

Total from investment operations	0.20	(1.41)	0.20

Less distributions:

From net investment income	(0.07)	(0.15)	(0.05)
From net realized gain	—	(0.86)	—

Total distributions	(0.07)	(1.01)	(0.05)

Net asset value at end of period	$ 7.86	$ 7.73	$ 10.15

Total return[3]	2.61%	(14.51%)	2.02%

Portfolio turnover rate[4]	76%	91%	157%

Net assets, end of period (in thousands)	$62	$53	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.05%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.39%	(1.53%)	(6.42%)
Net investment income (loss) after reimbursements	0.92%	(0.60%)	(1.26%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 8.88	$ 11.35	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.12[2]	0.14
Net realized and unrealized gain (loss)	0.13	(1.58)	1.32

Total from investment operations	0.31	(1.46)	1.46

Less distributions:

From net investment income	(0.13)	(0.15)	(0.11)
From net realized gain	—	(0.86)	—

Total distributions	(0.13)	(1.01)	(0.11)

Net asset value at end of period	$ 9.06	$ 8.88	$ 11.35

Total return[3]	3.58%	(13.29%)	14.69%

Portfolio turnover rate[4]	76%	91%	157%

Net assets, end of period (in thousands)	$52,711	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.05%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.48%	0.34%	(3.68%)
Net investment income after reimbursements	2.01%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Class A

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Net asset value at beginning of period	$ 7.29	$ 9.24	$ 9.66	$ 9.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	0.06	0.08 [3]	0.08 [3]
Net realized and unrealized gain (loss)	1.05	(1.92)	(0.40)	0.64	(0.98)

Total from investment operations	1.11	(1.89)	(0.34)	0.72	(0.90)

Less distributions:

From net investment income	(0.06)	(0.06)	(0.08)	(0.06)	(0.09)
Tax return of capital	—	— [4]	—	(0.01)	—

Total distributions	(0.06)	(0.06)	(0.08)	(0.07)	(0.09)

Net asset value at end of period	$ 8.34	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Total return[5]	15.36%	(20.52%)	(3.58%)	8.11%	(8.94%)

Portfolio turnover rate[6]	119%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 36	$ 24	$ 30	$ 28	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	2.96%	3.56%	3.62%	3.01%	4.40%
Total expenses after reimbursements	1.42%	1.43%	1.45%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.74%)	(1.82%)	(1.45%)	(0.70%)	(1.60%)
Net investment income after reimbursements	0.80%	0.31%	0.72%	0.86%	1.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Class C

	Period Ended August 9, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012

Net asset value at beginning of period	$ 8.17	$ 10.46	$ 11.00	$ 10.32	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.04)	(0.01)	(0.03)[3]	(0.01)[3]
Net realized and unrealized gain (loss)	0.81	(2.19)	(0.45)	0.78	0.36

Total from investment operations	0.82	(2.23)	(0.46)	0.75	0.35

Less distributions:

From net investment income	(0.03)	(0.06)	(0.08)	(0.06)	(0.03)
Tax return of capital	—	— [4]	—	(0.01)	—

Total distributions	(0.03)	(0.06)	(0.08)	(0.07)	(0.03)

Net asset value at end of period	$ 8.96 [8]	$ 8.17	$10.46	$11.00	$10.32

Total return[5]	10.02%	(21.38%)	(4.24%)	7.58%	3.26%

Portfolio turnover rate[6]	119%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.86%	4.31%	4.34%	3.77%	5.40%
Total expenses after reimbursements	2.22%	2.18%	2.20%	2.20%	2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.39%)	(2.57%)	(2.25%)	(1.81%)	(3.82%)
Net investment income (loss) after reimbursements	0.25%	(0.44%)	(0.11%)	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund[1]

	Institutional Class

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of year	$ 7.02	$ 8.88	$ 9.27	$ 8.62	$ 8.81

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	0.08	0.07 [3]	0.09 [3]
Net realized and unrealized gain (loss)	1.02	(1.85)	(0.39)	0.65	(0.17)

Total from investment operations	1.10	(1.80)	(0.31)	0.72	(0.08)

Less distributions:

From net investment income	(0.07)	(0.06)	(0.08)	(0.06)	(0.10)
Tax return of capital	—	— [4]	—	(0.01)	(0.01)

Total distributions	(0.07)	(0.06)	(0.08)	(0.07)	(0.11)

Net asset value at end of year	$ 8.05	$ 7.02	$ 8.88	$ 9.27	$ 8.62

Total return[5]	15.80%	(20.34%)	(3.40%)	8.48%	(0.87%)

Portfolio turnover rate[6]	119%	106%	130%	92%	95%

Net assets, end of year (in thousands)	$9,074	$7,601	$10,304	$9,825	$8,742

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	2.71%	3.31%	3.37%	2.76%	4.09%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.46%)	(1.59%)	(1.28%)	(0.79%)	(1.84%)
Net investment income after reimbursements	1.08%	0.55%	0.92%	0.80%	1.08%

[1]	Formerly the Ashmore Emerging Markets Equity Fund.
[2]	Class A commenced investment operations on February 27, 2012.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year and represents the turnover for the entire fiscal year.
[7]	Annualized for periods less than one year.
[8]	There were no investors in Ashmore Emerging Markets Value Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $2,332,264)
Angola (Rep of) 9.500%, 11/12/2025		1,534,000	$1,500,942	0.18
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		972,000	971,155	0.12
			2,472,097	0.30
Argentina (Cost $14,000,765)
Argentina (Rep of) 6.875%, 04/22/2021		2,159,000	2,336,038	0.29
Argentina (Rep of) 7.500%, 04/22/2026		2,865,000	3,130,012	0.39
Argentina (Rep of) 8.280%, 12/31/2033		1,909,376	2,121,409	0.26
Argentina (Rep of), FRN 2.500%, 12/31/2038		4,688,446	3,204,553	0.39
Letras del Banco Central de la Republica Argentina 25.436%, 12/14/2016(2)	ARS	3,809,670	243,781	0.03
Letras del Banco Central de la Republica Argentina 24.384%, 12/28/2016(2)	ARS	9,249,224	586,638	0.07
Letras del Banco Central de la Republica Argentina 23.571%, 01/04/2017(2)	ARS	17,823,556	1,125,183	0.14
Letras del Banco Central de la Republica Argentina 25.027%, 01/11/2017(2)	ARS	8,306,063	521,912	0.06
YPF S.A. 8.500%, 03/23/2021		985,000	1,083,205	0.13
			14,352,731	1.76
Azerbaijan (Cost $6,681,393)
Azerbaijan (Rep of) 4.750%, 03/18/2024		320,000	330,535	0.04
Southern Gas Corridor CJSC 6.875%, 03/24/2026		1,530,000	1,725,962	0.21
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		4,460,000	4,439,372	0.55
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		440,000	477,136	0.06
			6,973,005	0.86
Bahrain (Cost $590,000)
Bahrain (Rep of) 7.000%, 10/12/2028(3)		590,000	607,700	0.07
			607,700	0.07
Barbados (Cost $1,013,283)
Columbus Cable Barbados Ltd. 7.375%, 03/30/2021		955,000	1,021,850	0.13
			1,021,850	0.13
Belarus (Cost $4,956,617)
Belarus (Rep of) 8.950%, 01/26/2018		5,030,000	5,279,418	0.65
			5,279,418	0.65
Brazil (Cost $83,454,795)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		540,000	440,100	0.05
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		2,370,000	2,564,601	0.31
Brazil (Rep of) 4.875%, 01/22/2021		522,000	552,276	0.07
Brazil (Rep of) 2.625%, 01/05/2023		480,000	443,520	0.05
Brazil (Rep of) 8.875%, 04/15/2024		380,000	485,450	0.06
Brazil (Rep of) 4.250%, 01/07/2025		2,861,000	2,832,390	0.35
Brazil (Rep of) 6.000%, 04/07/2026		696,000	767,340	0.09
Brazil (Rep of) 8.250%, 01/20/2034		426,000	534,630	0.07
Brazil (Rep of) 7.125%, 01/20/2037		1,551,000	1,768,140	0.22
Brazil (Rep of) 5.625%, 01/07/2041		398,000	384,070	0.05
Brazil (Rep of) 5.000%, 01/27/2045		3,015,000	2,660,737	0.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Brazil (Rep of) 5.625%, 02/21/2047		1,409,000	$1,349,117	0.17
Brazil Letras do Tesouro Nacional 12.041%, 07/01/2018(2)	BRL	578,000	150,636	0.02
Brazil Letras do Tesouro Nacional 10.489%, 01/01/2019(2)	BRL	108,871,000	26,978,895	3.31
Brazil Letras do Tesouro Nacional 9.157%, 01/01/2020(2)	BRL	39,541,000	8,821,991	1.08
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	44,240,000	13,298,447	1.63
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	29,604,000	8,758,487	1.08
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	11,429,000	3,342,732	0.41
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		2,150,000	2,219,875	0.27
Minerva Luxembourg S.A. 12.250%, 02/10/2022		1,400,000	1,512,000	0.19
Petrobras Global Finance B.V. 5.750%, 01/20/2020		2,195,000	2,265,240	0.28
Petrobras Global Finance B.V. 5.375%, 01/27/2021		646,000	639,669	0.08
Petrobras Global Finance B.V. 8.750%, 05/23/2026		375,000	422,438	0.05
Petrobras Global Finance B.V. 6.875%, 01/20/2040		2,130,000	1,906,350	0.23
Petrobras Global Finance B.V. 6.850%, 06/05/2115		315,000	267,750	0.03
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,999,634	1,789,673	0.22
QGOG Constellation S.A. 6.250%, 11/09/2019		3,390,000	1,618,725	0.20
			88,775,279	10.90
Chile (Cost $7,944,319)
Banco del Estado de Chile 4.125%, 10/07/2020		430,000	459,160	0.06
Banco del Estado de Chile 3.875%, 02/08/2022		360,000	383,548	0.05
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	81,654	0.01
Chile (Rep of) 3.125%, 01/21/2026		417,000	436,182	0.05
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		240,000	267,832	0.03
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		1,229,000	1,293,212	0.16
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		470,000	488,007	0.06
Corp. Nacional del Cobre de Chile 5.625%, 10/18/2043		473,000	518,869	0.06
Corp. Nacional del Cobre de Chile 4.875%, 11/04/2044		3,261,000	3,254,390	0.40
Empresa Nacional del Petroleo 3.750%, 08/05/2026(3)		860,000	859,364	0.11
			8,042,218	0.99
China (Cost $13,699,483)
Amber Circle Funding Ltd. 3.250%, 12/04/2022		572,000	595,363	0.07
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(3)(4)(5)(6)		1,975,424	—	—
Kaisa Group Holdings Ltd. 6.560%, 12/31/2019(7)		217,406	202,688	0.03
Kaisa Group Holdings Ltd. 6.560%, 06/30/2020(7)		981,332	915,514	0.11
Kaisa Group Holdings Ltd. 6.560%, 12/31/2020(7)		1,038,295	968,501	0.12
Kaisa Group Holdings Ltd. 6.560%, 06/30/2021(7)		351,776	328,154	0.04
Kaisa Group Holdings Ltd. 6.560%, 12/31/2021(7)		380,258	354,929	0.04
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		6,462,000	6,964,795	0.86
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,360,000	1,744,023	0.21
			12,073,967	1.48
Colombia (Cost $25,860,879)
Colombia (Rep of) 7.375%, 03/18/2019		2,720,000	3,065,440	0.38
Colombia (Rep of) 11.750%, 02/25/2020		495,000	641,768	0.08
Colombia (Rep of) 4.000%, 02/26/2024		360,000	374,400	0.04
Colombia (Rep of) 8.125%, 05/21/2024		1,278,000	1,653,093	0.20
Colombia (Rep of) 7.375%, 09/18/2037		2,658,000	3,402,240	0.42
Colombia (Rep of) 6.125%, 01/18/2041		2,922,000	3,338,385	0.41
Colombia (Rep of) 5.625%, 02/26/2044		2,173,000	2,374,002	0.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Colombia - (continued)
Colombia (Rep of) 5.000%, 06/15/2045		617,000	$626,255	0.08
Colombian TES 5.000%, 11/21/2018	COP	7,792,700,000	2,525,128	0.31
Colombian TES 11.000%, 07/24/2020	COP	2,345,000,000	887,556	0.11
Colombian TES 7.000%, 05/04/2022	COP	19,037,200,000	6,360,201	0.78
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	351,842	0.04
			25,600,310	3.14
Costa Rica (Cost $5,387,983)
Costa Rica (Rep of) 4.250%, 01/26/2023		2,917,000	2,822,198	0.35
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	428,278	0.05
Costa Rica (Rep of) 5.625%, 04/30/2043		1,660,000	1,468,436	0.18
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		400,000	426,600	0.05
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		390,000	336,824	0.04
			5,482,336	0.67
Croatia (Cost $9,816,700)
Croatia (Rep of) 6.750%, 11/05/2019		1,750,000	1,922,130	0.24
Croatia (Rep of) 6.625%, 07/14/2020		3,075,000	3,410,790	0.42
Croatia (Rep of) 6.375%, 03/24/2021		1,289,000	1,430,790	0.17
Croatia (Rep of) 6.000%, 01/26/2024		2,970,000	3,351,645	0.41
			10,115,355	1.24
Czech Republic (Cost $2,189,403)
New World Resources N.V. 8.000%, 04/07/2020(5)(7)	EUR	1,758,334	—	—
New World Resources N.V. 4.000%, 10/07/2020(5)(7)	EUR	619,932	—	—
			—	—
Dominican Republic (Cost $16,769,734)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,760,000	1,843,600	0.22
Dominican (Rep of) 7.500%, 05/06/2021		1,457,000	1,602,991	0.20
Dominican (Rep of) 6.600%, 01/28/2024		840,000	911,400	0.11
Dominican (Rep of) 5.875%, 04/18/2024		3,579,000	3,713,642	0.45
Dominican (Rep of) 5.500%, 01/27/2025		2,310,000	2,350,425	0.29
Dominican (Rep of) 6.875%, 01/29/2026		2,190,000	2,425,425	0.30
Dominican (Rep of) 7.450%, 04/30/2044		1,760,000	1,953,600	0.24
Dominican (Rep of) 6.850%, 01/27/2045		2,090,000	2,173,600	0.27
			16,974,683	2.08
Ecuador (Cost $34,537,175)
Ecuador (Rep of) 10.500%, 03/24/2020		14,507,000	15,304,885	1.88
Ecuador (Rep of) 10.750%, 03/28/2022		7,550,000	7,984,125	0.98
Ecuador (Rep of) 7.950%, 06/20/2024		5,568,000	5,247,840	0.64
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.487%, 09/24/2019		9,749,053	9,627,190	1.18
			38,164,040	4.68
Egypt (Cost $205,263)
Egypt (Rep of) 6.875%, 04/30/2040		230,000	209,070	0.03
			209,070	0.03
El Salvador (Cost $3,016,717)
El Salvador (Rep of) 7.375%, 12/01/2019		990,000	1,043,787	0.13
El Salvador (Rep of) 5.875%, 01/30/2025		640,000	633,600	0.08
El Salvador (Rep of) 6.375%, 01/18/2027		270,000	268,650	0.03
El Salvador (Rep of) 8.250%, 04/10/2032		295,000	321,512	0.04
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	155,386	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		620,000	636,461	0.08
			3,059,396	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Ethiopia (Cost $2,359,141)
Ethiopia (Rep of) 6.625%, 12/11/2024		2,460,000	$2,327,406	0.29
			2,327,406	0.29
Gabon (Cost $3,193,645)
Gabon (Rep of) 6.375%, 12/12/2024		3,310,700	3,035,184	0.37
			3,035,184	0.37
Georgia (Cost $3,330,795)
Georgia (Rep of) 6.875%, 04/12/2021		2,690,000	2,999,458	0.37
Georgian Railway JSC 7.750%, 07/11/2022		340,000	379,100	0.04
			3,378,558	0.41
Ghana (Cost $850,275)
Ghana (Rep of) 9.250%, 09/15/2022		840,000	870,752	0.11
			870,752	0.11
Guatemala (Cost $1,589,404)
Guatemala (Rep of) 4.875%, 02/13/2028		1,557,000	1,630,241	0.20
			1,630,241	0.20
Hungary (Cost $15,847,588)
Hungary (Rep of) 6.250%, 01/29/2020		1,620,000	1,814,400	0.22
Hungary (Rep of) 5.375%, 02/21/2023		3,180,000	3,608,664	0.44
Hungary (Rep of) 5.750%, 11/22/2023		4,174,000	4,870,014	0.60
Hungary (Rep of) 5.375%, 03/25/2024		1,620,000	1,861,225	0.23
Hungary (Rep of) 5.500%, 06/24/2025	HUF	433,960,000	1,856,050	0.23
Hungary (Rep of) 7.625%, 03/29/2041		1,740,000	2,651,760	0.32
			16,662,113	2.04
India (Cost $13,640,864)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	406,480	0.05
Export-Import Bank of India 4.000%, 01/14/2023		1,359,000	1,427,628	0.18
Export-Import Bank of India 3.750%, 08/05/2026		430,000	426,365	0.05
India (Rep of) 7.590%, 01/11/2026	INR	730,000,000	11,448,091	1.40
			13,708,564	1.68
Indonesia (Cost $38,061,748)
Indonesia (Rep of) 6.875%, 01/17/2018		1,389,000	1,474,864	0.18
Indonesia (Rep of) 11.625%, 03/04/2019		2,530,000	3,072,505	0.38
Indonesia (Rep of) 11.500%, 09/15/2019	IDR	8,034,000,000	690,776	0.08
Indonesia (Rep of) 5.875%, 03/13/2020		624,000	692,415	0.09
Indonesia (Rep of) 4.875%, 05/05/2021		420,000	458,403	0.06
Indonesia (Rep of) 8.250%, 07/15/2021	IDR	40,533,000,000	3,267,889	0.40
Indonesia (Rep of) 7.000%, 05/15/2022	IDR	11,716,000,000	899,711	0.11
Indonesia (Rep of) 5.625%, 05/15/2023	IDR	8,359,000,000	592,185	0.07
Indonesia (Rep of) 4.125%, 01/15/2025		470,000	492,575	0.06
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	73,036,000,000	6,025,991	0.74
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	12,258,000,000	921,692	0.11
Indonesia (Rep of) 3.750%, 06/14/2028	EUR	703,000	828,308	0.10
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	6,131,000,000	528,576	0.07
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	29,444,000,000	2,476,609	0.30
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	22,278,000,000	1,547,672	0.19
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	13,068,000,000	1,052,487	0.13
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	35,236,000,000	2,821,337	0.35
Indonesia (Rep of) 7.750%, 01/17/2038		670,000	942,282	0.12
Indonesia (Rep of) 5.125%, 01/15/2045		350,000	382,051	0.05
Indonesia (Rep of) 5.950%, 01/08/2046		567,000	687,265	0.08
Majapahit Holding B.V. 8.000%, 08/07/2019		160,000	182,768	0.02
Majapahit Holding B.V. 7.750%, 01/20/2020		350,000	400,750	0.05
Pertamina Persero PT 6.000%, 05/03/2042		469,000	494,502	0.06
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		3,610,000	3,998,075	0.49

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Perusahaan Penerbit SBSN Indonesia III 4.550%, 03/29/2026		2,080,000	$2,200,315	0.27
Perusahaan Penerbit SBSN Indonesia III 6.125%, 03/15/2019		400,000	438,088	0.05
Perusahaan Penerbit SBSN Indonesia III 4.325%, 05/28/2025		1,668,000	1,753,373	0.22
			39,323,464	4.83
Ivory Coast (Cost $11,543,206)
Ivory Coast (Rep of) 5.375%, 07/23/2024		1,246,000	1,256,616	0.15
Ivory Coast (Rep of) 6.375%, 03/03/2028		306,000	319,228	0.04
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		10,445,490	10,231,984	1.26
			11,807,828	1.45
Jamaica (Cost $7,976,791)
Digicel Group Ltd. 8.250%, 09/30/2020		7,135,000	6,314,475	0.77
Digicel Group Ltd. 7.125%, 04/01/2022		1,120,000	887,264	0.11
Jamaica (Rep of) 7.875%, 07/28/2045		430,000	495,635	0.06
			7,697,374	0.94
Jordan (Cost $826,912)
Jordan (Rep of) , 01/31/2027(3)(8)		830,000	825,933	0.10
			825,933	0.10
Kazakhstan (Cost $26,987,123)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		2,453,000	2,392,166	0.29
KazAgro National Management Holding JSC 4.625%, 05/24/2023		1,100,000	1,028,500	0.13
Kazakhstan (Rep of) 5.125%, 07/21/2025		4,024,000	4,457,666	0.55
Kazakhstan (Rep of) 4.875%, 10/14/2044		1,089,000	1,099,934	0.13
Kazakhstan (Rep of) 6.500%, 07/21/2045		1,273,000	1,522,371	0.19
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		606,000	643,875	0.08
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		2,751,000	2,835,896	0.35
Kazkommertsbank JSC 7.500%, 11/29/2016		615,000	605,775	0.07
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,655,000	1,782,039	0.22
Kazkommertsbank JSC 8.500%, 05/11/2018		2,045,000	2,019,437	0.25
Kazkommertsbank JSC 5.500%, 12/21/2022		1,387,674	986,248	0.12
KazMunayGas National Co. JSC 9.125%, 07/02/2018		941,000	1,031,842	0.13
KazMunayGas National Co. JSC 7.000%, 05/05/2020		1,484,000	1,645,358	0.20
KazMunayGas National Co. JSC 6.375%, 04/09/2021		730,000	802,193	0.10
KazMunayGas National Co. JSC 5.750%, 04/30/2043		926,000	928,315	0.11
Zhaikmunai LLP 6.375%, 02/14/2019		2,710,000	2,510,679	0.31
Zhaikmunai LLP 7.125%, 11/13/2019		2,295,000	2,117,138	0.26
			28,409,432	3.49
Kenya (Cost $474,552)
Kenya (Rep of) 6.875%, 06/24/2024		500,000	498,750	0.06
			498,750	0.06
Lebanon (Cost $11,938,162)
Lebanon (Rep of) 5.150%, 11/12/2018		430,000	423,756	0.05
Lebanon (Rep of) 5.450%, 11/28/2019		700,000	689,612	0.08
Lebanon (Rep of) 6.375%, 03/09/2020		1,564,000	1,567,910	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		992,000	1,061,440	0.13
Lebanon (Rep of) 6.100%, 10/04/2022		1,037,000	1,015,638	0.12
Lebanon (Rep of) 6.000%, 01/27/2023		2,650,000	2,567,718	0.32
Lebanon (Rep of) 6.200%, 02/26/2025		899,000	863,040	0.11
Lebanon (Rep of) 6.600%, 11/27/2026		2,748,000	2,670,616	0.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Lebanon - (continued)
Lebanon (Rep of) 6.750%, 11/29/2027		757,000	$745,267	0.09
			11,604,997	1.42
Malaysia (Cost $8,018,524)
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,037,000	245,868	0.03
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	146,000	34,767	0.01
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	3,771,000	926,832	0.11
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	50,000	12,095	—
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	125,000	31,174	0.01
Malaysia (Rep of) 3.900%, 11/30/2026	MYR	114,000	27,812	—
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	4,316,000	1,065,645	0.13
Malaysia (Rep of) 3.844%, 04/15/2033	MYR	193,000	43,670	0.01
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	1,003,000	237,086	0.03
Malaysia (Rep of) 4.736%, 03/15/2046	MYR	1,612,000	395,449	0.05
Malaysia Government Investment Issue 4.390%, 07/07/2023	MYR	2,364,000	589,382	0.07
Malaysia Government Investment Issue 4.070%, 09/30/2026	MYR	2,376,000	581,491	0.07
Petronas Capital Ltd. 5.250%, 08/12/2019		1,252,000	1,368,018	0.17
Petronas Capital Ltd. 7.875%, 05/22/2022		910,000	1,167,931	0.14
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		1,171,000	1,300,161	0.16
			8,027,381	0.99
Mexico (Cost $36,315,520)
Comision Federal de Electricidad 4.875%, 01/15/2024		1,453,000	1,511,120	0.19
Comision Federal de Electricidad 5.750%, 02/14/2042		770,000	786,262	0.10
Mexican Udibonos 4.000%, 06/13/2019(9)	MXN	53,250,000	16,138,254	1.98
Mexico (Rep of) 6.050%, 01/11/2040		302,000	359,002	0.04
Mexico (Rep of) 4.750%, 03/08/2044		866,000	863,835	0.11
Mexico (Rep of) 5.550%, 01/21/2045		477,000	534,240	0.07
Mexico (Rep of) 4.600%, 01/23/2046		3,690,000	3,606,975	0.44
Mexico (Rep of) 4.350%, 01/15/2047		907,000	858,022	0.10
Mexico (Rep of) 5.750%, 10/12/2110		558,000	570,555	0.07
Mexico (Rep of) 4.000%, 03/15/2115	EUR	2,254,000	2,234,319	0.27
Petroleos Mexicanos 6.000%, 03/05/2020		234,000	253,656	0.03
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	6,470,000	312,980	0.04
Petroleos Mexicanos 6.875%, 08/04/2026		2,345,000	2,621,710	0.32
Petroleos Mexicanos 6.500%, 06/02/2041		1,710,000	1,662,120	0.20
Petroleos Mexicanos 5.500%, 06/27/2044		258,000	222,241	0.03
Petroleos Mexicanos 5.625%, 01/23/2046		1,290,000	1,115,529	0.14
Petroleos Mexicanos 6.750%, 09/21/2047(3)		2,141,000	2,122,266	0.26
			35,773,086	4.39
Mongolia (Cost $3,308,671)
Mongolian Mining Corp. 8.875%, 03/29/2017(4)		4,064,000	2,011,680	0.25
			2,011,680	0.25
Morocco (Cost $4,899,880)
Morocco (Rep of) 4.250%, 12/11/2022		3,124,000	3,325,811	0.41
Morocco (Rep of) 5.500%, 12/11/2042		1,548,000	1,740,896	0.21
			5,066,707	0.62
Namibia (Cost $294,753)
Namibia (Rep of) 5.250%, 10/29/2025		330,000	342,807	0.04
			342,807	0.04
Nigeria (Cost $3,221,923)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		282,000	236,880	0.03
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		1,190,000	923,657	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
Sea Trucks Group Ltd. 9.000%, 03/26/2018		1,700,125	$544,040	0.07
Seven Energy Finance Ltd. 10.250%, 10/11/2021		875,000	376,250	0.05
			2,080,827	0.26
Oman (Cost $1,402,146)
Oman (Rep of) 4.750%, 06/15/2026(3)		1,394,000	1,404,455	0.17
			1,404,455	0.17
Pakistan (Cost $11,953,786)
Pakistan (Rep of) 6.875%, 06/01/2017		1,810,000	1,844,933	0.23
Pakistan (Rep of) 7.250%, 04/15/2019		3,396,000	3,599,750	0.44
Pakistan (Rep of) 8.250%, 04/15/2024		1,388,000	1,563,499	0.19
Pakistan (Rep of) 8.250%, 09/30/2025		1,500,000	1,702,641	0.21
Second Pakistan International Sukuk (The) Co. Ltd. 6.750%, 12/03/2019		1,890,000	2,001,436	0.24
Third Pakistan International Sukuk (The) Co. Ltd. 5.500%, 10/13/2021(3)		1,583,000	1,612,786	0.20
			12,325,045	1.51
Panama (Cost $7,050,660)
Panama (Rep of) 4.000%, 09/22/2024		470,000	505,838	0.06
Panama (Rep of) 7.125%, 01/29/2026		1,136,000	1,502,360	0.18
Panama (Rep of) 8.875%, 09/30/2027		597,000	880,575	0.11
Panama (Rep of) 9.375%, 04/01/2029		421,000	640,446	0.08
Panama (Rep of) 6.700%, 01/26/2036		1,092,000	1,450,995	0.18
Panama (Rep of) 4.300%, 04/29/2053		2,380,000	2,427,600	0.30
			7,407,814	0.91
Paraguay (Cost $628,082)
Paraguay (Rep of) 4.625%, 01/25/2023		620,000	646,958	0.08
			646,958	0.08
Peru (Cost $14,655,383)
Peru (Rep of) 5.700%, 08/12/2024	PEN	4,934,000	1,502,846	0.18
Peru (Rep of) 7.350%, 07/21/2025		3,260,000	4,458,050	0.55
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,144,000	402,849	0.05
Peru (Rep of) 6.350%, 08/12/2028(3)	PEN	2,221,000	679,564	0.08
Peru (Rep of) 6.950%, 08/12/2031	PEN	3,767,000	1,217,365	0.15
Peru (Rep of) 8.750%, 11/21/2033		2,000,000	3,155,000	0.39
Peru (Rep of) 5.625%, 11/18/2050		2,728,000	3,464,560	0.43
			14,880,234	1.83
Philippines (Cost $15,608,999)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	11,000,000	233,414	0.03
Philippines (Rep of) 3.900%, 11/26/2022	PHP	45,000,000	917,704	0.11
Philippines (Rep of) 10.625%, 03/16/2025		547,000	872,533	0.11
Philippines (Rep of) 5.500%, 03/30/2026		500,000	611,960	0.07
Philippines (Rep of) 9.500%, 02/02/2030		1,685,000	2,816,627	0.35
Philippines (Rep of) 7.750%, 01/14/2031		1,970,000	2,975,311	0.37
Philippines (Rep of) 6.375%, 10/23/2034		2,716,000	3,783,285	0.46
Philippines (Rep of) 6.250%, 01/14/2036	PHP	15,000,000	357,014	0.04
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		2,527,000	3,361,178	0.41
			15,929,026	1.95
Poland (Cost $8,083,314)
Poland (Rep of) 5.000%, 03/23/2022		804,000	910,530	0.11
Poland (Rep of) 3.000%, 03/17/2023		295,000	303,585	0.04
Poland (Rep of) 4.000%, 10/25/2023	PLN	6,448,000	1,753,948	0.22
Poland (Rep of) 3.250%, 07/25/2025	PLN	13,658,000	3,539,435	0.43

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 2.500%, 07/25/2026	PLN	5,483,000	$1,326,290	0.16
			7,833,788	0.96
Romania (Cost $9,775,192)
Romania (Rep of) 6.750%, 02/07/2022		5,182,000	6,153,625	0.76
Romania (Rep of) 4.375%, 08/22/2023		3,340,000	3,627,908	0.45
Romania (Rep of) 6.125%, 01/22/2044		220,000	285,646	0.03
			10,067,179	1.24
Russian Federation (Cost $19,876,685)
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		1,357,699	1,086,159	0.13
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		1,840,000	1,904,989	0.23
GTH Finance B.V. 6.250%, 04/26/2020		2,685,000	2,803,462	0.34
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		1,048,000	1,116,581	0.14
Russian Railways via RZD Capital PLC 5.700%, 04/05/2022		3,192,000	3,403,144	0.42
Russian Standard Ltd. 13.000%, 10/27/2022(7)		736,257	331,463	0.04
SCF Capital Ltd. 5.375%, 06/16/2023(3)		1,350,000	1,398,735	0.17
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,435,000	1,506,032	0.19
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		2,397,000	2,457,208	0.30
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		1,800,000	1,939,500	0.24
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		430,000	449,789	0.06
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		1,137,000	1,172,283	0.14
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		1,337,000	1,430,590	0.18
			20,999,935	2.58
Saudi Arabia (Cost $1,169,854)
Saudi (Rep of) 4.500%, 10/26/2046(3)		1,190,000	1,170,662	0.14
			1,170,662	0.14
Senegal (Cost $761,230)
Senegal (Rep of) 8.750%, 05/13/2021		699,000	789,199	0.10
			789,199	0.10
Serbia (Cost $3,594,056)
Serbia (Rep of) 5.875%, 12/03/2018		810,000	857,320	0.10
Serbia (Rep of) 4.875%, 02/25/2020		2,324,000	2,406,502	0.30
Serbia (Rep of) 7.250%, 09/28/2021		340,000	390,490	0.05
			3,654,312	0.45
South Africa (Cost $47,582,178)
Eskom Holdings SOC Ltd. 5.750%, 01/26/2021		2,410,000	2,422,050	0.30
Eskom Holdings SOC Ltd. 6.750%, 08/06/2023		1,704,000	1,758,307	0.22
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025		1,310,000	1,355,378	0.17
South Africa (Rep of) 6.875%, 05/27/2019		1,160,000	1,279,654	0.16
South Africa (Rep of) 5.500%, 03/09/2020		2,086,000	2,264,754	0.28
South Africa (Rep of) 5.875%, 05/30/2022		1,958,000	2,209,364	0.27
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	45,480,000	3,268,118	0.40
South Africa (Rep of) 4.875%, 04/14/2026		590,000	612,212	0.07
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	104,618,970	8,593,206	1.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
South Africa - (continued)
South Africa (Rep of) 4.300%, 10/12/2028		3,473,000	$3,367,768	0.41
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	32,180,000	2,183,717	0.27
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	82,240,000	5,074,041	0.62
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	31,940,000	2,180,175	0.27
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	11,230,000	605,339	0.07
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	36,660,000	2,507,303	0.31
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	46,260,000	3,210,539	0.39
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	66,560,000	4,606,567	0.57
			47,498,492	5.83
Sri Lanka (Cost $885,979)
Sri Lanka (Rep of) 6.825%, 07/18/2026(3)		861,000	908,440	0.11
			908,440	0.11
Suriname (Cost $857,000)
Suriname (Rep of) 9.250%, 10/26/2026(3)		857,000	895,685	0.11
			895,685	0.11
Thailand (Cost $3,390,799)
Thailand (Rep of) 1.250%, 03/12/2028(9)	THB	28,480,000	777,190	0.10
Thailand (Rep of) 3.400%, 06/17/2036	THB	74,224,000	2,368,905	0.29
Thailand (Rep of) 4.675%, 06/29/2044	THB	6,522,000	252,851	0.03
			3,398,946	0.42
Turkey (Cost $29,859,649)
Turkey (Rep of) 6.750%, 04/03/2018		1,918,000	2,021,093	0.25
Turkey (Rep of) 7.000%, 03/11/2019		1,170,000	1,265,062	0.16
Turkey (Rep of) 7.500%, 11/07/2019		1,240,000	1,376,400	0.17
Turkey (Rep of) 9.400%, 07/08/2020	TRY	8,187,069	2,633,991	0.32
Turkey (Rep of) 10.700%, 02/17/2021	TRY	24,798,000	8,318,680	1.02
Turkey (Rep of) 5.625%, 03/30/2021		1,570,000	1,658,030	0.20
Turkey (Rep of) 3.000%, 02/23/2022(9)	TRY	4,331,940	2,024,801	0.25
Turkey (Rep of) 6.250%, 09/26/2022		400,000	435,115	0.05
Turkey (Rep of) 10.400%, 03/20/2024	TRY	2,000	667	—
Turkey (Rep of) 5.750%, 03/22/2024		1,970,000	2,093,976	0.26
Turkey (Rep of) 7.375%, 02/05/2025		1,117,000	1,308,319	0.16
Turkey (Rep of) 10.600%, 02/11/2026	TRY	7,940,000	2,685,371	0.33
Turkey (Rep of) 6.750%, 05/30/2040		1,227,000	1,384,056	0.17
Turkey (Rep of) 6.000%, 01/14/2041		650,000	670,742	0.08
Turkey (Rep of) 6.625%, 02/17/2045		523,000	586,236	0.07
			28,462,539	3.49
Ukraine (Cost $12,513,087)
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,017,000	1,020,356	0.13
Metinvest B.V., FRN 10.500%, 11/28/2017		1,256,172	1,069,354	0.13
Metinvest B.V., FRN 8.750%, 02/14/2018		1,380,829	1,187,789	0.15
MHP S.A. 8.250%, 04/02/2020		2,950,000	2,887,991	0.35
Oschadbank Via SSB #1 PLC, FRN 9.625%, 03/20/2025		490,000	471,625	0.06
Ukraine (Rep of) 7.750%, 09/01/2020		480,000	475,704	0.06
Ukraine (Rep of) 7.750%, 09/01/2021		119,000	117,215	0.01
Ukraine (Rep of) 7.750%, 09/01/2022		642,000	627,555	0.08
Ukraine (Rep of) 7.750%, 09/01/2023		322,000	312,372	0.04
Ukraine (Rep of) 7.750%, 09/01/2024		278,000	267,622	0.03
Ukraine (Rep of) 7.750%, 09/01/2025		348,000	333,113	0.04
Ukraine (Rep of) 7.750%, 09/01/2026		1,146,000	1,092,482	0.13
Ukraine (Rep of) 7.750%, 09/01/2027		1,176,000	1,117,318	0.14
Ukraine (Rep of), FRN 2.731%, 05/31/2040(2)		294,000	92,925	0.01
Ukreximbank Via Biz Finance PLC 9.750%, 01/22/2025		1,580,000	1,520,750	0.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
UkrLandFarming PLC 10.875%, 03/26/2018		1,012,816	$324,101	0.04
			12,918,272	1.59
United Arab Emirates (Cost $3,359,082)
Abu Dhabi (Rep of) 3.125%, 05/03/2026		860,000	894,142	0.11
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		1,579,000	1,867,878	0.23
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		310,000	296,050	0.03
Topaz Marine S.A. 8.625%, 11/01/2018		320,000	310,291	0.04
			3,368,361	0.41
Uruguay (Cost $7,505,046)
Uruguay (Rep of) 4.500%, 08/14/2024		1,554,374	1,700,485	0.21
Uruguay (Rep of) 7.875%, 01/15/2033		2,226,000	3,090,801	0.38
Uruguay (Rep of) 7.625%, 03/21/2036		1,064,000	1,466,724	0.18
Uruguay (Rep of) 4.125%, 11/20/2045		514,235	469,754	0.06
Uruguay (Rep of) 5.100%, 06/18/2050		956,000	952,415	0.11
			7,680,179	0.94
Venezuela (Cost $66,501,386)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		8,128,400	6,543,362	0.80
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		921,133	670,125	0.08
Petroleos de Venezuela S.A. 8.500%, 10/27/2020(3)		44,740,000	32,436,500	3.98
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		2,659,076	1,316,243	0.16
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		405,000	239,962	0.03
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		580,000	212,164	0.03
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		2,623,147	1,167,956	0.14
Venezuela (Rep of) 7.750%, 10/13/2019		1,380,000	700,350	0.09
Venezuela (Rep of) 6.000%, 12/09/2020		853,000	378,732	0.05
Venezuela (Rep of) 12.750%, 08/23/2022		2,226,000	1,287,741	0.16
Venezuela (Rep of) 9.000%, 05/07/2023		680,000	312,120	0.04
Venezuela (Rep of) 8.250%, 10/13/2024		5,030,000	2,218,230	0.27
Venezuela (Rep of) 7.650%, 04/21/2025		742,000	320,544	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		13,885,200	7,671,573	0.94
Venezuela (Rep of) 9.250%, 09/15/2027		1,620,000	811,620	0.10
Venezuela (Rep of) 9.250%, 05/07/2028		3,353,000	1,554,115	0.19
Venezuela (Rep of) 11.950%, 08/05/2031		14,803,200	8,141,760	1.00
			65,983,097	8.10
Vietnam (Cost $3,973,179)
Vietnam (Rep of) 6.750%, 01/29/2020		3,181,000	3,543,173	0.44
Vietnam (Rep of) 4.800%, 11/19/2024		482,000	509,676	0.06
			4,052,849	0.50
Zambia (Cost $4,357,350)
Zambia (Rep of) 8.500%, 04/14/2024		540,000	525,480	0.06
Zambia (Rep of) 8.970%, 07/30/2027		4,380,000	4,294,327	0.53
			4,819,807	0.59
Total Debt Securities (Cost $702,480,372)			711,381,813	87.31

Bank Loans

China (Cost $281,761)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(5)		638,734	—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(5)		281,761	—	—
			—	—
United Arab Emirates (Cost $9,386,086)
DP World Ltd. 3.750%, 09/30/2022		6,291,269	5,253,211	0.64

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
United Arab Emirates - (continued)
DP World Ltd. 4.250%, 09/30/2022		5,613,656	$4,701,436	0.58
			9,954,647	1.22
Total Bank Loans (Cost $9,667,847)			9,954,647	1.22

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Mexico (Cost $13,827)
Corp. GEO S.A.B. de C.V., Series B	MXN	36,793	$14,210	—

Total Equity Securities (Cost $13,827)			14,210	—

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd.,		1,308,684	$—	—
Exp. 12/31/2017, Strike Price $11.92(5)

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V.,	MXN	63,823	—	—
Exp. 07/31/2022, Strike Price $9.75(5)

Total Warrants (Cost $27,482)			—	—

Total Investments in Securities (Cost $712,189,528)			721,350,670	88.53

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $5,608,161)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	5,702,000,000	$463,963	0.06
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000%, 03/15/2029	IDR	1,592,000,000	137,252	0.02
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	21,101	—
Indonesia (Rep of), Issued by HSBC Bank, 8.375%, 03/15/2034	IDR	3,022,000,000	243,390	0.03
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	173,098	0.02
Indonesia (Rep of), Issued by Standard Chartered, 0.084%, 03/15/2024	IDR	6,958,000,000	566,161	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	$343,267	0.04
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	7,600,000,000	627,054	0.08
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	196,474	0.02
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	974,214	0.12
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	798,599	0.10
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	219,631	0.03
			4,764,204	0.59
Total Fully Funded Total Return Swaps (Cost $5,608,161)			4,764,204	0.59

Total Investments (Total Cost $717,797,689)			726,114,874	89.12

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			88,652,705	10.88

Net Assets			$814,767,579	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(4)	Issuer has defaulted on terms of debt obligation.
(5)	Security has been deemed worthless and is a Level 3 investment.
(6)	Restricted security that has been deemed illiquid. At October 31, 2016, the value of these restricted illiquid securities amounted to $2,153,160 or 0.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Egypt (Rep of), 6.125%, 01/31/2022	01/24/2017	$980,000
Egypt (Rep of), 8.500%, 01/31/2047	01/24/2017	1,140,000
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016	01/14/2013-07/20/2015	1,953,742
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	27,482

(7)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(8)	When issued security.
(9)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/03/2016	Deutsche Bank	Brazilian Real	13,326,680	United States Dollar	4,204,000	$(32,862)
11/03/2016	HSBC Bank	Brazilian Real	1,536,863	United States Dollar	475,000	6,025
11/03/2016	HSBC Bank	Brazilian Real	20,648,997	United States Dollar	6,612,970	(150,009)
11/03/2016	Merrill Lynch	Brazilian Real	15,114,330	United States Dollar	4,620,000	110,657
11/03/2016	Citibank	United States Dollar	9,045,560	Brazilian Real	28,670,717	71,869
11/03/2016	JP Morgan	United States Dollar	6,424,521	Brazilian Real	20,394,000	41,372
11/03/2016	Morgan Stanley	United States Dollar	477,402	Brazilian Real	1,562,153	(11,539)
11/10/2016	BNP Paribas	Argentine Peso	2,118,677	United States Dollar	135,708	3,210
11/10/2016	BNP Paribas	United States Dollar	1,220,685	Argentine Peso	18,719,201	(6,706)
11/10/2016	JP Morgan	United States Dollar	1,199,388	Argentine Peso	18,719,201	(28,003)
11/25/2016	ANZ	United States Dollar	251,234	Euro	230,875	(2,464)
11/25/2016	Deutsche Bank	United States Dollar	4,504,535	Euro	4,086,725	13,838
11/29/2016	JP Morgan	Romanian Leu	8,436,641	United States Dollar	2,140,790	(84,590)
11/30/2016	ANZ	Indian Rupee	132,866,003	United States Dollar	1,964,311	19,208
11/30/2016	ANZ	Indian Rupee	219,073,980	United States Dollar	3,261,000	9,493
11/30/2016	Barclays	Indian Rupee	102,096,263	United States Dollar	1,507,846	16,320
11/30/2016	BNP Paribas	Indian Rupee	69,090,000	United States Dollar	1,020,306	11,119
11/30/2016	BNP Paribas	Indian Rupee	97,776,000	United States Dollar	1,455,000	4,670
11/30/2016	Deutsche Bank	Indian Rupee	36,212,787	United States Dollar	536,565	4,045
11/30/2016	HSBC Bank	Indian Rupee	68,120,000	United States Dollar	1,006,352	10,592
11/30/2016	UBS	Indian Rupee	157,016,000	United States Dollar	2,324,355	19,692
11/30/2016	ANZ	Indonesian Rupiah	7,033,703,759	United States Dollar	538,568	(1,234)
11/30/2016	BNP Paribas	Indonesian Rupiah	12,789,043,000	United States Dollar	970,116	6,892
11/30/2016	BNP Paribas	Malaysian Ringgit	138,381	United States Dollar	32,864	64
11/30/2016	HSBC Bank	Malaysian Ringgit	103,989	United States Dollar	24,759	(15)
11/30/2016	JP Morgan	Malaysian Ringgit	138,857	United States Dollar	33,010	31
11/30/2016	Merrill Lynch	Malaysian Ringgit	172,996	United States Dollar	41,258	(93)
11/30/2016	Morgan Stanley	Malaysian Ringgit	9,210,960	United States Dollar	2,200,000	(8,219)
11/30/2016	Morgan Stanley	Malaysian Ringgit	20,811,900	United States Dollar	5,054,499	(102,233)
11/30/2016	UBS	Malaysian Ringgit	20,753,860	United States Dollar	5,041,138	(102,682)
11/30/2016	HSBC Bank	Polish Zloty	22,415,043	United States Dollar	5,834,782	(125,717)
11/30/2016	Barclays	Russian Ruble	779,663,164	United States Dollar	11,764,505	439,661
11/30/2016	Credit Suisse	Russian Ruble	108,948,336	United States Dollar	1,680,000	25,382
11/30/2016	Credit Suisse	Russian Ruble	106,464,481	United States Dollar	1,641,729	24,773
11/30/2016	JP Morgan	Russian Ruble	108,418,745	United States Dollar	1,675,171	21,921
11/30/2016	Morgan Stanley	Russian Ruble	206,025,396	United States Dollar	3,280,398	(55,456)
11/30/2016	Goldman Sachs	Taiwan Dollar	12,517,550	United States Dollar	395,000	1,690
11/30/2016	JP Morgan	Taiwan Dollar	340,648,678	United States Dollar	10,817,678	(22,283)
11/30/2016	UBS	Taiwan Dollar	37,461,760	United States Dollar	1,184,000	3,189
11/30/2016	BNP Paribas	Thai Baht	685,585,836	United States Dollar	19,461,044	115,237
11/30/2016	Citibank	Thai Baht	80,672,500	United States Dollar	2,300,000	3,530
11/30/2016	Deutsche Bank	Turkish Lira	14,478,041	United States Dollar	4,833,644	(184,306)
11/30/2016	HSBC Bank	Turkish Lira	1,967,110	United States Dollar	653,275	(21,577)
11/30/2016	ANZ	United States Dollar	3,444	Indonesian Rupiah	46,000,000	(70)
11/30/2016	HSBC Bank	United States Dollar	1,116	Indonesian Rupiah	14,830,000	(17)
11/30/2016	BNP Paribas	United States Dollar	3,404,855	South African Rand	48,127,081	(143,254)
11/30/2016	BNP Paribas	United States Dollar	829,613	Turkish Lira	2,575,450	2,558
11/30/2016	Merrill Lynch	United States Dollar	1,917,874	Turkish Lira	5,946,469	8,283
12/02/2016	Goldman Sachs	United States Dollar	1,268,200	Brazilian Real	4,006,624	25,436
12/02/2016	HSBC Bank	United States Dollar	6,554,717	Brazilian Real	20,648,997	149,868
12/02/2016	HSBC Bank	United States Dollar	1,263,400	Brazilian Real	3,975,200	30,384
12/09/2016	HSBC Bank	Polish Zloty	26,090,412	United States Dollar	6,821,201	(176,708)
12/09/2016	Merrill Lynch	Romanian Leu	7,628,141	United States Dollar	1,930,002	(70,291)
12/09/2016	Barclays	Russian Ruble	321,065,128	United States Dollar	5,113,764	(102,432)
12/09/2016	Deutsche Bank	Russian Ruble	224,898,254	United States Dollar	3,464,851	45,465
01/04/2017	Deutsche Bank	Brazilian Real	20,017,752	United States Dollar	6,024,000	122,074

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/04/2017	Deutsche Bank	Brazilian Real	10,663,731	United States Dollar	3,211,000	$63,098
01/04/2017	Goldman Sachs	Brazilian Real	30,632,495	United States Dollar	9,235,000	170,131
01/04/2017	Santander	Brazilian Real	60,354,120	United States Dollar	18,440,000	90,597
01/04/2017	Goldman Sachs	United States Dollar	3,736,338	Brazilian Real	16,253,071	(1,253,862)
01/04/2017	JP Morgan	United States Dollar	1,360,000	Brazilian Real	4,358,528	21,796
01/04/2017	Merrill Lynch	United States Dollar	1,263,400	Brazilian Real	4,023,297	28,122
01/04/2017	Merrill Lynch	United States Dollar	2,036,001	Brazilian Real	8,096,157	(449,772)
01/06/2017	HSBC Bank	Chinese Offshore Yuan	4,218,812	United States Dollar	637,861	(18,815)
01/06/2017	HSBC Bank	Chinese Offshore Yuan	19,874,389	United States Dollar	2,986,385	(70,125)
01/06/2017	HSBC Bank	United States Dollar	267,470	Chinese Offshore Yuan	1,798,201	3,612
01/06/2017	HSBC Bank	United States Dollar	3,250,000	Chinese Offshore Yuan	22,295,000	(21,447)
01/26/2017	ANZ	Chinese Yuan Renminbi	4,449,743	United States Dollar	655,000	(3,748)
01/26/2017	ANZ	Chinese Yuan Renminbi	119,183,884	United States Dollar	17,572,264	(128,836)
01/26/2017	Barclays	Chinese Yuan Renminbi	13,831,200	United States Dollar	2,034,000	(9,703)
01/26/2017	Citibank	Korean Won	2,013,051,600	United States Dollar	1,778,000	(19,169)
01/26/2017	Goldman Sachs	Korean Won	555,835,500	United States Dollar	495,000	(9,359)
01/26/2017	JP Morgan	Korean Won	16,470,655,913	United States Dollar	14,694,135	(303,492)
01/31/2017	BNP Paribas	Chilean Peso	2,118,262,081	United States Dollar	3,148,428	71,388
01/31/2017	BNP Paribas	Colombian Peso	5,958,915,123	United States Dollar	1,996,955	(40,769)
01/31/2017	JP Morgan	Czech Koruna	158,894,099	United States Dollar	6,445,485	57,977
01/31/2017	Deutsche Bank	Hungarian Forint	3,923,873,165	United States Dollar	13,884,165	89,933
01/31/2017	Citibank	Indian Rupee	318,961,000	United States Dollar	4,712,085	9,450
01/31/2017	JP Morgan	Indian Rupee	179,221,000	United States Dollar	2,649,630	3,352
01/31/2017	Merrill Lynch	Indian Rupee	329,238,241	United States Dollar	4,856,379	17,287
01/31/2017	JP Morgan	Israeli Shekel	12,509,553	United States Dollar	3,247,636	21,077
01/31/2017	BNP Paribas	Malaysian Ringgit	3,289,386	United States Dollar	785,000	(3,811)
01/31/2017	Citibank	Malaysian Ringgit	39,674,035	United States Dollar	9,464,226	(42,129)
01/31/2017	Citibank	Mexican Peso	8,870,449	United States Dollar	470,883	(6,385)
01/31/2017	Citibank	Mexican Peso	29,329,493	United States Dollar	1,560,810	(24,979)
01/31/2017	Citibank	Mexican Peso	38,240,811	United States Dollar	2,033,307	(30,838)
01/31/2017	Citibank	Peruvian Nuevo Sol	13,388,778	United States Dollar	3,921,153	17,568
01/31/2017	Credit Suisse	Peruvian Nuevo Sol	9,283,300	United States Dollar	2,725,172	5,796
01/31/2017	Credit Suisse	Peruvian Nuevo Sol	9,712,818	United States Dollar	2,862,605	(5,280)
01/31/2017	Barclays	Philippine Peso	22,614,980	United States Dollar	466,000	(2,244)
01/31/2017	Merrill Lynch	Philippine Peso	75,615,108	United States Dollar	1,556,827	(6,221)
01/31/2017	HSBC Bank	Polish Zloty	35,661,360	United States Dollar	8,967,914	106,057
01/31/2017	Merrill Lynch	Polish Zloty	9,274,767	United States Dollar	2,338,806	21,143
01/31/2017	Merrill Lynch	Polish Zloty	4,457,308	United States Dollar	1,125,590	8,564
01/31/2017	Merrill Lynch	Romanian Leu	14,853,530	United States Dollar	3,594,842	30,873
01/31/2017	Citibank	Russian Ruble	481,597,691	United States Dollar	7,561,590	(137,754)
01/31/2017	ANZ	Singapore Dollar	1,001,549	United States Dollar	720,000	200
01/31/2017	ANZ	Singapore Dollar	6,476,939	United States Dollar	4,675,815	(18,334)
01/31/2017	HSBC Bank	United States Dollar	455,000	Mexican Peso	8,689,903	(44)
01/31/2017	Deutsche Bank	United States Dollar	950,046	Polish Zloty	3,771,345	(9,566)
01/31/2017	Citibank	United States Dollar	5,160,000	Singapore Dollar	7,186,461	(7,689)
01/31/2017	Citibank	United States Dollar	5,169,000	Singapore Dollar	7,206,413	(13,036)
01/31/2017	Barclays	United States Dollar	94,644	South African Rand	1,340,872	(2,949)
01/31/2017	JP Morgan	United States Dollar	3,330,000	Turkish Lira	10,400,256	34,451
03/02/2017	BNP Paribas	United States Dollar	3,971,478	Brazilian Real	15,643,651	(753,525)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	26,500,860	United States Dollar	4,163,202	(290,531)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	42,770,000	United States Dollar	6,710,599	(460,457)
03/06/2017	HSBC Bank	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	408,663
03/06/2017	HSBC Bank	United States Dollar	4,717,450	Chinese Offshore Yuan	30,344,995	283,021
03/06/2017	HSBC Bank	United States Dollar	1,560,000	Chinese Offshore Yuan	9,936,420	107,954
03/31/2017	Merrill Lynch	Mexican Peso	121,233,258	United States Dollar	6,785,317	(478,939)
03/31/2017	Santander	Mexican Peso	121,217,935	United States Dollar	6,795,108	(489,528)
03/31/2017	Merrill Lynch	United States Dollar	523,365	Mexican Peso	9,942,624	6,164
05/11/2017	HSBC Bank	Chinese Offshore Yuan	22,461,415	United States Dollar	3,350,000	(81,261)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	19,835,766	United States Dollar	2,971,205	(84,569)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/11/2017	HSBC Bank	United States Dollar	5,447,000	Chinese Offshore Yuan	36,454,048	$141,958
05/11/2017	UBS	United States Dollar	872,000	Chinese Offshore Yuan	5,843,133	21,667
09/08/2017	JP Morgan	Czech Koruna	14,716,939	Euro	549,406	1,003
09/08/2017	Merrill Lynch	Czech Koruna	202,004,140	Euro	7,540,000	15,017
09/08/2017	Merrill Lynch	Czech Koruna	29,294,632	Euro	1,098,435	(3,375)
10/03/2017	Deutsche Bank	United States Dollar	3,211,000	Brazilian Real	11,421,527	(58,333)
10/03/2017	Deutsche Bank	United States Dollar	6,024,000	Brazilian Real	21,454,476	(117,196)
10/03/2017	Goldman Sachs	United States Dollar	9,235,000	Brazilian Real	32,811,955	(157,196)
01/03/2018	Santander	United States Dollar	18,440,000	Brazilian Real	65,840,020	(63,840)

Total						$(3,885,399)

At October 31, 2016, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

Brazil CETIP Interbank Deposit Rate	12.255%	BRL	18,190,409	01/02/2019	$ 50,501	HSBC Bank

Brazil CETIP Interbank Deposit Rate	12.225%	BRL	1,968,949	01/02/2019	6,989	HSBC Bank

Brazil CETIP Interbank Deposit Rate	15.420%	BRL	18,283,628	01/02/2019	554,717	HSBC Bank

Brazil CETIP Interbank Deposit Rate	12.220%	BRL	19,385,267	01/02/2019	67,340	HSBC Bank

Brazil CETIP Interbank Deposit Rate	15.715%	BRL	8,509,458	01/02/2019	572,559	HSBC Bank

Brazil CETIP Interbank Deposit Rate	13.850%	BRL	37,054,198	01/02/2019	576,767	HSBC Bank

Brazil CETIP Interbank Deposit Rate	11.503%	BRL	27,653,463	01/02/2019	(2,557)	HSBC Bank

Brazil CETIP Interbank Deposit Rate	11.998%	BRL	52,214,763	01/02/2019	119,743	BNP Paribas

Brazil CETIP Interbank Deposit Rate	12.055%	BRL	17,374,074	01/02/2019	47,435	BNP Paribas

Brazil CETIP Interbank Deposit Rate	12.016%	BRL	49,781,061	01/02/2019	126,040	BNP Paribas

Brazil CETIP Interbank Deposit Rate	12.340%	BRL	6,629,467	01/04/2021	85,806	HSBC Bank

MYR-KLIBOR-BNM 3 Month Rate	3.555%	MYR	28,198,000	03/08/2018	22,941	HSBC Bank

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gains/ (Losses)	Counterparty

MYR-KLIBOR-BNM 3 Month Rate	3.560%	MYR	24,122,000	03/22/2018	$20,174	HSBC Bank

WIBOR Poland 6 Month Rate	2.110%	PLN	5,400,000	07/07/2026	(47,056)	Barclays

					$2,201,399

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$168,766,080	$—	$168,766,080
Corporate Convertible Bonds	—	—	—	—
Financial Certificates	—	10,477,033	—	10,477,033
Government Agencies	—	24,271,382	—	24,271,382
Government Bonds	—	487,059,195	—	487,059,195
Index Linked Government Bonds	—	18,940,245	—	18,940,245
Municipal Bonds	—	1,867,878	—	1,867,878

Total Debt Securities	—	711,381,813	—	711,381,813
Bank Loans	—	—	9,954,647	9,954,647
Common Stock	14,210	—	—	14,210
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	4,764,204	—	4,764,204
Total Investments	$14,210	$716,146,017	$9,954,647	$726,114,874

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$3,226,467	$—	$3,226,467
Interest Rate Swap Contracts	—	2,251,012	—	2,251,012
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(7,111,866)	—	(7,111,866)
Interest Rate Swap Contracts	—	(49,613)	—	(49,613)
Total Other Financial Instruments	$—	$(1,684,000)	$—	$(1,684,000)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, the Fund had transfers as disclosed below.

Transfers from Level 2 to Level 3

Country	Value	Reason
Bank Loans
United Arab Emirates	$9,954,647	Move to broker quote pricing during the current period.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Transfers from Level 3 to Level 2

Country	Value	Reason
Corporate Bonds
Russian Federation	$331,463	Security was fair valued in prior period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2016:

Category and Subcategory	Beginning Balance at 10/31/2015	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2016
Investments, at value Corporate Bonds
China	$1,050,531	$(20,220)	$ —	$—	$—	$(1,030,311)	$—	$—	$ —	$(1,030,311)
Czech Republic	—	—	—	—	—	—	—	—	—	(1,051,288)
Russian Federation	166,665	6,899	117,157	(93,297)	(364,466)	498,505	—	(331,463)	—	—
Bank Loans
China	558,077	—	—	—	—	(558,077)	—	—	—	(558,077)
Ukraine	123,000	—	—	(123,000)	—	—	—	—	—	—
United Arab Emirates	—	—	—	—	—	—	9,954,647	—	9,954,647	568,560

Total	$1,898,273	$(13,321)	$117,157	$(216,297)	$(364,466)	$(1,089,883)	$9,954,647	$(331,463)	$9,954,647	$(2,071,116)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2016	Technique	Input
Bank Loans	$9,954,647	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$2,251,012
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,226,467	—

	$3,226,467	$2,251,012

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(49,613)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(7,111,866)	—

	$(7,111,866)	$(49,613)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$8,590,751	$—
Net Realized Loss on Currency Swap Contracts	—	(3,704)
Net Realized Gain on Interest Rate Swap Contracts	—	363,746

	$8,590,751	$360,042

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(3,588,302)	$—
Net Change in Unrealized Depreciation on Currency Swap Contracts	—	(10,267)
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	2,264,839

	$(3,588,302)	$2,254,572

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$725,212,302
Gross tax appreciation of investments	22,196,143
Gross tax depreciation of investments	(21,293,571)
Net tax appreciation of investments	$902,572

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $220,586)
Argentina (Rep of) 7.500%, 04/22/2026		150,000	$163,875	2.56
Argentina (Rep of) 8.280%, 12/31/2033		22,232	24,752	0.39
Argentina (Rep of), FRN 2.500%, 12/31/2038		57,232	39,118	0.61
			227,745	3.56
Azerbaijan (Cost $182,337)
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		200,000	216,880	3.39
			216,880	3.39
Belarus (Cost $121,543)
Belarus (Rep of) 8.950%, 01/26/2018		130,000	136,446	2.13
			136,446	2.13
Brazil (Cost $277,545)
Brazil (Rep of) 4.875%, 01/22/2021		50,000	52,900	0.83
Brazil (Rep of) 8.875%, 04/15/2024		10,000	12,775	0.20
Brazil (Rep of) 4.250%, 01/07/2025		56,000	55,440	0.87
Brazil (Rep of) 8.250%, 01/20/2034		9,000	11,295	0.18
Brazil (Rep of) 7.125%, 01/20/2037		32,000	36,480	0.57
Petrobras Global Finance B.V. 8.750%, 05/23/2026		20,000	22,530	0.35
Petrobras Global Finance B.V. 6.875%, 01/20/2040		50,000	44,750	0.70
Petrobras Global Finance B.V. 6.850%, 06/05/2115		4,000	3,400	0.05
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		57,560	51,516	0.80
			291,086	4.55
Chile (Cost $107,461)
Banco del Estado de Chile 4.125%, 10/07/2020		100,000	106,782	1.67
			106,782	1.67
China (Cost $132,233)
Kaisa Group Holdings Ltd. 6.560%, 12/31/2020(2)		10,000	9,328	0.15
Kaisa Group Holdings Ltd. 6.560%, 06/30/2021(2)		10,000	9,328	0.14
Kaisa Group Holdings Ltd. 6.560%, 12/31/2021(2)		10,000	9,334	0.15
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	107,781	1.68
			135,771	2.12
Colombia (Cost $201,124)
Colombia (Rep of) 11.750%, 02/25/2020		55,000	71,308	1.11
Colombia (Rep of) 8.125%, 05/21/2024		10,000	12,935	0.20
Colombia (Rep of) 6.125%, 01/18/2041		100,000	114,250	1.79
			198,493	3.10
Costa Rica (Cost $58,521)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	57,104	0.89
			57,104	0.89
Croatia (Cost $129,943)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	133,104	2.08
			133,104	2.08
Dominican Republic (Cost $275,959)
Dominican (Rep of) 7.500%, 05/06/2021		100,000	110,020	1.72
Dominican (Rep of) 5.875%, 04/18/2024		160,000	166,019	2.59
			276,039	4.31
Ecuador (Cost $145,177)
Ecuador (Rep of) 7.950%, 06/20/2024		200,000	188,500	2.94
			188,500	2.94

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Egypt (Cost $37,960)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	$40,795	0.64
			40,795	0.64
El Salvador (Cost $32,553)
El Salvador (Rep of) 5.875%, 01/30/2025		10,000	9,900	0.16
El Salvador (Rep of) 8.250%, 04/10/2032		10,000	10,899	0.17
El Salvador (Rep of) 7.650%, 06/15/2035		15,000	15,538	0.24
			36,337	0.57
Georgia (Cost $31,460)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	33,450	0.52
			33,450	0.52
Hungary (Cost $199,110)
Hungary (Rep of) 6.250%, 01/29/2020		30,000	33,600	0.53
Hungary (Rep of) 5.375%, 02/21/2023		52,000	59,010	0.92
Hungary (Rep of) 5.750%, 11/22/2023		48,000	56,004	0.87
Hungary (Rep of) 5.375%, 03/25/2024		26,000	29,871	0.47
Hungary (Rep of) 7.625%, 03/29/2041		26,000	39,624	0.62
			218,109	3.41
Indonesia (Cost $235,275)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	31,854	0.50
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	177,542	2.77
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	42,192	0.66
			251,588	3.93
Ivory Coast (Cost $116,925)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		128,700	126,069	1.97
			126,069	1.97
Jamaica (Cost $184,532)
Digicel Group Ltd. 8.250%, 09/30/2020		200,000	177,000	2.76
			177,000	2.76
Kazakhstan (Cost $391,326)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	58,759	0.92
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	50,000	53,838	0.84
Kazkommertsbank JSC 5.500%, 12/21/2022		29,784	21,168	0.33
KazMunayGas National Co. JSC 7.000%, 05/05/2020		170,000	188,485	2.94
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	70,735	1.11
			392,985	6.14
Latvia (Cost $29,178)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	31,112	0.48
			31,112	0.48
Lebanon (Cost $151,268)
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	9,855	0.15
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	9,852	0.15
Lebanon (Rep of) 6.375%, 03/09/2020		30,000	30,075	0.47
Lebanon (Rep of) 8.250%, 04/12/2021		24,000	25,680	0.40
Lebanon (Rep of) 6.100%, 10/04/2022		19,000	18,609	0.29
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	9,689	0.15
Lebanon (Rep of) 6.200%, 02/26/2025		12,000	11,520	0.18
Lebanon (Rep of) 6.600%, 11/27/2026		24,000	23,324	0.37
Lebanon (Rep of) 6.750%, 11/29/2027		11,000	10,829	0.17
			149,433	2.33
Malaysia (Cost $63,773)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	64,172	1.00
			64,172	1.00
Mexico (Cost $267,241)
Mexico (Rep of) 6.750%, 09/27/2034		14,000	18,060	0.28

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Mexico (Rep of) 4.750%, 03/08/2044		10,000	$9,975	0.16
Mexico (Rep of) 5.550%, 01/21/2045		36,000	40,320	0.63
Mexico (Rep of) 5.750%, 10/12/2110		58,000	59,305	0.93
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	10,840	0.17
Petroleos Mexicanos 6.875%, 08/04/2026		26,000	29,068	0.46
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	15,552	0.24
Petroleos Mexicanos 5.625%, 01/23/2046		41,000	35,455	0.55
Petroleos Mexicanos 6.750%, 09/21/2047		39,000	38,659	0.60
			257,234	4.02
Morocco (Cost $47,097)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	53,230	0.83
			53,230	0.83
Pakistan (Cost $101,423)
Pakistan (Rep of) 6.875%, 06/01/2017		100,000	101,930	1.59
			101,930	1.59
Panama (Cost $91,438)
Panama (Rep of) 8.875%, 09/30/2027		15,000	22,125	0.35
Panama (Rep of) 9.375%, 04/01/2029		10,000	15,212	0.24
Panama (Rep of) 6.700%, 01/26/2036		45,000	59,794	0.93
			97,131	1.52
Peru (Cost $140,327)
Peru (Rep of) 8.750%, 11/21/2033		58,000	91,495	1.43
Peru (Rep of) 5.625%, 11/18/2050		44,000	55,880	0.87
			147,375	2.30
Philippines (Cost $199,897)
Philippines (Rep of) 4.000%, 01/15/2021		50,000	54,391	0.85
Philippines (Rep of) 10.625%, 03/16/2025		15,000	23,927	0.37
Philippines (Rep of) 9.500%, 02/02/2030		77,000	128,712	2.01
			207,030	3.23
Poland (Cost $20,130)
Poland (Rep of) 5.000%, 03/23/2022		10,000	11,325	0.18
Poland (Rep of) 3.000%, 03/17/2023		10,000	10,291	0.16
			21,616	0.34
Romania (Cost $128,133)
Romania (Rep of) 6.750%, 02/07/2022		52,000	61,750	0.97
Romania (Rep of) 4.375%, 08/22/2023		62,000	67,344	1.05
Romania (Rep of) 6.125%, 01/22/2044		4,000	5,194	0.08
			134,288	2.10
Russian Federation (Cost $204,142)
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	102,512	1.60
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	107,750	1.68
			210,262	3.28
Senegal (Cost $31,925)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	33,871	0.53
			33,871	0.53
Serbia (Cost $51,971)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	57,425	0.90
			57,425	0.90
South Africa (Cost $83,338)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	86,855	1.36
			86,855	1.36

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Sri Lanka (Cost $40,096)
Bank of Ceylon 6.875%, 05/03/2017		40,000	$40,599	0.63
			40,599	0.63
Turkey (Cost $173,007)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	52,688	0.82
Turkey (Rep of) 5.625%, 03/30/2021		40,000	42,243	0.66
Turkey (Rep of) 6.750%, 05/30/2040		30,000	33,840	0.53
Turkey (Rep of) 6.000%, 01/14/2041		40,000	41,276	0.65
			170,047	2.66
Ukraine (Cost $133,711)
Ukraine (Rep of) 7.750%, 09/01/2027		140,000	133,014	2.08
			133,014	2.08
Uruguay (Cost $100,259)
Uruguay (Rep of) 4.500%, 08/14/2024		32,503	35,558	0.56
Uruguay (Rep of) 7.875%, 01/15/2033		17,000	23,605	0.37
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	22,056	0.34
Uruguay (Rep of) 4.125%, 11/20/2045		10,774	9,842	0.15
Uruguay (Rep of) 5.100%, 06/18/2050		9,000	8,966	0.14
			100,027	1.56
Venezuela (Cost $802,049)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		160,100	128,880	2.01
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		15,300	11,131	0.17
Petroleos de Venezuela S.A. 8.500%, 10/27/2020		373,000	270,425	4.22
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		29,046	14,378	0.23
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	8,887	0.14
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	4,390	0.07
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		38,000	16,919	0.26
Venezuela (Rep of) 7.750%, 10/13/2019		24,000	12,180	0.19
Venezuela (Rep of) 6.000%, 12/09/2020		12,000	5,328	0.08
Venezuela (Rep of) 12.750%, 08/23/2022		57,000	32,975	0.52
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	9,639	0.15
Venezuela (Rep of) 8.250%, 10/13/2024		50,000	22,050	0.34
Venezuela (Rep of) 7.650%, 04/21/2025		10,000	4,320	0.07
Venezuela (Rep of) 11.750%, 10/21/2026		192,000	106,080	1.66
Venezuela (Rep of) 9.250%, 09/15/2027		22,000	11,022	0.17
Venezuela (Rep of) 9.250%, 05/07/2028		27,000	12,515	0.20
Venezuela (Rep of) 11.950%, 08/05/2031		205,900	113,245	1.77
			784,364	12.25
Vietnam (Cost $52,392)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	55,693	0.87
			55,693	0.87
Total Debt Securities (Cost $5,994,365)			6,180,991	96.54

Total Investments (Total Cost $5,994,365)			6,180,991	96.54

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			221,375	3.46

Net Assets			$6,402,366	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Percentages shown are based on net assets.

At October 31, 2016, the Ashmore Emerging Markets Hard Currency Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/25/2016	Deutsche Bank	United States Dollar	55,407	Euro	50,268	$170

Total						$170

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Hard Currency Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$1,861,539	$—	$1,861,539
Government Agencies	—	258,699	—	258,699
Government Bonds	—	4,060,753	—	4,060,753
Total Investments	$—	$6,180,991	$—	$6,180,991

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 170	$—	$ 170

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$170

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 1,589

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign
Currency Exchange Contracts	$ 223

  * See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,065,122
Gross tax appreciation of investments	246,064
Gross tax depreciation of investments	(130,195)
Net tax appreciation of investments	$115,869

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $689,003)
Letras del Banco Central de la Republica Argentina 25.436%, 12/14/2016(2)	ARS	1,035,856	$66,284	0.08
Letras del Banco Central de la Republica Argentina 24.384%, 12/28/2016(2)	ARS	2,478,699	157,213	0.19
Letras del Banco Central de la Republica Argentina 23.586%, 01/04/2017(2)	ARS	4,513,835	284,954	0.35
Letras del Banco Central de la Republica Argentina 25.027%, 01/11/2017(2)	ARS	2,358,890	148,221	0.18
			656,672	0.80
Brazil (Cost $7,770,474)
Brazil Letras do Tesouro Nacional 10.555%, 01/01/2019(2)	BRL	18,132,000	4,493,220	5.50
Brazil Letras do Tesouro Nacional 9.473%, 01/01/2020(2)	BRL	1,550,000	345,820	0.42
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	6,566,000	1,973,750	2.42
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	3,491,000	1,032,852	1.26
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	1,481,000	433,188	0.53
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2027	BRL	2,232,000	643,584	0.79
			8,922,414	10.92
Chile (Cost $44,210)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	32,662	0.04
			32,662	0.04
Colombia (Cost $4,997,082)
Colombian TES 5.000%, 11/21/2018	COP	3,596,700,000	1,165,466	1.43
Colombian TES 7.000%, 09/11/2019	COP	800,400,000	269,099	0.33
Colombian TES 11.000%, 07/24/2020	COP	1,411,700,000	534,312	0.65
Colombian TES 7.000%, 05/04/2022	COP	9,438,000,000	3,153,173	3.86
			5,122,050	6.27
Hungary (Cost $1,988,087)
Hungary (Rep of) 3.500%, 06/24/2020	HUF	18,350,000	69,828	0.09
Hungary (Rep of) 7.500%, 11/12/2020	HUF	27,590,000	120,798	0.15
Hungary (Rep of) 7.000%, 06/24/2022	HUF	106,100,000	477,393	0.58
Hungary (Rep of) 6.000%, 11/24/2023	HUF	117,480,000	515,663	0.63
Hungary (Rep of) 3.000%, 06/26/2024	HUF	36,500,000	132,842	0.16
Hungary (Rep of) 5.500%, 06/24/2025	HUF	155,960,000	667,042	0.82
			1,983,566	2.43
India (Cost $2,498,296)
India (Rep of) 7.590%, 01/11/2026	INR	160,000,000	2,509,171	3.07
			2,509,171	3.07
Indonesia (Cost $5,894,053)
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,039,000,000	90,957	0.11
Indonesia (Rep of) 8.250%, 07/15/2021	IDR	11,020,000,000	888,465	1.09
Indonesia (Rep of) 7.000%, 05/15/2022	IDR	1,041,000,000	79,942	0.10
Indonesia (Rep of) 5.625%, 05/15/2023	IDR	521,000,000	36,910	0.05
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	3,479,000,000	283,081	0.35
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	15,024,000,000	1,239,587	1.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	4,801,000,000	$360,992	0.44
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	15,353,000,000	1,323,637	1.62
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	6,635,000,000	558,086	0.68
Indonesia (Rep of) 8.250%, 06/15/2032	IDR	1,145,000,000	92,960	0.11
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	4,037,000,000	280,454	0.34
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	5,575,000,000	449,006	0.55
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	6,135,000,000	491,228	0.60
			6,175,305	7.56
Malaysia (Cost $3,436,953)
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	319,000	77,045	0.09
Malaysia (Rep of) 3.620%, 11/30/2021	MYR	1,960,000	473,932	0.58
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,704,000	404,010	0.49
Malaysia (Rep of) 3.795%, 09/30/2022	MYR	372,000	89,975	0.11
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	1,966,000	468,160	0.57
Malaysia (Rep of) 3.800%, 08/17/2023	MYR	1,000	242	—
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	1,477,000	363,015	0.44
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	390,000	94,341	0.12
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	365,000	91,027	0.11
Malaysia (Rep of) 3.900%, 11/30/2026	MYR	876,000	213,717	0.26
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	498,000	122,959	0.15
Malaysia (Rep of) 4.232%, 06/30/2031	MYR	390,000	95,102	0.12
Malaysia (Rep of) 3.844%, 04/15/2033	MYR	164,000	37,109	0.05
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	854,000	201,866	0.25
Malaysia Government Investment Issue 4.194%, 07/15/2022	MYR	633,000	154,995	0.19
Malaysia Government Investment Issue 4.390%, 07/07/2023	MYR	912,000	227,376	0.28
Malaysia Government Investment Issue 4.070%, 09/30/2026	MYR	973,000	238,128	0.29
			3,352,999	4.10
Mexico (Cost $3,465,219)
Mexican Bonos 7.750%, 05/29/2031	MXN	3,410,000	199,246	0.24
Mexican Udibonos 4.000%, 06/13/2019(3)	MXN	10,370,000	3,142,792	3.85
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	122,870	0.15
			3,464,908	4.24
Peru (Cost $1,502,457)
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	268,039	0.33
Peru (Rep of) 8.200%, 08/12/2026	PEN	986,000	347,210	0.42
Peru (Rep of) 6.350%, 08/12/2028	PEN	673,000	205,919	0.25
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,869,000	603,997	0.74
			1,425,165	1.74
Philippines (Cost $769,868)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	10,000,000	212,195	0.26
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	203,934	0.25
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	238,009	0.29
			654,138	0.80
Poland (Cost $3,021,845)
Poland (Rep of) 5.750%, 09/23/2022	PLN	3,456,000	1,023,961	1.25
Poland (Rep of) 2.750%, 08/25/2023(3)	PLN	324,000	104,751	0.13
Poland (Rep of) 4.000%, 10/25/2023	PLN	792,000	215,435	0.26
Poland (Rep of) 3.250%, 07/25/2025	PLN	4,652,000	1,205,554	1.48
Poland (Rep of) 2.500%, 07/25/2026	PLN	560,000	135,459	0.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 5.750%, 04/25/2029	PLN	230,000	$72,631	0.09
			2,757,791	3.38
Russian Federation (Cost $1,898,280)
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	9,830,000	144,424	0.18
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	27,849,000	423,217	0.52
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	12,330,000	180,148	0.22
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	24,998,000	364,136	0.45
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	11,729,000	181,840	0.22
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	12,776,000	181,863	0.22
			1,475,628	1.81
South Africa (Cost $10,059,754)
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	8,249,500	614,123	0.75
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	18,339,810	1,317,868	1.61
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	15,267,900	1,254,077	1.53
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	9,160,000	621,593	0.76
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	29,073,860	1,793,798	2.20
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	8,120,000	554,259	0.68
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	3,950,000	212,920	0.26
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	12,700,000	868,597	1.06
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,600,000	247,573	0.30
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	9,020,000	626,006	0.77
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	11,995,900	830,227	1.02
			8,941,041	10.94
Thailand (Cost $2,746,062)
Thailand (Rep of) 3.625%, 06/16/2023	THB	17,292,000	544,142	0.67
Thailand (Rep of) 3.850%, 12/12/2025	THB	4,647,000	151,191	0.18
Thailand (Rep of) 2.125%, 12/17/2026	THB	10,674,000	303,651	0.37
Thailand (Rep of) 1.250%, 03/12/2028(3)	THB	10,000,000	272,890	0.33
Thailand (Rep of) 3.400%, 06/17/2036	THB	40,098,000	1,279,753	1.57
Thailand (Rep of) 4.675%, 06/29/2044	THB	3,980,000	154,300	0.19
			2,705,927	3.31
Turkey (Cost $8,264,198)
Turkey (Rep of) 8.300%, 06/20/2018	TRY	1,932,000	618,140	0.76
Turkey (Rep of) 8.500%, 07/10/2019	TRY	2,731,510	867,763	1.06
Turkey (Rep of) 9.400%, 07/08/2020	TRY	3,198,340	1,028,988	1.26
Turkey (Rep of) 10.700%, 02/17/2021	TRY	1,093,000	366,655	0.45
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,187,000	380,546	0.46
Turkey (Rep of) 3.000%, 02/23/2022(3)	TRY	1,689,810	789,838	0.97
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,045,000	319,152	0.39
Turkey (Rep of) 7.100%, 03/08/2023	TRY	3,014,700	852,992	1.04
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,443,810	751,091	0.92
Turkey (Rep of) 10.600%, 02/11/2026	TRY	1,780,000	602,010	0.74
			6,577,175	8.05
Total Debt Securities (Cost $59,045,841)			56,756,612	69.46

Total Investments in Securities (Cost $59,045,841)			$56,756,612	69.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $2,896,679)
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875%, 04/15/2019	IDR	1,456,000,000	$114,561	0.14
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	10,500,000,000	854,368	1.05
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.000%, 05/15/2027	IDR	941,000,000	70,755	0.09
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	57,343	0.07
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	4,710,000,000	379,340	0.46
Indonesia (Rep of), Issued by HSBC Bank, 10.500%, 08/15/2030	IDR	1,949,000,000	186,270	0.23
Indonesia (Rep of), Issued by HSBC Bank, 8.250%, 06/15/2032	IDR	30,000,000	2,436	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	211,558	0.26
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	6,009,000,000	451,823	0.55
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,064,000,000	101,688	0.12
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	1,166,000,000	93,909	0.11
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 05/15/2036	IDR	2,022,000,000	161,901	0.20
			2,685,952	3.28
Total Fully Funded Total Return Swaps (Cost $2,896,679)			2,685,952	3.28

Total Investments (Total Cost $61,942,520)			59,442,564	72.74

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			22,271,348	27.26

Net Assets			$81,713,912	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(3)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/03/2016	Goldman Sachs	Brazilian Real	762,700	United States Dollar	234,000	$ 4,718
11/03/2016	HSBC Bank	Brazilian Real	759,203	United States Dollar	243,140	(5,515)
11/03/2016	Merrill Lynch	Brazilian Real	1,553,963	United States Dollar	475,000	11,377
11/03/2016	Citibank	United States Dollar	970,430	Brazilian Real	3,075,865	7,710
11/10/2016	BNP Paribas	Argentine Peso	625,132	United States Dollar	40,042	947
11/10/2016	BNP Paribas	United States Dollar	232,655	Argentine Peso	3,567,761	(1,278)
11/10/2016	BNP Paribas	United States Dollar	195,885	Argentine Peso	3,070,500	(5,443)
11/10/2016	JP Morgan	United States Dollar	228,596	Argentine Peso	3,567,761	(5,337)
11/29/2016	JP Morgan	Romanian Leu	3,301,472	United States Dollar	837,746	(33,102)
11/30/2016	ANZ	Indian Rupee	30,602,759	United States Dollar	452,436	4,424
11/30/2016	Barclays	Indian Rupee	23,515,627	United States Dollar	347,299	3,759
11/30/2016	BNP Paribas	Indian Rupee	15,910,000	United States Dollar	234,955	2,560
11/30/2016	Deutsche Bank	Indian Rupee	8,344,122	United States Dollar	123,635	932
11/30/2016	HSBC Bank	Indian Rupee	15,690,000	United States Dollar	231,792	2,440
11/30/2016	UBS	Indian Rupee	36,165,000	United States Dollar	535,361	4,536
11/30/2016	BNP Paribas	Indonesian Rupiah	2,425,333,000	United States Dollar	183,974	1,307
11/30/2016	BNP Paribas	Malaysian Ringgit	118,031	United States Dollar	28,031	55
11/30/2016	HSBC Bank	Malaysian Ringgit	88,697	United States Dollar	21,118	(13)
11/30/2016	JP Morgan	Malaysian Ringgit	140,309	United States Dollar	33,209	178
11/30/2016	JP Morgan	Malaysian Ringgit	118,437	United States Dollar	28,156	27
11/30/2016	Merrill Lynch	Malaysian Ringgit	147,555	United States Dollar	35,191	(80)
11/30/2016	Morgan Stanley	Malaysian Ringgit	3,658,600	United States Dollar	888,549	(17,972)
11/30/2016	UBS	Malaysian Ringgit	3,648,439	United States Dollar	886,210	(18,051)
11/30/2016	HSBC Bank	Polish Zloty	6,524,202	United States Dollar	1,698,292	(36,592)
11/30/2016	Barclays	Russian Ruble	13,067,606	United States Dollar	197,180	7,369
11/30/2016	Credit Suisse	Russian Ruble	19,455,060	United States Dollar	300,000	4,532
11/30/2016	Credit Suisse	Russian Ruble	18,793,903	United States Dollar	289,810	4,373
11/30/2016	JP Morgan	Russian Ruble	18,916,640	United States Dollar	292,280	3,825
11/30/2016	Morgan Stanley	Russian Ruble	50,524,990	United States Dollar	804,474	(13,600)
11/30/2016	Deutsche Bank	South African Rand	1,883,954	United States Dollar	133,000	5,892
11/30/2016	BNP Paribas	Thai Baht	122,619,547	United States Dollar	3,480,679	20,610
11/30/2016	HSBC Bank	Turkish Lira	661,419	United States Dollar	212,000	402
11/30/2016	HSBC Bank	Turkish Lira	550,075	United States Dollar	182,679	(6,034)
11/30/2016	Deutsche Bank	United States Dollar	595,744	Indian Rupee	39,970,729	(968)
11/30/2016	ANZ	United States Dollar	524,298	Indonesian Rupiah	7,002,000,000	(10,614)
11/30/2016	HSBC Bank	United States Dollar	170,942	Indonesian Rupiah	2,270,960,000	(2,546)
11/30/2016	Deutsche Bank	United States Dollar	105,000	Thai Baht	3,676,575	19
11/30/2016	BNP Paribas	United States Dollar	341,055	Turkish Lira	1,058,770	1,051
11/30/2016	Deutsche Bank	United States Dollar	602,859	Turkish Lira	1,805,721	22,987
12/02/2016	Deutsche Bank	Brazilian Real	562,450	United States Dollar	175,000	(541)
12/02/2016	Goldman Sachs	United States Dollar	260,658	Brazilian Real	823,497	5,228
12/02/2016	HSBC Bank	United States Dollar	259,671	Brazilian Real	817,037	6,245
12/02/2016	HSBC Bank	United States Dollar	240,998	Brazilian Real	759,203	5,510
12/09/2016	HSBC Bank	Polish Zloty	7,869,961	United States Dollar	2,057,560	(53,303)
12/09/2016	Merrill Lynch	Romanian Leu	3,012,909	United States Dollar	762,299	(27,763)
12/09/2016	Barclays	Russian Ruble	59,845,770	United States Dollar	953,193	(19,093)
12/09/2016	Deutsche Bank	Russian Ruble	25,354,242	United States Dollar	390,615	5,126
01/04/2017	Deutsche Bank	Brazilian Real	4,379,714	United States Dollar	1,318,000	26,709
01/04/2017	Deutsche Bank	Brazilian Real	2,722,623	United States Dollar	816,281	19,649
01/04/2017	Deutsche Bank	Brazilian Real	2,331,342	United States Dollar	702,000	13,795
01/04/2017	Goldman Sachs	Brazilian Real	6,700,340	United States Dollar	2,020,000	37,213
01/04/2017	Merrill Lynch	Brazilian Real	1,543,528	United States Dollar	463,647	10,264
01/04/2017	Santander	Brazilian Real	13,092,000	United States Dollar	4,000,000	19,652
01/04/2017	JP Morgan	United States Dollar	465,000	Brazilian Real	1,490,232	7,452

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/04/2017	Merrill Lynch	United States Dollar	259,670	Brazilian Real	826,919	$ 5,780
01/06/2017	HSBC Bank	Chinese Offshore Yuan	6,036,800	United States Dollar	912,317	(26,509)
01/06/2017	HSBC Bank	United States Dollar	880,000	Chinese Offshore Yuan	6,036,800	(5,807)
01/26/2017	JP Morgan	United States Dollar	779,464	Korean Won	873,701,028	16,099
01/31/2017	BNP Paribas	Chilean Peso	31,682,863	United States Dollar	47,091	1,068
01/31/2017	ING	Hungarian Forint	139,218,754	United States Dollar	492,583	3,217
01/31/2017	Deutsche Bank	Hungarian Forint	519,105,253	United States Dollar	1,836,793	11,898
01/31/2017	Citibank	Malaysian Ringgit	7,846,797	United States Dollar	1,871,850	(8,332)
01/31/2017	Deutsche Bank	Malaysian Ringgit	1,851,263	United States Dollar	439,000	652
01/31/2017	Citibank	Mexican Peso	938,335	United States Dollar	49,811	(675)
01/31/2017	Citibank	Mexican Peso	3,102,502	United States Dollar	165,104	(2,642)
01/31/2017	Citibank	Mexican Peso	4,045,147	United States Dollar	215,085	(3,262)
01/31/2017	Deutsche Bank	Mexican Peso	16,784,609	United States Dollar	889,353	(10,432)
01/31/2017	Citibank	Peruvian Nuevo Sol	2,524,124	United States Dollar	739,237	3,312
01/31/2017	Credit Suisse	Peruvian Nuevo Sol	1,750,137	United States Dollar	513,764	1,093
01/31/2017	Credit Suisse	Peruvian Nuevo Sol	1,831,112	United States Dollar	539,673	(995)
01/31/2017	HSBC Bank	Polish Zloty	4,209,847	United States Dollar	1,058,668	12,520
01/31/2017	Merrill Lynch	Polish Zloty	1,637,648	United States Dollar	413,550	3,147
01/31/2017	Merrill Lynch	Polish Zloty	1,094,892	United States Dollar	276,098	2,496
01/31/2017	Merrill Lynch	Romanian Leu	3,368,648	United States Dollar	815,278	7,002
01/31/2017	Citibank	Russian Ruble	89,768,656	United States Dollar	1,409,462	(25,677)
01/31/2017	BNP Paribas	United States Dollar	97,285	Colombian Peso	290,298,381	1,986
01/31/2017	Citibank	United States Dollar	116,631	Indonesian Rupiah	1,537,200,000	341
01/31/2017	Deutsche Bank	United States Dollar	80,045	Indonesian Rupiah	1,060,434,044	(178)
01/31/2017	JP Morgan	United States Dollar	302,034	Indonesian Rupiah	3,992,884,430	(32)
01/31/2017	Merrill Lynch	United States Dollar	345,862	Philippine Peso	16,798,527	1,382
01/31/2017	ANZ	United States Dollar	1,220,448	Singapore Dollar	1,690,565	4,785
01/31/2017	Citibank	United States Dollar	657,482	Singapore Dollar	906,700	5,486
01/31/2017	Citibank	United States Dollar	1,120,000	Singapore Dollar	1,559,852	(1,669)
01/31/2017	Citibank	United States Dollar	1,117,000	Singapore Dollar	1,557,277	(2,817)
01/31/2017	Barclays	United States Dollar	333,794	South African Rand	4,729,020	(10,402)
01/31/2017	JP Morgan	United States Dollar	786,000	Turkish Lira	2,454,835	8,132
03/06/2017	HSBC Bank	Chinese Offshore Yuan	5,017,910	United States Dollar	788,298	(55,012)
03/06/2017	HSBC Bank	Chinese Offshore Yuan	10,100,000	United States Dollar	1,584,687	(108,736)
03/06/2017	HSBC Bank	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	159,242
03/06/2017	HSBC Bank	United States Dollar	600,000	Chinese Offshore Yuan	3,821,700	41,521
03/31/2017	Merrill Lynch	Mexican Peso	40,674,280	United States Dollar	2,276,503	(160,686)
03/31/2017	Santander	Mexican Peso	40,669,138	United States Dollar	2,279,788	(164,239)
03/31/2017	JP Morgan	United States Dollar	1,800,000	Mexican Peso	35,080,425	(24,833)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	5,296,871	United States Dollar	790,000	(19,163)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	4,682,738	United States Dollar	701,429	(19,965)
05/11/2017	ANZ	United States Dollar	37,000	Chinese Offshore Yuan	248,714	805
05/11/2017	HSBC Bank	United States Dollar	1,454,000	Chinese Offshore Yuan	9,730,895	37,894
09/08/2017	JP Morgan	Czech Koruna	3,222,048	Euro	120,284	219
09/08/2017	Merrill Lynch	Czech Koruna	44,740,970	Euro	1,670,000	3,326
10/03/2017	Deutsche Bank	United States Dollar	702,000	Brazilian Real	2,497,014	(12,753)
10/03/2017	Deutsche Bank	United States Dollar	1,318,000	Brazilian Real	4,694,057	(25,641)
10/03/2017	Goldman Sachs	United States Dollar	2,020,000	Brazilian Real	7,177,060	(34,384)
01/03/2018	Santander	United States Dollar	4,000,000	Brazilian Real	14,282,000	(13,848)

Total						$(390,258)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank
Deposit Rate	12.255%	BRL	5,841,635	01/02/2019	$16,218	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	13.850%	BRL	10,327,724	01/02/2019	160,756	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	13.055%	BRL	3,650,266	01/04/2021	85,298	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	15.630%	BRL	2,039,065	01/02/2019	69,861	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	15.571%	BRL	3,065,205	01/02/2019	103,016	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	12.270%	BRL	5,207,704	01/02/2019	16,543	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	12.135%	BRL	5,191,414	01/02/2019	13,225	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	12.220%	BRL	2,205,510	01/02/2019	7,661	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	12.340%	BRL	3,954,419	01/04/2021	51,183	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	11.503%	BRL	15,067,344	01/02/2019	(1,395)	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	11.440%	BRL	6,134,024	01/02/2019	(2,618)	HSBC Bank
Brazil CETIP Interbank
Deposit Rate	11.998%	BRL	11,637,308	01/02/2019	26,688	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	12.055%	BRL	2,219,595	01/02/2019	6,060	BNP Paribas
Brazil CETIP Interbank
Deposit Rate	12.016%	BRL	7,440,313	01/02/2019	18,838	BNP Paribas
MXN-TIIE-BANXICO
28 Day Rate	5.645%	MXN	10,000,000	08/11/2021	(10,358)	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	5.900%	MXN	23,500,000	09/13/2021	(11,008)	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	6.295%	MXN	5,300,000	09/11/2026	(4,455)	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.600%	MYR	750,000	08/18/2026	(3,404)	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.555%	MYR	7,821,000	03/18/2018	6,363	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.560%	MYR	6,747,300	03/22/2018	5,643	HSBC Bank
MYR-KLIBOR-BNM 3 Month	4.055%	MYR	5,200,000	04/27/2026	23,342	HSBC Bank
WIBOR Poland 6 Month	1.955%	PLN	6,400,000	09/24/2020	(1,990)	BNP Paribas
Johannesburg Interbank
Agreed Rate 3 Month	8.030%	ZAR	8,800,000	09/30/2026	(4,563)	JP Morgan
Johannesburg Interbank
Agreed Rate 3 Month	7.980%	ZAR	2,200,000	10/04/2026	(1,729)	HSBC Bank
Johannesburg Interbank
Agreed Rate 3 Month	8.105%	ZAR	5,000,000	10/07/2026	(745)	HSBC Bank

					$568,430

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variation Margin Receivable (Payable)	Counterparty
Budapest Interbank
6 Month Rate	1.820%	HUF	91,600,000	10/07/2020	$10,538	HSBC Bank
Budapest Interbank
6 Month Rate	1.795%	HUF	93,000,000	10/09/2020	10,358	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	6.000%	MXN	17,500,000	01/29/2026	(29,712)	HSBC Bank
WIBOR Poland 6 Month	1.853%	PLN	1,300,000	04/21/2021	181	HSBC Bank
WIBOR Poland 6 Month	2.290%	PLN	690,000	11/03/2025	(57)	HSBC Bank
WIBOR Poland 6 Month	2.375%	PLN	1,290,000	05/04/2026	(2,437)	HSBC Bank
WIBOR Poland 6 Month	2.110%	PLN	1,300,000	07/07/2026	(11,160)	Citibank

					$(22,289)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$122,870	$—	$122,870
Financial Certificates	—	620,498	—	620,498
Government Bonds	—	51,702,973	—	51,702,973
Index Linked Government Bonds	—	4,310,271	—	4,310,271

Total Debt Securities	—	56,756,612	—	56,756,612
Fully Funded Total Return Swaps	—	2,685,952	—	2,685,952
Total Investments	$—	$59,442,564	$—	$59,442,564

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$606,276	$—	$606,276
Interest Rate Swap Contracts	—	610,695	—	610,695
Centrally Cleared Swap Contracts	—	21,077	—	21,077
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(996,534)	—	(996,534)
Interest Rate Swap Contracts	—	(42,265)	—	(42,265)
Centrally Cleared Swap Contracts	—	(43,366)	—	(43,366)
Total Other Financial Instruments	$—	$155,883	$—	$155,883

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2016:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$ 610,695
Variation Margin Receivable on Centrally Cleared Swap Contracts	—	21,077
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	606,276	—
	$606,276	$ 631,772

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$ (42,265)
Variation Margin Payable on Centrally Cleared Swap Contracts	—	(43,366)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(996,534)	—
	$(996,534)	$ (85,631)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,161,490	$—
Net Realized Gain on Interest Rate Swap Contracts	—	289,938

	$1,161,490	$289,938

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(614,026)	$—
Net Change in Unrealized Appreciation on Interest Rate and Centrally Cleared Swap Contracts	—	918,868

	$(614,026)	$918,868

*	See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$62,169,449
Gross tax appreciation of investments	1,841,917
Gross tax depreciation of investments	(4,568,802)
Net tax depreciation of investments	$(2,726,885)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $1,774,521)
YPF S.A. 8.500%, 03/23/2021		800,000	$879,760	0.38
YPF S.A. 8.500%, 07/28/2025		950,000	1,035,500	0.44
			1,915,260	0.82
Barbados (Cost $2,428,277)
Columbus Cable Barbados Ltd. 7.375%, 03/30/2021		2,295,000	2,455,650	1.05
			2,455,650	1.05
Brazil (Cost $35,604,283)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		865,000	704,975	0.30
Banco do Brasil S.A., FRN 8.500%, 10/29/2049		1,945,000	1,994,987	0.86
BRF GmbH 4.350%, 09/29/2026(2)		300,000	290,100	0.12
BRF S.A. 4.750%, 05/22/2024		685,000	697,056	0.30
Embraer Netherlands Finance B.V. 5.050%, 06/15/2025		615,000	616,538	0.26
Globo Comunicacao e Participacoes S.A., FRN 4.843%, 06/08/2025		650,000	656,825	0.28
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		2,085,000	2,152,762	0.92
Marfrig Holdings Europe B.V. 8.000%, 06/08/2023		2,100,000	2,168,250	0.93
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,970,000	2,039,344	0.87
Minerva Luxembourg S.A. 12.250%, 02/10/2022		200,000	216,000	0.09
Odebrecht Drilling Norbe VIII/IX Ltd. 6.350%, 06/30/2021		559,500	179,040	0.08
Petrobras Global Finance B.V., FRN 3.020%, 01/15/2019		480,000	471,000	0.20
Petrobras Global Finance B.V. 5.375%, 01/27/2021		4,480,000	4,436,096	1.90
Petrobras Global Finance B.V. 6.250%, 03/17/2024		955,000	944,018	0.41
Petrobras Global Finance B.V. 8.750%, 05/23/2026		1,540,000	1,734,810	0.74
Petrobras Global Finance B.V. 6.875%, 01/20/2040		5,791,000	5,182,945	2.22
Petrobras Global Finance B.V. 6.750%, 01/27/2041		250,000	221,488	0.10
Petrobras Global Finance B.V. 6.850%, 06/05/2115		987,000	838,950	0.36
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,934,592	1,731,459	0.74
QGOG Constellation S.A. 6.250%, 11/09/2019		5,809,000	2,773,797	1.19
Vale Overseas Ltd. 5.875%, 06/10/2021		900,000	959,625	0.41
Vale Overseas Ltd. 6.875%, 11/21/2036		2,258,000	2,277,080	0.98
Vale Overseas Ltd. 6.875%, 11/10/2039		3,477,000	3,435,971	1.47
			36,723,116	15.73
Chile (Cost $1,238,980)
Cencosud S.A. 5.500%, 01/20/2021		200,000	216,715	0.09
Empresa Electrica Guacolda S.A. 4.560%, 04/30/2025		650,000	617,709	0.26
Enersis Americas S.A. 4.000%, 10/25/2026		200,000	199,720	0.09
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	208,232	0.09
			1,242,376	0.53
China (Cost $9,675,631)
Alibaba Group Holding Ltd. 3.125%, 11/28/2021		450,000	464,962	0.20
Baidu, Inc. 3.500%, 11/28/2022		400,000	416,093	0.18
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		500,000	499,706	0.21
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(3)(4)		60,000	4,800	—
China Overseas Finance Cayman III Ltd. 3.375%, 10/29/2018		215,000	221,201	0.09
China Overseas Finance Cayman V Ltd. 3.950%, 11/15/2022		300,000	316,374	0.14
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		625,000	652,153	0.28
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		800,000	902,195	0.39
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(3)(4)(5)(6)		282,201	—	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Franshion Brilliant Ltd. 5.750%, 03/19/2019		815,000	$864,511	0.37
ICBC Standard Bank PLC 8.125%, 12/02/2019		490,000	555,537	0.24
Kaisa Group Holdings Ltd. 6.560%, 12/31/2019(7)		374,750	349,379	0.15
Kaisa Group Holdings Ltd. 6.560%, 06/30/2020(7)		674,551	629,309	0.27
Kaisa Group Holdings Ltd. 6.560%, 12/31/2020(7)		999,451	932,268	0.40
Kaisa Group Holdings Ltd. 6.560%, 06/30/2021(7)		1,064,401	992,926	0.42
Kaisa Group Holdings Ltd. 6.560%, 12/31/2021(7)		1,149,351	1,072,793	0.46
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/2023		240,000	262,200	0.11
Tencent Holdings Ltd. 3.375%, 05/02/2019		520,000	537,915	0.23
			9,674,322	4.14
Colombia (Cost $7,286,927)
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.875%, 04/21/2025		930,000	945,066	0.40
Ecopetrol S.A. 5.875%, 09/18/2023		870,000	933,075	0.40
Ecopetrol S.A. 7.375%, 09/18/2043		775,000	790,500	0.34
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	3,260,000,000	810,032	0.35
GrupoSura Finance S.A. 5.500%, 04/29/2026		600,000	636,000	0.27
Millicom International Cellular S.A. 6.000%, 03/15/2025		1,760,000	1,776,632	0.76
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/2022		805,000	832,370	0.36
			6,723,675	2.88
Czech Republic (Cost $2,513,469)
EP Energy A.S. 5.875%, 11/01/2019	EUR	430,000	535,149	0.23
New World Resources N.V. 8.000%, 04/07/2020(6)(7)	EUR	1,528,652	—	—
New World Resources N.V. 4.000%, 10/07/2020(6)(7)	EUR	648,695	—	—
New World Resources N.V. 16.697%, 10/07/2020(2)(5)(6)(8)	EUR	101,612	—	—
			535,149	0.23
Dominican Republic (Cost $1,231,713)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,245,000	1,304,138	0.56
			1,304,138	0.56
Ecuador (Cost $7,495,083)
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.487%, 09/24/2019		8,348,842	8,244,481	3.53
			8,244,481	3.53
Guatemala (Cost $2,579,479)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		2,560,000	2,617,600	1.12
			2,617,600	1.12
Hong Kong (Cost $934,583)
Hutchison Whampoa International 14 Ltd. 3.625%, 10/31/2024		630,000	662,439	0.28
PCCW-HKT Capital No. 5 Ltd. 3.750%, 03/08/2023		270,000	282,960	0.12
			945,399	0.40
India (Cost $2,042,095)
Bharat Petroleum Corp. Ltd. 4.000%, 05/08/2025		740,000	758,688	0.32
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		945,000	1,016,016	0.44
ICICI Bank Ltd. 4.750%, 11/25/2016		300,000	300,540	0.13
			2,075,244	0.89

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Indonesia (Cost $3,045,700)
Golden Legacy Pte. Ltd. 8.250%, 06/07/2021		950,000	$1,017,027	0.44
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,820,000	2,199,784	0.94
			3,216,811	1.38
Israel (Cost $7,205,735)
Altice Financing S.A. 7.500%, 05/15/2026		4,235,000	4,362,050	1.87
Altice Finco S.A. 7.625%, 02/15/2025		1,055,000	1,044,450	0.45
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		365,000	382,794	0.16
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		470,000	516,295	0.22
Israel Electric Corp. Ltd. 5.000%, 11/12/2024(2)		445,000	479,265	0.21
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021		490,000	516,068	0.22
			7,300,922	3.13
Jamaica (Cost $17,893,877)
Digicel Group Ltd. 8.250%, 09/30/2020		11,185,000	9,898,725	4.24
Digicel Group Ltd. 7.125%, 04/01/2022		3,545,000	2,808,349	1.21
Digicel Ltd. 6.000%, 04/15/2021		4,130,000	3,695,111	1.58
			16,402,185	7.03
Kazakhstan (Cost $19,136,005)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		390,000	380,328	0.16
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		580,000	616,250	0.26
Kazkommertsbank JSC 7.500%, 11/29/2016		1,680,000	1,654,800	0.71
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,325,000	2,503,469	1.07
Kazkommertsbank JSC 8.500%, 05/11/2018		2,450,000	2,419,375	1.04
Kazkommertsbank JSC 5.500%, 12/21/2022		5,683,616	4,039,460	1.73
KazMunayGas National Co. JSC 6.375%, 04/09/2021		365,000	401,096	0.17
Tengizchevroil Finance Co. International Ltd. 4.000%, 08/15/2026		730,000	703,777	0.30
Zhaikmunai LLP 6.375%, 02/14/2019		2,950,000	2,733,028	1.17
Zhaikmunai LLP 7.125%, 11/13/2019		3,530,000	3,256,425	1.40
			18,708,008	8.01
Kuwait (Cost $1,076,566)
Equate Petrochemical B.V. 4.250%, 11/03/2026(2)		490,000	484,703	0.21
NBK Tier 1 Financing Ltd., FRN 5.750%, 12/29/2049		580,000	591,716	0.25
			1,076,419	0.46
Malaysia (Cost $201,535)
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		200,000	201,900	0.09
			201,900	0.09
Mexico (Cost $6,721,679)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		310,000	332,475	0.14
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		345,000	348,347	0.15
BBVA Bancomer S.A. 6.750%, 09/30/2022		220,000	247,401	0.10
Cemex S.A.B. de C.V. 7.750%, 04/16/2026		1,895,000	2,123,537	0.91
Fresnillo PLC 5.500%, 11/13/2023		275,000	300,094	0.13
Grupo Posadas S.A.B. de C.V. 7.875%, 06/30/2022(9)		1,930,000	1,998,515	0.86
Grupo Televisa S.A.B. 6.625%, 01/15/2040		150,000	171,756	0.07
Mexichem S.A.B. de C.V. 5.875%, 09/17/2044		690,000	669,369	0.29
Mexico Generadora de Energia S. de rl 5.500%, 12/06/2032		247,359	251,378	0.11
Southern Copper Corp. 3.875%, 04/23/2025		250,000	250,897	0.11
Southern Copper Corp. 7.500%, 07/27/2035		175,000	205,903	0.09
			6,899,672	2.96
Mongolia (Cost $6,223,840)
Mongolian Mining Corp. 8.875%, 03/29/2017(3)		7,984,000	3,952,080	1.69
			3,952,080	1.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Morocco (Cost $1,469,177)
OCP S.A. 5.625%, 04/25/2024		705,000	$758,016	0.32
OCP S.A. 4.500%, 10/22/2025		730,000	735,475	0.32
			1,493,491	0.64
Nigeria (Cost $9,876,916)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		2,210,000	1,856,400	0.80
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		3,141,000	2,437,988	1.04
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)		3,432,000	1,098,240	0.47
Seven Energy Finance Ltd. 10.250%, 10/11/2021		2,675,000	1,150,250	0.49
			6,542,878	2.80
Panama (Cost $1,894,618)
Sable International Finance Ltd. 6.875%, 08/01/2022		1,910,000	1,976,850	0.85
			1,976,850	0.85
Peru (Cost $4,359,073)
Banco de Credito del Peru 4.250%, 04/01/2023		270,000	289,575	0.13
Banco de Credito del Peru, FRN 6.125%, 04/24/2027		720,000	799,200	0.34
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		390,000	415,837	0.18
Kallpa Generacion S.A. 4.875%, 05/24/2026		600,000	637,500	0.27
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034		800,000	886,000	0.38
Minsur S.A. 6.250%, 02/07/2024		600,000	627,750	0.27
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		830,000	866,105	0.37
			4,521,967	1.94
Qatar (Cost $3,554,289)
Ezdan Sukuk Co. Ltd. 4.375%, 05/18/2021		1,415,000	1,400,850	0.60
Nakilat, Inc. 6.067%, 12/31/2033		660,000	791,954	0.34
Ooredoo International Finance Ltd. 3.250%, 02/21/2023		715,000	727,512	0.31
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 09/30/2020		371,664	397,680	0.17
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	289,688	0.12
			3,607,684	1.54
Russian Federation (Cost $21,862,923)
CEDC Finance Corp. International, Inc. 10.000%, (100% Cash), 04/30/2018(7)		2,786,198	877,652	0.38
CEDC Finance Corp. International, Inc., FRN 10.000%, 04/30/2018		2,157,426	1,725,940	0.74
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		5,480,000	5,673,554	2.43
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		240,000	308,100	0.13
GTH Finance B.V. 7.250%, 04/26/2023		2,000,000	2,129,000	0.91
Lukoil International Finance B.V. 4.563%, 04/24/2023		400,000	405,048	0.17
Russian Standard Ltd. 13.000%, (100% Cash), 10/27/2022(7)		2,739,316	1,233,240	0.53
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022		455,000	492,461	0.21
VimpelCom Holdings B.V. 7.504%, 03/01/2022		2,370,000	2,616,504	1.12
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		355,000	382,512	0.17
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/2022		4,760,000	4,970,240	2.13
			20,814,251	8.92

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Saudi Arabia (Cost $302,342)
SABIC Capital II B.V. 2.625%, 10/03/2018		300,000	$303,036	0.13
			303,036	0.13
Singapore (Cost $944,147)
Global Logistic Properties Ltd. 3.875%, 06/04/2025		485,000	495,589	0.21
SingTel Group Treasury Pte. Ltd. 2.375%, 09/08/2017		255,000	257,288	0.11
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		200,000	201,728	0.09
			954,605	0.41
South Africa (Cost $888,129)
MTN Mauritius Investments Ltd. 4.755%, 11/11/2024		905,000	851,867	0.36
			851,867	0.36
Thailand (Cost $557,491)
PTT Global Chemical PCL 4.250%, 09/19/2022		530,000	571,052	0.24
			571,052	0.24
Turkey (Cost $972,611)
Turkcell Iletisim Hizmetleri A.S. 5.750%, 10/15/2025		430,000	440,492	0.19
Yuksel Insaat A.S. 9.500%, 11/10/2015(3)(4)		535,000	90,281	0.04
			530,773	0.23
Ukraine (Cost $18,265,542)
Avangardco Investments Public Ltd. (75% PIK) 10.000%, (100% Cash), 10/29/2018(7)		797,370	239,370	0.10
DTEK Finance PLC 10.375%, 03/28/2018		1,550,000	1,228,685	0.53
DTEK Finance PLC 7.875%, 04/04/2018		8,065,000	6,290,700	2.69
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,578,000	1,583,208	0.68
Metinvest B.V., FRN 10.500%, 11/28/2017		1,688,971	1,437,787	0.62
Metinvest B.V., FRN 8.750%, 02/14/2018		4,333,678	3,727,830	1.60
MHP S.A. 8.250%, 04/02/2020		2,765,000	2,706,880	1.16
UkrLandFarming PLC 10.875%, 03/26/2018		2,507,513	802,404	0.34
			18,016,864	7.72
United Arab Emirates (Cost $6,754,989)
Abu Dhabi National Energy Co. PJSC 2.500%, 01/12/2018		415,000	417,092	0.18
Abu Dhabi National Energy Co. PJSC 5.875%, 12/13/2021		470,000	533,046	0.23
Abu Dhabi National Energy Co. PJSC 4.375%, 06/22/2026		300,000	313,974	0.13
ADCB Finance Cayman Ltd. 4.500%, 03/06/2023		235,000	245,034	0.10
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		400,000	400,360	0.17
DP World Ltd. 3.250%, 05/18/2020		490,000	504,700	0.22
DP World Ltd. 6.850%, 07/02/2037		310,000	353,138	0.15
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	550,000	676,485	0.29
EMG Sukuk Ltd. 4.564%, 06/18/2024		625,000	657,813	0.28
MAF Global Securities Ltd. 4.750%, 05/07/2024		640,000	683,328	0.29
National Bank of Abu Dhabi PJSC, FRN 5.250%, 12/29/2049		515,000	527,231	0.23
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		985,000	1,024,855	0.44
Topaz Marine S.A. 8.625%, 11/01/2018		290,000	281,201	0.12
			6,618,257	2.83
Venezuela (Cost $11,124,203)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		1,157,000	931,385	0.40
Petroleos de Venezuela S.A. 8.500%, 10/27/2020(2)		9,402,000	6,816,450	2.92
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		7,230,000	3,219,158	1.38
			10,966,993	4.70
Total Debt Securities (Cost $219,136,428)			209,984,975	89.94

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Par	Value	% of Net Assets
Bank Loans

China (Cost $39,677)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(4)(6)		89,943	$—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(4)(6)		39,677	—	—
			—	—
Czech Republic (Cost $368,571)
New World Resources N.V. 8.500%, 10/07/2016(6)	EUR	312,666	—	—
			—	—
Nigeria (Cost $1,142,138)
Seven Energy Ltd., FRN 10.250%, 06/30/2020		1,206,059	507,510	0.22
			507,510	0.22
Sierra Leone (Cost $1,086,217)
Africell Holding SAL, FRN 8.630%, 04/16/2019		1,125,000	1,109,250	0.48
			1,109,250	0.48
United Arab Emirates (Cost $12,199,004)
DP World Ltd. 3.750%, 09/30/2022		9,311,917	7,775,451	3.33
DP World Ltd. 4.750%, 09/30/2022		442,607	370,683	0.16
Dubai Drydocks World LLC, FRN 4.000%, 10/18/2017	EUR	1,117,617	978,424	0.42
Dubai Drydocks World LLC, FRN 4.630%, 10/18/2017		1,796,334	1,432,576	0.61
Dubai Drydocks World LLC 0.100%, 10/18/2027		6,758,421	1,334,788	0.57
			11,891,922	5.09
Total Bank Loans (Cost $14,835,607)			13,508,682	5.79

				% of Net
	Currency(1)	Shares	Value	Assets
Equity Securities

Czech Republic (Cost $1,093,253)
New World Resources PLC	GBP	36,580,138	$1	—
			1	—
Mexico (Cost $2,989)
Corp. GEO S.A.B. de C.V.	MXN	7,952	3,071	—
			3,071	—
Total Equity Securities (Cost $1,096,242)			3,072	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

		Number
		of		% of Net
	Currency(1)	Warrants	Value	Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(2)(5)(6)		186,955	$—	—

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75(6)	MXN	13,777	—	—

Total Warrants (Cost $3,926)			—	—

Total Investments (Total Cost $235,072,203)			223,496,729	95.73

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			9,969,324	4.27

Net Assets			$233,466,053	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Maturity has been extended under the terms of a plan of reorganization.
(5)	Restricted security that has been deemed illiquid. At October 31, 2016, the value of these restricted illiquid securities amounted to $0 or 0.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016	01/14/2013-07/24/2015	$279,057
Far East Energy Bermuda Ltd., Exp. 12/31/2017,
Strike Price $11.92	01/14/2013	3,926
New World Resources N.V., 16.697%, 10/07/2020	10/07/2014	—

(6)	Security has been deemed worthless and is a Level 3 investment.
(7)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(8)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(9)	All or a portion of security is held as collateral for reverse repurchase agreements.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency Buy		Currency Sell
			Amount		Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
11/25/2016	Morgan Stanley	United States Dollar	942,843	British Pound	767,587	$2,862
11/25/2016	Deutsche Bank	United States Dollar	4,640,501	Euro	4,210,079	14,255

Total						$17,117

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$201,868,462	$4,800	$201,873,262
Corporate Convertible Bonds	—	877,652	—	877,652
Government Agencies	—	4,150,543	—	4,150,543
Financial Certificates	—	3,083,518	—	3,083,518

Total Debt Securities	—	209,980,175	4,800	209,984,975
Bank Loans
Nigeria	—	507,510	—	507,510
Sierra Leone	—	—	1,109,250	1,109,250
United Arab Emirates	—	—	11,891,922	11,891,922

Total Bank Loans	—	507,510	13,001,172	13,508,682
Common Stock
Czeck Republic	—	—	1	1
Mexico	3,071	—	—	3,071

Total Common Stock	3,071	—	1	3,072
Warrants	—	—	—	—

Total Investments	$3,071	$210,487,685	$13,005,973	$223,496,729

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange
Contracts	$—	$17,117	$—	$17,117

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, the Fund had transfers as disclosed below.

Transfers from Level 1 to Level 3

Country	Value	Reason
Common Stocks
Czech Republic	$1	Asset suspended during the current period.

Transfers from Level 2 to Level 3

Country	Value	Reason
Corporate Bonds
China	$4,800	Move to broker quote pricing during the current period.
Bank Loans
United Arab Emirates	10,557,135	Move to broker quote pricing during the current period.

Total	$10,561,935

Transfers from Level 3 to Level 2

Country	Value	Reason
Corporate Bonds
Russian Federation	$1,233,240	Security was fair valued in prior period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2015	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2016
Investments, at value Corporate Bonds
China	$150,074	$ (2,927)	$ —	$—	$—	$(147,147)	$4,800	$—	$ 4,800	$ (150,627)
Czech Republic	494,841	—	—	(177,266)	(23,974)	(293,601)	—	—	—	(1,218,987)
Russian Federation	210,330	13,602	599,554	(49,937)	(126,113)	585,804	—	(1,233,240)	—	—
Bank Loans
China	78,586	—	—	—	—	(78,586)	—	—	—	(78,586)
Sierra Leone	1,101,263	13,237	—	—	—	(5,250)	—	—	1,109,250	(5,250)
Ukraine	120,000	—	—	(120,000)	—	—	—	—	—	—
United Arab Emirates	997,930	179,795	801,175	(584,576)	(736)	(58,801)	10,557,135	—	11,891,922	(55,326)
Common Stock
Czech Republic	—	—	—	—	—	—	1	—	1	(273,500)
Warrants
China	—	—	—	—	—	—	—	—	—	—
Mexico	—	—	—	—	—	—	—	—	—	—

Total	$3,153,024	$203,707	$1,400,729	$(931,779)	$(150,823)	$2,419	$10,561,936	$(1,233,240)	$13,005,973	$(1,782,276)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2016	Technique	Input	Actual
Corporate Bonds	$4,800	Broker quote	Inputs to broker model	N/A
Bank Loans	13,001,172	Broker quote Discount from	Inputs to broker model	N/A
Common Stock	1	last traded price	Discount percentage	100%

Total	$13,005,973

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 17,117

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 184,957

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (224,285)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$238,423,385

Gross tax appreciation of investments	6,040,244
Gross tax depreciation of investments	(20,966,900)

Net tax depreciation of investments	$(14,926,656)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

				% of Net
	Currency(1)	Par	Value	Assets
Debt Securities

Angola (Cost $3,500,019)
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/16/2019		3,525,000	$3,521,933	2.70
			3,521,933	2.70

Argentina (Cost $2,779,009)
YPF S.A. 8.500%, 03/23/2021		2,600,000	2,859,220	2.19
			2,859,220	2.19

Azerbaijan (Cost $860,425)
International Bank of Azerbaijan OJSC 5.625%, 06/11/2019		900,000	896,688	0.69
			896,688	0.69

Bangladesh (Cost $460,199)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		450,000	478,125	0.37
			478,125	0.37

Barbados (Cost $2,784,226)
Columbus Cable Barbados Ltd. 7.375%, 03/30/2021		2,630,000	2,814,100	2.16
			2,814,100	2.16

Belarus (Cost $291,329)
Belarus (Rep of) 8.950%, 01/26/2018		300,000	314,876	0.24
			314,876	0.24

Brazil (Cost $25,855,727)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		1,580,000	1,287,700	0.99
Braskem Finance Ltd. 5.750%, 04/15/2021		600,000	622,320	0.48
Itau Unibanco Holding S.A. 5.750%, 01/22/2021		800,000	830,000	0.64
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		3,500,000	3,613,750	2.77
Marfrig Holdings Europe B.V. 11.250%, 09/20/2021		500,000	498,750	0.38
Petrobras Global Finance B.V. 5.875%, 03/01/2018		525,000	542,430	0.42
Petrobras Global Finance B.V. 3.000%, 01/15/2019		2,300,000	2,251,700	1.73
Petrobras Global Finance B.V. 7.875%, 03/15/2019		500,000	537,500	0.41
Petrobras Global Finance B.V. 5.750%, 01/20/2020		4,760,000	4,912,320	3.76
Petrobras Global Finance B.V. 5.375%, 01/27/2021		3,300,000	3,267,660	2.50
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		2,368,306	2,119,634	1.62
QGOG Constellation S.A. 6.250%, 11/09/2019		1,500,000	716,250	0.55
Vale Overseas Ltd. 5.625%, 09/15/2019		875,000	931,875	0.71
Vale Overseas Ltd. 4.625%, 09/15/2020		1,300,000	1,337,375	1.02
Vale Overseas Ltd. 5.875%, 06/10/2021		3,400,000	3,625,250	2.78
			27,094,514	20.76

Chile (Cost $450,733)
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		400,000	446,386	0.34
			446,386	0.34

China (Cost $4,397,101)
China Hongqiao Group Ltd. 6.875%, 05/03/2018		400,000	409,012	0.31
CIFI Holdings Group Co. Ltd. 7.750%, 06/05/2020		300,000	323,978	0.25
ICBC Standard Bank PLC 8.125%, 12/02/2019		600,000	680,250	0.52
Kaisa Group Holdings Ltd. 6.560%, 12/31/2019(2)		1,210,000	1,128,083	0.87
Kaisa Group Holdings Ltd. 6.560%, 06/30/2020(2)		2,180,000	2,033,787	1.56
			4,575,110	3.51

Colombia (Cost $1,933,245)
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,885,000	1,972,276	1.51
			1,972,276	1.51

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

				% of Net
	Currency(1)	Par	Value	Assets
Dominican Republic (Cost $1,154,901)
Aeropuertos Dominicanos Siglo XXI S.A., FRN 9.750%, 11/13/2019		1,110,000	$1,162,725	0.89
			1,162,725	0.89

Ecuador (Cost $13,594,952)
Ecuador (Rep of) 10.500%, 03/24/2020		6,910,000	7,290,050	5.59
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.487%, 09/24/2019		7,841,053	7,743,039	5.93
			15,033,089	11.52

Jamaica (Cost $7,047,903)
Digicel Group Ltd. 8.250%, 09/30/2020		8,000,000	7,080,000	5.42
			7,080,000	5.42

Kazakhstan (Cost $11,959,982)
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		1,000,000	1,085,400	0.83
Kazkommertsbank JSC 7.500%, 11/29/2016		1,175,000	1,157,375	0.89
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,355,000	2,535,772	1.94
Kazkommertsbank JSC 8.500%, 05/11/2018		1,205,000	1,189,938	0.91
Zhaikmunai LLP 6.375%, 02/14/2019		3,500,000	3,242,575	2.49
Zhaikmunai LLP 7.125%, 11/13/2019		3,260,000	3,007,350	2.30
			12,218,410	9.36

Mexico (Cost $475,776)
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		450,000	480,375	0.37
			480,375	0.37

Nigeria (Cost $1,067,622)
GTB Finance B.V. 6.000%, 11/08/2018		1,100,000	1,091,750	0.84
			1,091,750	0.84

Russian Federation (Cost $17,640,662)
Alfa Bank AO Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		1,120,000	1,212,960	0.93
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		850,000	886,295	0.68
Credit Bank of Moscow Via CBOM Finance PLC 8.700%, 11/13/2018		3,510,000	3,633,973	2.79
GTH Finance B.V. 6.250%, 04/26/2020		5,500,000	5,742,660	4.40
Lukoil International Finance B.V. 6.125%, 11/09/2020		200,000	217,032	0.17
Metalloinvest Finance DAC 5.625%, 04/17/2020		200,000	208,000	0.16
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		845,000	902,038	0.69
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		2,690,000	2,823,155	2.16
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		970,000	1,071,646	0.82
VimpelCom Holdings B.V. 5.200%, 02/13/2019		600,000	618,000	0.47
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		274,000	280,882	0.22
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		400,000	404,672	0.31
			18,001,313	13.80

South Africa (Cost $3,712,722)
Eskom Holdings SOC Ltd. 5.750%, 01/26/2021		3,870,000	3,889,350	2.98
			3,889,350	2.98

Ukraine (Cost $4,720,331)
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,920,000	1,926,336	1.48

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

				% of Net
	Currency(1)	Par	Value	Assets
Ukraine - (continued)
Metinvest B.V., FRN 10.500%, 11/28/2017		158,341	$134,793	0.10
MHP S.A. 8.250%, 04/02/2020		3,000,000	2,936,940	2.25
			4,998,069	3.83

United Arab Emirates (Cost $223,656)
Topaz Marine S.A. 8.625%, 11/01/2018		240,000	232,718	0.18
			232,718	0.18

Venezuela (Cost $12,026,182)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		994,900	800,895	0.61
Petroleos de Venezuela S.A. 8.500%, 10/27/2020(3)		15,291,000	11,085,975	8.50
			11,886,870	9.11

Vietnam (Cost $899,610)
Vingroup JSC 11.625%, 05/07/2018		850,000	899,300	0.69
			899,300	0.69
Total Debt Securities (Cost $117,836,312)			121,947,197	93.46

Bank Loans

United Arab Emirates (Cost $3,639,962)
DP World Ltd. 3.750%, 09/30/2022		4,334,599	3,619,390	2.78

Total Bank Loans (Cost $3,639,962)			3,619,390	2.78

Total Investments (Total Cost $121,476,274)			125,566,587	96.24

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			4,909,090	3.76

Net Assets			$130,475,677	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2016, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency		Currency
			Buy		Sell
			Amount		Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)
11/25/2016	Deutsche Bank	United States Dollar	2,613,144	Euro	2,370,766	$8,027

Total						$8,027

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$105,725,421	$—	$105,725,421
Government Agencies	—	5,094,917	—	5,094,917
Government Bonds	—	11,126,859	—	11,126,859

Total Debt Securities	—	121,947,197	—	121,947,197
Bank Loans	—	—	3,619,390	3,619,390
Total Investments	$—	$121,947,197	$3,619,390	$125,566,587

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$8,027	$—	$8,027

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016 the Fund had a transfer into Level 3 as disclosed below.

Transfers from Level 2 to Level 3

Country	Value	Reason
Bank Loans
United Arab Emirates	$3,619,390	Move to broker quote pricing during the current period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2016:

Category and Subcategory	Beginning Balance at 10/31/2015	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2016
Investments, at value
Bank Loans	$—	$—	$—	$ —	$—	$3,619,390	$—	$3,619,390	$127,571
Total	$—	$—	$—	$ —	$—	$3,619,390	$—	$3,619,390	$127,571

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2016	Technique	Input
Bank Loans	$3,619,390	Broker quote	Inputs to broker model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2016:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$8,027

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 233,265

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 8,027

*  See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$121,478,648

Gross tax appreciation of investments	4,508,656
Gross tax depreciation of investments	(420,717)

Net tax appreciation of investments	$4,087,939

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

				% of Net
	Currency(1)	Shares	Value	Assets
Investment Companies
Ashmore Emerging Markets Frontier Equity Fund(2)		121,434	$1,100,191	19.81
Ashmore Emerging Markets Small-Cap Equity Fund(2)		224,214	2,452,903	44.17
Ashmore Emerging Markets Value Fund(2)		232,709	1,873,308	33.73
Total Investment Companies (Cost $5,061,856)			5,426,402	97.71

Total Investments (Total Cost $5,061,856)			5,426,402	97.71
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			127,291	2.29

Net Assets			$5,553,693	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Investment in affiliated fund.

Percentages shown are based on net assets.

At October 31, 2016, the Fund’s percentages of ownership of other funds were as follows:

Ashmore Mutual Fund	Percentage
Emerging Markets Frontier Equity Fund	2.1%
Emerging Markets Small-Cap Equity Fund	7.3%
Emerging Markets Value Fund	20.7%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Opportunities Fund’s investments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Investment Companies	$—	$5,426,402	$—	$5,426,402

Total Investments	$—	$5,426,402	$—	$5,426,402

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 23, 2015 through October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 classifications.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$5,061,988

Gross tax appreciation of investments	364,414
Gross tax depreciation of investments	—

Net tax depreciation of investments	$364,414

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $2,590,638)
Adecoagro S.A.*		84,153	$925,683	2.70
Grupo Supervielle S.A. ADR*		50,600	768,108	2.24
IRSA Inversiones y Representaciones S.A. ADR		30,861	578,335	1.68
Pampa Energia S.A. ADR*		20,573	700,922	2.04
			2,973,048	8.66
Brazil (Cost $2,102,294)
Cosan S.A. Industria e Comercio	BRL	37,800	508,263	1.48
Iochpe-Maxion S.A.	BRL	65,800	333,947	0.97
Rumo Logistica Operadora Multimodal S.A.*	BRL	404,900	905,697	2.64
SLC Agricola S.A.	BRL	93,600	463,602	1.35
Tupy S.A.*	BRL	73,300	304,269	0.89
			2,515,778	7.33
Chile (Cost $1,191,947)
Cia Sud Americana de Vapores S.A.*	CLP	9,299,655	189,632	0.55
Vina Concha y Toro S.A.	CLP	387,980	677,103	1.97
			866,735	2.52
China (Cost $8,931,777)
Bitauto Holdings Ltd. ADR*		18,727	478,100	1.39
Boer Power Holdings Ltd.	HKD	559,000	224,161	0.65
China Lesso Group Holdings Ltd.	HKD	973,000	713,859	2.08
China Machinery Engineering Corp., Class H	HKD	555,000	332,046	0.97
China State Construction International Holdings Ltd.	HKD	254,000	371,393	1.08
Far East Horizon Ltd.	HKD	483,000	440,928	1.28
Greatview Aseptic Packaging Co. Ltd.	HKD	655,000	332,755	0.97
Huadian Fuxin Energy Corp. Ltd., Class H	HKD	1,116,000	259,015	0.76
Ju Teng International Holdings Ltd.	HKD	1,969,000	624,551	1.82
Li Ning Co. Ltd.*	HKD	530,000	378,593	1.10
Minth Group Ltd.	HKD	142,000	505,341	1.47
Nexteer Automotive Group Ltd.	HKD	353,000	465,171	1.36
Nine Dragons Paper Holdings Ltd.	HKD	202,000	164,610	0.48
Noah Holdings Ltd. ADR*		5,700	134,292	0.39
Rici Healthcare Holdings Ltd.*	HKD	975,000	274,062	0.80
Shenzhen Investment Ltd.	HKD	1,552,000	678,389	1.98
Sinovac Biotech Ltd.*		29	180	—
Sunac China Holdings Ltd.	HKD	494,000	338,228	0.99
Tarena International, Inc. ADR		44,728	722,357	2.10
Technovator International Ltd.	HKD	306,000	126,653	0.37
Xinchen China Power Holdings Ltd.*	HKD	981,000	172,027	0.50
			7,736,711	22.54
Colombia (Cost $561,145)
Gran Tierra Energy, Inc.*		213,500	621,285	1.81
			621,285	1.81
Indonesia (Cost $578,272)
AKR Corporindo Tbk PT	IDR	674,400	366,971	1.07
Berlian Laju Tanker Tbk PT*(2)	IDR	4,428,000	—	—
Kino Indonesia Tbk PT	IDR	324,200	83,982	0.24
			450,953	1.31
Mexico (Cost $1,861,234)
Credito Real S.A.B. de C.V. SOFOM E.R.	MXN	160,672	295,145	0.86
Grupo Elektra S.A.B. de C.V.	MXN	12,910	180,007	0.53
Grupo Lamosa S.A.B. de C.V.	MXN	100,480	196,962	0.57
Grupo Simec S.A.B. de C.V., Series B*	MXN	141,862	498,217	1.45

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Mexico - (continued)
PLA Administradora Industrial S. de R.L. de C.V.*	MXN	194,500	$322,297	0.94
Vitro S.A.B. de C.V., Series A	MXN	143,058	471,158	1.37
			1,963,786	5.72
Peru (Cost $244,653)
Volcan Cia Minera S.A.A., Class B	PEN	1,372,175	252,936	0.74
			252,936	0.74
Philippines (Cost $284,243)
Century Properties Group, Inc.	PHP	10,027,001	124,244	0.36
			124,244	0.36
Russian Federation (Cost $1,155,593)
Aeroflot PJSC*	RUB	199,560	409,027	1.19
Aeroflot PJSC (Moscow Exchange)*		449,700	921,725	2.69
LSR Group PJSC GDR (Registered)		230,239	651,576	1.90
			1,982,328	5.78
South Africa (Cost $821,738)
JSE Ltd.	ZAR	70,141	818,101	2.38
			818,101	2.38
South Korea (Cost $2,637,354)
AfreecaTV Co. Ltd.	KRW	13,060	286,481	0.83
Cosmax, Inc.	KRW	3,960	399,720	1.16
DuzonBizon Co. Ltd.	KRW	11,729	229,096	0.67
Hyundai Mipo Dockyard Co. Ltd.*	KRW	5,191	318,923	0.93
Interpark Corp.	KRW	17,139	167,758	0.49
Modetour Network, Inc.	KRW	14,611	338,380	0.99
Soulbrain Co. Ltd.	KRW	3,658	199,484	0.58
Viatron Technologies, Inc.	KRW	16,517	290,861	0.85
			2,230,703	6.50
Taiwan (Cost $3,921,087)
AcBel Polytech, Inc.	TWD	417,000	309,207	0.90
Altek Corp.	TWD	39,900	28,574	0.08
AU Optronics Corp.	TWD	1,664,000	632,750	1.84
Chipbond Technology Corp.	TWD	339,000	468,901	1.37
Egis Technology, Inc.*	TWD	168,244	1,223,544	3.56
Fulgent Sun International Holding Co. Ltd.	TWD	436,000	860,740	2.51
MPI Corp.	TWD	196,000	495,008	1.44
On-Bright Electronics, Inc.	TWD	102,000	664,216	1.94
			4,682,940	13.64
Thailand (Cost $816,793)
Amata Corp. PCL (Registered)	THB	896,000	296,981	0.87
Supalai PCL (Registered)	THB	769,200	536,281	1.56
			833,262	2.43
Turkey (Cost $287,588)
Tekfen Holding A.S.	TRY	62,667	158,984	0.46
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	377,282	167,044	0.49
			326,028	0.95
Total Common Stock (Cost $27,986,356)			28,378,838	82.67

Preferred Stock

Brazil (Cost $1,828,134)
Banco ABC Brasil S.A.*	BRL	139,460	671,959	1.96
Bradespar S.A.*	BRL	250,900	1,020,264	2.97
Gol Linhas Aereas Inteligentes S.A. ADR*		14,870	365,802	1.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Brazil - (continued)
Metalurgica Gerdau S.A.*	BRL	292,900	$435,863	1.27
			2,493,888	7.26
Colombia (Cost $1,016,397)
Avianca Holdings S.A. ADR		91,980	585,913	1.71
			585,913	1.71
Total Preferred Stock (Cost $2,844,531)			3,079,801	8.97

Equity-Linked Securities

India (Cost $2,052,447)
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		453,904	784,298	2.29
Claris Lifesciences Ltd., Issued by JP Morgan Structured Products		91,631	411,668	1.20
Gujarat Pipavav Port Ltd., Issued by Merrill Lynch International & Co.		185,397	451,927	1.32
MT Educare Ltd., Issued by Merrill Lynch International & Co.		137,117	282,913	0.82
Persistent Systems Ltd., Issued by JP Morgan Structured Products		51,196	494,279	1.44
			2,425,085	7.07
Total Equity-Linked Securities (Cost $2,052,447)			2,425,085	7.07

Total Investments (Total Cost $32,883,334)			33,883,724	98.71

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			442,190	1.29

Net Assets			$34,325,914	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	12.3%
Consumer Staples	9.7
Energy	3.3
Financials	10.1
Health Care	2.0
Industrials	20.9
Information Technology	17.5
Materials	9.8
Real Estate	10.3
Utilities	2.8
Total Investments	98.7
Other Assets Less Liabilities	1.3
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$2,973,048	$—	$ —	$2,973,048
Brazil	2,515,778	—	—	2,515,778
Chile	866,735	—	—	866,735
China	7,736,711	—	—	7,736,711
Colombia	621,285	—	—	621,285
Indonesia	450,953	—	—	450,953
Mexico	1,766,824	196,962	—	1,963,786
Peru	252,936	—	—	252,936
Philippines	124,244	—	—	124,244
Russian Federation	1,982,328	—	—	1,982,328
South Africa	818,101	—	—	818,101
South Korea	2,230,703	—	—	2,230,703
Taiwan	4,682,940	—	—	4,682,940
Thailand	833,262	—	—	833,262
Turkey	326,028	—	—	326,028

Total Common Stock	28,181,876	196,962	—	28,378,838
Preferred Stock
Brazil	2,493,888	—	—	2,493,888
Colombia	585,913	—	—	585,913

Total Preferred Stock	3,079,801	—	—	3,079,801
Equity-Linked Securities
India	—	2,425,085	—	2,425,085

Total Investments	$31,261,677	$2,622,047	$ —	$33,883,724

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, the Fund had transfers as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stock
Mexico	$196,962	Bid price applied in current period.

Transfers from Level 2 to Level 1

Country	Value	Reason
Common Stock
Thailand	$833,262	New volume-based leveling policy implemented in the current period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2015	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2016	Change in Unrealized Appreciation (Depreciation) from Investments still held at 10/31/2016
Investments, at value
Common Stock	$15,852	$—	$—	$—	$(15,852)	$—	$—	$—	$(15,852)
Total	$15,852	$—	$—	$—	$(15,852)	$—	$—	$—	$(15,852)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2016.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2016	Valuation Technique	Unobservable Input	Actual
Common Stock	$—	Discount from last traded price	Discount Percentage	100%

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (12,517)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$33,515,643
Gross tax appreciation of investments	4,724,181
Gross tax depreciation of investments	(4,356,100)
Net tax depreciation of investments	$368,081

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $5,891,995)
Banco Macro S.A. ADR		15,785	$1,203,291	2.19
BBVA Banco Frances S.A. ADR		40,918	803,220	1.46
Grupo Financiero Galicia S.A. ADR		51,787	1,612,647	2.94
Grupo Supervielle S.A. ADR*		97,100	1,473,978	2.69
Pampa Energia S.A. ADR*		35,312	1,203,080	2.19
YPF S.A. ADR		69,949	1,242,294	2.26
			7,538,510	13.73
Bangladesh (Cost $385,134)
BRAC Bank Ltd.	BDT	653,820	498,839	0.91
			498,839	0.91
Egypt (Cost $3,810,629)
Commercial International Bank Egypt S.A.E. GDR (Registered)		358,117	1,582,877	2.88
Eastern Tobacco	EGP	54,389	1,283,967	2.34
Integrated Diagnostics Holdings PLC(2)		277,852	764,093	1.39
			3,630,937	6.61
Georgia (Cost $1,429,409)
BGEO Group PLC	GBP	41,274	1,493,353	2.72
			1,493,353	2.72
Kazakhstan (Cost $1,616,026)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)*		259,485	1,725,575	3.14
			1,725,575	3.14
Kenya (Cost $1,471,841)
KCB Group Ltd.	KES	2,353,000	630,784	1.15
Kenya Electricity Generating Co. Ltd.	KES	7,941,000	453,102	0.82
			1,083,886	1.97
Kuwait (Cost $6,227,328)
Agility Public Warehousing Co. K.S.C.	KWD	577,807	905,355	1.65
Mabanee Co. S.A.K.	KWD	521,706	1,376,760	2.51
Mobile Telecommunications Co. K.S.C.	KWD	488,182	628,042	1.14
National Bank of Kuwait S.A.K.P.	KWD	1,153,778	2,245,519	4.09
National Gulf Holding*(3)	KWD	167,302	—	—
			5,155,676	9.39
Nigeria (Cost $2,035,367)
Dangote Cement PLC	NGN	730,000	405,234	0.74
Guaranty Trust Bank PLC	NGN	9,985,251	744,341	1.36
United Bank for Africa PLC	NGN	51,450,000	693,616	1.26
			1,843,191	3.36
Oman (Cost $1,195,622)
Bank Muscat S.A.O.G.	OMR	1,158,684	1,245,800	2.27
			1,245,800	2.27
Pakistan (Cost $8,385,701)
Bank Al Habib Ltd.	PKR	834,500	366,129	0.67
D.G. Khan Cement Co. Ltd.	PKR	813,000	1,331,675	2.42
Engro Corp. Ltd.	PKR	200,100	532,976	0.97
Habib Bank Ltd.	PKR	463,500	989,272	1.80
Hub Power (The) Co. Ltd.	PKR	875,900	892,031	1.62
K-Electric Ltd.*	PKR	11,200,000	997,099	1.82
Maple Leaf Cement Factory Ltd.	PKR	960,000	834,962	1.52
Oil & Gas Development Co. Ltd.	PKR	715,500	960,053	1.75
Pakistan Oilfields Ltd.	PKR	217,500	822,910	1.50

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Pakistan - (continued)
United Bank Ltd.	PKR	886,000	$1,703,352	3.10
			9,430,459	17.17
Peru (Cost $1,146,204)
Credicorp Ltd.		10,200	1,516,536	2.76
			1,516,536	2.76
Philippines (Cost $2,462,816)
Cosco Capital, Inc.	PHP	6,927,600	1,216,059	2.21
First Gen Corp.	PHP	2,816,000	1,334,652	2.43
			2,550,711	4.64
Poland (Cost $815,860)
Kernel Holding S.A.	PLN	68,344	1,095,037	1.99
			1,095,037	1.99
Saudi Arabia (Cost $929,351)
Abdul Mohsen Al-Hokair Tourism and Development Co.	SAR	79,796	628,437	1.14
			628,437	1.14
Sri Lanka (Cost $2,995,742)
John Keells Holdings PLC	LKR	1,678,015	1,690,495	3.08
Sampath Bank PLC	LKR	559,744	983,999	1.79
			2,674,494	4.87
United Arab Emirates (Cost $5,695,514)
Agthia Group PJSC	AED	245,799	401,528	0.73
DP World Ltd.		48,895	877,665	1.60
Dubai Islamic Bank PJSC	AED	601,427	858,024	1.56
Emaar Properties PJSC	AED	967,779	1,836,513	3.34
Emirates NBD PJSC	AED	359,260	782,499	1.43
NMC Health PLC	GBP	77,086	1,378,501	2.51
			6,134,730	11.17
Vietnam (Cost $3,093,848)
Military Commercial Joint Stock Bank*	VND	1,957,756	1,254,129	2.28
Petrovietnam Fertilizer & Chemicals JSC	VND	367,720	457,941	0.83
Vietnam Dairy Products JSC	VND	222,450	1,415,038	2.58
			3,127,108	5.69
Total Common Stock (Cost $49,588,387)			51,373,279	93.53

Preferred Stock

Colombia (Cost $1,424,594)
Banco Davivienda S.A.	COP	150,675	1,533,420	2.79
			1,533,420	2.79
Total Preferred Stock (Cost $1,424,594)			1,533,420	2.79

Total Investments (Total Cost $51,012,981)			52,906,699	96.32

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,020,195	3.68

Net Assets			$54,926,894	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Security has been deemed worthless and is a Level 3 investment.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

Percentages shown are based on net assets.

At October 31, 2016, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	1.1%
Consumer Staples	9.9
Energy	5.5
Financials	47.2
Health Care	3.9
Industrials	6.3
Materials	6.5
Real Estate	5.9
Telecommunication Services	1.1
Utilities	8.9
Total Investments	96.3
Other Assets Less Liabilities	3.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$7,538,510	$—	$—	$7,538,510
Bangladesh	498,839	—	—	498,839
Egypt	3,630,937	—	—	3,630,937
Georgia	1,493,353	—	—	1,493,353
Kazakhstan	1,725,575	—	—	1,725,575
Kenya	1,083,886	—	—	1,083,886
Kuwait	5,155,676	—	—	5,155,676
Nigeria	1,843,191	—	—	1,843,191
Oman	1,245,800	—	—	1,245,800
Pakistan	9,430,459	—	—	9,430,459
Peru	1,516,536	—	—	1,516,536
Philippines	2,550,711	—	—	2,550,711
Poland	1,095,037	—	—	1,095,037
Saudi Arabia	628,437	—	—	628,437
Sri Lanka	2,674,494	—	—	2,674,494
United Arab Emirates	6,134,730	—	—	6,134,730
Vietnam	3,127,108	—	—	3,127,108

Total Common Stock	51,373,279	—	—	51,373,279
Preferred Stock	1,533,420	—	—	1,533,420
Total Investments	$52,906,699	$—	$—	$52,906,699

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year ended October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (37)

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$51,130,755
Gross tax appreciation of investments	5,147,674
Gross tax depreciation of investments	(3,371,730)
Net tax appreciation of investments	$1,775,944

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $513,936)
Grupo Financiero Galicia S.A. ADR		3,005	$93,576	1.03
Grupo Supervielle S.A. ADR*		7,100	107,778	1.18
Pampa Energia S.A. ADR*		1,325	45,143	0.50
YPF S.A. ADR		16,228	288,209	3.16
			534,706	5.87
Brazil (Cost $189,659)
Cosan Ltd., Class A		24,700	219,830	2.41
Rumo Logistica Operadora Multimodal S.A.*	BRL	75,300	168,434	1.85
			388,264	4.26
China (Cost $2,374,965)
Alibaba Group Holding Ltd. ADR*		1,076	109,418	1.20
Baidu, Inc. ADR*		504	89,137	0.98
Bitauto Holdings Ltd. ADR*		3,330	85,015	0.93
China Merchants Bank Co. Ltd., Class H	HKD	129,000	314,701	3.45
China Minsheng Banking Corp. Ltd., Class H	HKD	200	228	—
China Pacific Insurance Group Co. Ltd., Class H	HKD	23,800	86,079	0.95
China State Construction International Holdings Ltd.	HKD	102,000	149,142	1.64
China Taiping Insurance Holdings Co. Ltd.*	HKD	30,200	58,332	0.64
CITIC Securities Co. Ltd., Class H	HKD	57,500	127,521	1.40
CNOOC Ltd.	HKD	74,000	94,175	1.03
Country Garden Holdings Co. Ltd.	HKD	318,000	165,652	1.82
Far East Horizon Ltd.	HKD	108,000	98,593	1.08
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H*	HKD	22,000	52,025	0.57
Haitong Securities Co. Ltd., Class H	HKD	50,000	88,711	0.97
Ju Teng International Holdings Ltd.	HKD	438,500	139,089	1.53
Longfor Properties Co. Ltd.	HKD	132,500	175,971	1.93
Luye Pharma Group Ltd.	HKD	88,500	59,566	0.65
Ping An Insurance Group Co. of China Ltd., Class H	HKD	51,000	269,285	2.96
Technovator International Ltd.	HKD	50,000	20,695	0.23
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	HKD	59,200	81,828	0.90
			2,265,163	24.86
India (Cost $116,141)
Reliance Industries Ltd. GDR		3,983	126,261	1.39
			126,261	1.39
Indonesia (Cost $90,719)
AKR Corporindo Tbk PT	IDR	191,200	104,041	1.14
			104,041	1.14
Mexico (Cost $651,906)
Cemex S.A.B. de C.V. ADR (Participation Certificate)*		42,784	371,365	4.08
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	16,100	94,815	1.04
Grupo Mexico S.A.B. de C.V., Series B	MXN	48,626	119,809	1.31
Ternium S.A. ADR		6,863	164,094	1.80
			750,083	8.23
Peru (Cost $47,308)
Volcan Cia Minera S.A.A., Class B	PEN	238,378	43,941	0.48
			43,941	0.48
Russian Federation (Cost $346,342)
Aeroflot PJSC*		69,040	141,507	1.55
Sberbank of Russia PJSC	RUB	83,040	193,058	2.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
Russian Federation - (continued)
X5 Retail Group N.V. GDR (Registered)*		7,955	$237,377	2.61
			571,942	6.28
South Africa (Cost $293,006)
FirstRand Ltd.	ZAR	6,049	21,677	0.24
JSE Ltd.	ZAR	7,046	82,182	0.90
Sasol Ltd. ADR		5,882	161,814	1.78
			265,673	2.92
South Korea (Cost $1,282,170)
Hana Financial Group, Inc.	KRW	8,242	236,257	2.59
Hyundai Mipo Dockyard Co. Ltd.*	KRW	1,951	119,865	1.32
Kia Motors Corp.	KRW	2,073	73,735	0.81
POSCO	KRW	1,243	257,453	2.83
Samsung Electronics Co. Ltd.	KRW	60	85,943	0.94
Samsung Electronics Co. Ltd. GDR		407	287,139	3.15
Silicon Works Co. Ltd.	KRW	4,247	99,285	1.09
SK Hynix, Inc.	KRW	7,210	258,344	2.84
			1,418,021	15.57
Taiwan (Cost $568,011)
AU Optronics Corp.	TWD	449,000	170,736	1.88
Chipbond Technology Corp.	TWD	75,000	103,739	1.14
CTBC Financial Holding Co. Ltd.	TWD	81,000	43,634	0.48
Egis Technology, Inc.*	TWD	17,434	126,788	1.39
Largan Precision Co. Ltd.	TWD	2,000	236,711	2.60
Phison Electronics Corp.	TWD	13,000	92,276	1.01
			773,884	8.50
Thailand (Cost $117,775)
Kasikornbank PCL NVDR	THB	24,900	122,374	1.34
			122,374	1.34
Turkey (Cost $174,731)
Turkiye Halk Bankasi A.S.	TRY	62,060	188,532	2.07
			188,532	2.07
Total Common Stock (Cost $6,766,669)			7,552,885	82.91

Preferred Stock

Brazil (Cost $565,698)
Bradespar S.A.*	BRL	53,200	216,333	2.38
Braskem S.A. ADR		15,921	282,598	3.10
Gerdau S.A. ADR		33,036	113,314	1.24
Itau Unibanco Holding S.A. ADR		18,960	226,189	2.48
			838,434	9.20
Total Preferred Stock (Cost $565,698)			838,434	9.20

Equity-Linked Securities

India (Cost $546,650)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		42,395	194,879	2.14
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		21,410	156,087	1.71
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		13,960	139,890	1.54

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

	Currency(1)	Shares	Value	% of Net Assets
India - (continued)
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products B.V.		5,003	$80,888	0.89
Tech Mahindra Ltd., Issued by JP Morgan Structured Products B.V.		13,616	88,817	0.97
			660,561	7.25
Total Equity-Linked Securities (Cost $546,650)			660,561	7.25

Total Investments (Total Cost $7,879,017)			9,051,880	99.36

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			58,212	0.64

Net Assets			$9,110,092	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At October 31, 2016, the industry sectors for the Ashmore Emerging Markets Value Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	0.8%
Consumer Staples	2.6
Energy	11.3
Financials	29.5
Health Care	1.2
Industrials	10.6
Information Technology	21.9
Materials	17.2
Real Estate	3.8
Utilities	0.5
Total Investments	99.4
Other Assets Less Liabilities	0.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Value Fund’s investments, as of October 31, 2016.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$534,706	$—	$—	$534,706
Brazil	388,264	—	—	388,264
China	2,265,163	—	—	2,265,163
India	126,261	—	—	126,261
Indonesia	104,041	—	—	104,041
Mexico	750,083	—	—	750,083
Peru	43,941	—	—	43,941
Russian Federation	571,942	—	—	571,942
South Africa	265,673	—	—	265,673
South Korea	1,418,021	—	—	1,418,021
Taiwan	773,884	—	—	773,884
Thailand	122,374	—	—	122,374
Turkey	188,532	—	—	188,532

Total Common Stock	7,552,885	—	—	7,552,885
Preferred Stock
Brazil	838,434	—	—	838,434

Total Preferred Stock	838,434	—	—	838,434
Equity-Linked Securities
India	—	660,561	—	660,561
Total Investments	$8,391,319	$660,561	$—	$9,051,880

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2015.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year ended October 31, 2016:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 283

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2016

At October 31, 2016, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$8,117,533
Gross tax appreciation of investments	1,416,292
Gross tax depreciation of investments	(481,945)
Net tax appreciation of investments	$934,347

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2016

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes nine funds as of October 31, 2016, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. Effective November 8, 2015, the Ashmore Emerging Markets Debt Fund changed its name to the Ashmore Emerging Markets Hard Currency Debt Fund and made certain related changes to its principle investment strategies. On November 23, 2015, the Trust launched the Ashmore Emerging Markets Equity Opportunities Fund by offering Class A, Class C and Institutional Class shares of the Fund. Effective February 29, 2016, the Ashmore Emerging Markets Equity Fund changed its name to the Ashmore Emerging Markets Value Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict if a related party is invested in a Fund and that party’s interests diverge from those of the Fund but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Investments initially valued in currencies other than the United States dollar are converted to the United States dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2016, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk
Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

●

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

●

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 2.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2016, the Funds did not hold any reverse repurchase agreements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

6. Capital share transactions

Transactions in Class A shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	370,164	$2,793,528	13,896	$104,932	(348,149)	$(2,528,242)	35,911	$ 370,218
Ashmore Emerging Markets Hard Currency Debt Fund	23,388	195,100	600	5,114	(275)	(2,364)	23,713	197,850
Ashmore Emerging Markets Local Currency Bond Fund	16,478	115,145	176	1,183	(6,102)	(43,453)	10,552	72,875
Ashmore Emerging Markets Corporate Debt Fund	996,931	7,498,703	38,760	289,108	(537,445)	(4,080,066)	498,246	3,707,745
Ashmore Emerging Markets Short Duration Fund	984,057	10,078,647	16,073	164,824	(42,014)	(419,286)	958,116	9,824,185
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	11	109	-	-	1,011	10,109
Ashmore Emerging Markets Small-Cap Equity Fund	36,312	267,978	732	5,877	(8,829)	(71,167)	28,215	202,688
Ashmore Emerging Markets Frontier Equity Fund	265,714	2,135,596	141	1,093	(1,606)	(12,860)	264,249	2,123,829
Ashmore Emerging Markets Value Fund	1,059	8,524	18	139	-	-	1,077	8,663

Transactions in Class C shares for the year ended October 31, 2016, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	277,184	$2,178,417	3,606	$27,417	(33,774)	$(244,753)	247,016	$ 1,961,081
Ashmore Emerging Markets Hard Currency Debt Fund	6,448	52,430	16	128	(6,158)	(49,280)	306	3,278
Ashmore Emerging Markets Local Currency Bond Fund	3,655	25,472	165	1,112	-	-	3,820	26,584
Ashmore Emerging Markets Corporate Debt Fund	486,529	3,659,954	16,394	120,800	(164,134)	(1,213,065)	338,789	2,567,689
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	9	90	-	-	1,009	10,090
Ashmore Emerging Markets Small-Cap Equity Fund	8,155	63,118	530	4,415	(26,421)	(233,256)	(17,736)	(165,723)
Ashmore Emerging Markets Frontier Equity Fund	2,770	21,808	63	464	(1,878)	(14,878)	955	7,394
Ashmore Emerging Markets Value Fund	-	-	- *	3	(102)	(920)	(102)	(917)

*	Amount rounds to less than 0.5 shares.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Transactions in Institutional Class shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	37,772,981	$296,635,991	5,615,110	$43,037,108	(14,150,587)	$(106,274,285)	29,237,504	$ 233,398,814
Ashmore Emerging Markets Hard Currency Debt Fund	141,539	1,148,046	40,134	329,365	(136,955)	(1,127,599)	44,718	349,812
Ashmore Emerging Markets Local Currency Bond Fund	1,600,358	11,492,494	391,803	2,728,517	(2,635,680)	(18,021,028)	(643,519)	(3,800,017)
Ashmore Emerging Markets Corporate Debt Fund	16,818,173	130,559,694	543,041	4,188,645	(20,872,777)	(161,159,041)	(3,511,563)	(26,410,702)
Ashmore Emerging Markets Short Duration Fund	8,814,329	84,468,605	448,232	4,403,013	(337,924)	(3,236,236)	8,924,637	85,635,382
Ashmore Emerging Markets Equity Opportunities Fund	516,793	5,167,220	5,728	56,825	(8,029)	(77,557)	514,492	5,146,488
Ashmore Emerging Markets Small-Cap Equity Fund	1,355,360	13,303,248	55,137	554,951	(2,578,942)	(24,847,478)	(1,168,445)	(10,989,279)
Ashmore Emerging Markets Frontier Equity Fund	1,028,424	8,959,900	79,510	677,406	(915,899)	(7,962,444)	192,035	1,674,862
Ashmore Emerging Markets Value Fund	395,698	2,781,906	6,459	47,378	(357,187)	(2,466,521)	44,970	362,763

Transactions in Class A shares for the year ended October 31, 2015, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	281,985	$2,208,170	18,874	$151,369	(861,656)	$(6,924,708)	(560,797)	$ (4,565,169)
Ashmore Emerging Markets Hard Currency Debt Fund	62	521	39	320	(4,121)	(34,577)	(4,020)	(33,736)
Ashmore Emerging Markets Local Currency Bond Fund	1,990	14,124	128	937	-	-	2,118	15,061
Ashmore Emerging Markets Corporate Debt Fund	1,051,616	8,747,215	29,583	238,304	(321,534)	(2,593,834)	759,665	6,391,685
Ashmore Emerging Markets Short Duration Fund	24,426	233,026	607	5,786	(638)	(6,111)	24,395	232,701
Ashmore Emerging Markets Small-Cap Equity Fund	17,930	165,248	1,998	16,171	(22,829)	(179,152)	(2,901)	2,267
Ashmore Emerging Markets Frontier Equity Fund	20,855	184,873	1,836	15,350	(17,907)	(150,407)	4,784	49,816
Ashmore Emerging Markets Value Fund	166	1,469	14	106	(103)	(881)	77	694

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Transactions in Class C shares for the year ended October 31, 2015, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	16,641	$135,467	2,127	$16,842	(77,084)	$(606,054)	(58,316)	$ (453,745)
Ashmore Emerging Markets Hard Currency Debt Fund	-	-	7	60	-	(1)	7	59
Ashmore Emerging Markets Local Currency Bond Fund	-	-	170	1,261	(11,556)	(89,208)	(11,386)	(87,947)
Ashmore Emerging Markets Corporate Debt Fund	390,454	3,209,392	10,344	82,821	(26,558)	(217,068)	374,240	3,075,145
Ashmore Emerging Markets Small-Cap Equity Fund	28,802	285,355	672	5,581	(115)	(2,190)	29,359	288,746
Ashmore Emerging Markets Frontier Equity Fund	7,207	58,325	20	163	(411)	(3,344)	6,816	55,144
Ashmore Emerging Markets Value Fund	-	-	1	6	(1)	(2)	-	4

Transactions in Institutional Class shares for the year ended October 31, 2015, were as follows:
Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	24,952,218	$205,202,753	5,735,829	$46,293,720	(70,866,061)	$(574,199,401)	(40,178,014)	$ (322,702,928)
Ashmore Emerging Markets Hard Currency Debt Fund	3,068	24,540	34,715	283,029	(19)	(173)	37,764	307,396
Ashmore Emerging Markets Local Currency Bond Fund	3,255,802	25,527,892	360,809	2,728,864	(3,531,240)	(27,486,797)	85,371	769,959
Ashmore Emerging Markets Corporate Debt Fund	26,311,974	225,278,466	539,048	4,510,756	(36,380,738)	(313,241,806)	(9,529,716)	(83,452,584)
Ashmore Emerging Markets Short Duration Fund	629,661	6,078,581	67,772	633,585	(1,546)	(14,226)	695,887	6,697,940
Ashmore Emerging Markets Small-Cap Equity Fund	1,734,416	19,772,641	151,609	1,538,338	(1,846,463)	(19,255,004)	39,562	2,055,975
Ashmore Emerging Markets Frontier Equity Fund	5,483,826	51,905,275	75,083	701,587	(577,275)	(5,409,544)	4,981,634	47,197,318
Ashmore Emerging Markets Value Fund	75,640	548,204	6,119	46,574	(159,381)	(1,307,314)	(77,622)	(712,536)

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

7. Investment transactions

For the year ended October 31, 2016, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$665,714,149	$497,254,594
Ashmore Emerging Markets Hard Currency Debt Fund	4,643,302	3,678,533
Ashmore Emerging Markets Local Currency Bond Fund	45,837,035	52,937,960
Ashmore Emerging Markets Corporate Debt Fund	176,142,055	191,664,783
Ashmore Emerging Markets Short Duration Fund	135,894,529	47,665,616
Ashmore Emerging Markets Equity Opportunities Fund	5,779,445*	740,060*
Ashmore Emerging Markets Small-Cap Equity Fund	39,101,207	50,432,938
Ashmore Emerging Markets Frontier Equity Fund	41,529,777	36,992,072
Ashmore Emerging Markets Value Fund	10,574,233	10,268,193

*Transactions were with affiliated funds.

8. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Total Return Fund	$-	$(7,132,689)	$7,132,689	$-
Ashmore Emerging Markets Hard Currency Debt Fund	-	(4,462)	4,462	-
Ashmore Emerging Markets Local Currency Bond Fund	(7,212,215)	964,126	6,248,089	-
Ashmore Emerging Markets Corporate Debt Fund	-	(73,571)	73,571	-
Ashmore Emerging Markets Short Duration Fund	-	41,681	(41,681)	-
Ashmore Emerging Markets Equity Opportunities Fund	-	11	(11)	-
Ashmore Emerging Markets Small-Cap Equity Fund	-	10,397	(10,397)	-
Ashmore Emerging Markets Frontier Equity Fund	-	(55,107)	55,107	-
Ashmore Emerging Markets Value Fund	-	(814)	814	-

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2016	Long-Term Capital Loss Carryforward at October 31, 2016
Ashmore Emerging Markets Total Return Fund	$(10,401,299)	$ (57,055,452)
Ashmore Emerging Markets Hard Currency Debt Fund	(872,187)	(101,962)
Ashmore Emerging Markets Local Currency Bond Fund	(1,298,454)	(2,029,767)
Ashmore Emerging Markets Corporate Debt Fund	(7,269,638)	(28,525,914)
Ashmore Emerging Markets Short Duration Fund	-	-
Ashmore Emerging Markets Equity Opportunities Fund	-	-
Ashmore Emerging Markets Small-Cap Equity Fund	(2,603,614)	(3,696,200)
Ashmore Emerging Markets Frontier Equity Fund	(3,189,060)	(1,231,708)
Ashmore Emerging Markets Value Fund	(2,083,645)	(977,125)

The Funds in the above table may offset future capital gains with these capital loss carryforwards. For the period subsequent to December 31, 2015 through the fiscal year ended October 31, 2016, the Ashmore Emerging Markets Local Currency Bond Fund incurred ordinary losses, which the Fund intends to treat as being incurred in the subsequent fiscal year of $3,498,049.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

As of October 31, 2016, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$-	$-	$(68,580,318)	$2,719,857	$(65,860,461)
Ashmore Emerging Markets Hard Currency Debt Fund	20,058	-	(992,141)	115,822	(856,261)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(6,902,384)	(2,242,762)	(9,145,146)
Ashmore Emerging Markets Corporate Debt Fund	325,662	-	(36,061,783)	(14,931,398)	(50,667,519)
Ashmore Emerging Markets Short Duration Fund	2,373,884	-	(190,114)	4,085,981	6,269,751
Ashmore Emerging Markets Equity Opportunities Fund	22,592	-	-	364,414	387,006
Ashmore Emerging Markets Small-Cap Equity Fund	335,838	-	(6,299,814)	361,335	(5,602,641)
Ashmore Emerging Markets Frontier Equity Fund	217,832	-	(4,426,875)	1,602,296	(2,606,747)
Ashmore Emerging Markets Value Fund	97,750	-	(3,061,066)	934,332	(2,028,984)

The taxable character of distributions paid during the fiscal year ended October 31, 2016, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$24,214,140	$-	$-	$21,242,327	$45,456,467
Ashmore Emerging Markets Hard Currency Debt Fund	389,800	-	-	-	389,800
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,588,979	3,588,979
Ashmore Emerging Markets Corporate Debt Fund	20,665,153	-	-	-	20,665,153
Ashmore Emerging Markets Short Duration Fund	7,251,527	-	-	-	7,251,527
Ashmore Emerging Markets Equity Opportunities Fund	66,934	-	-	-	66,934
Ashmore Emerging Markets Small-Cap Equity Fund	717,817	-	-	-	717,817
Ashmore Emerging Markets Frontier Equity Fund	747,288	-	-	-	747,288
Ashmore Emerging Markets Value Fund	84,280	-	-	-	84,280

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

The taxable character of distributions paid during the fiscal year ended October 31, 2015, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$-	$-	$-	$48,814,094	$48,814,094
Ashmore Emerging Markets Hard Currency Debt Fund	262,903	-	-	69,299	332,202
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,524,581	3,524,581
Ashmore Emerging Markets Corporate Debt Fund	23,480,648	1,986,134	-	2,469,373	27,936,155
Ashmore Emerging Markets Short Duration Fund	1,911,867	-	-	21,104	1,932,971
Ashmore Emerging Markets Small-Cap Equity Fund	356,890	399,095	1,247,441	-	2,003,426
Ashmore Emerging Markets Frontier Equity Fund	283,349	792,229	-	-	1,075,578
Ashmore Emerging Markets Value Fund	60,098	-	-	2,820	62,918

9. Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

During the year ended October 31, 2016, the Funds did not hold options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the year ended October 31, 2016, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and the Ashmore Emerging Markets Value Fund had average contract notional exposures of $2,607,396, $56,069, $528,350, $1,727,558, $624,388, $36,910, $73,701 and $29,527, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

During the year ended October 31, 2016, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for over the counter swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

During the year ended October 31, 2016, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average notional exposures of $38,350,595 and $12,034,690, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2016:

(a) Exchange-Traded:

     Centrally Cleared Swaps

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Barclays	$-	$(11,160)	$(11,160)	$-	$(11,160)
BNP Paribas	-	(29,712)	(29,712)	-	(29,712)
HSBC Bank	20,896	-	20,896	-	20,896
JP Morgan	181	-	181	-	181
London Clearing House	-	(2,437)	(2,437)	-	(2,437)
Morgan Stanley	-	(57)	(57)	-	(57)

Total	$21,077	$(43,366)	$(22,289)	$-	$(22,289)

(b) Over-the-Counter Financial Derivative Instruments:

     Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$28,901	$(28,901)	$-	$-
Barclays	455,981	(164,384)	-	291,597
BNP Paribas	508,356	(508,356)	-	-
Citibank	102,417	(102,417)	-	-
Credit Suisse	55,951	(5,280)	-	50,671
Deutsche Bank	338,453	(338,453)	-	-
Goldman Sachs	197,257	(197,257)	-	-
HSBC Bank	3,205,928	(1,503,849)	-	1,702,079
JP Morgan	202,980	(202,980)	-	-
Merrill Lynch	246,110	(246,110)	-	-
Santander	90,597	(90,597)	-	-
UBS	44,548	(44,548)	-	-

Total	$5,477,479	$(3,433,132)	$-	$2,044,347

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$154,686	$(28,901)	$-	$125,785
Barclays	164,384	(164,384)	-	-
BNP Paribas	948,065	(508,356)	-	439,709
Citibank	281,979	(102,417)	-	179,562
Credit Suisse	5,280	(5,280)	-	-
Deutsche Bank	402,263	(338,453)	(63,810)	-
Goldman Sachs	1,420,417	(197,257)	-	1,223,160
HSBC Bank	1,503,849	(1,503,849)	-	-
JP Morgan	438,368	(202,980)	-	235,388
Merrill Lynch	1,008,691	(246,110)	-	762,581
Morgan Stanley	177,447	-	(177,447)	-
Santander	553,368	(90,597)	-	462,771
UBS	102,682	(44,548)	-	58,134

Total	$7,161,479	$(3,433,132)	$(241,257)	$3,487,090

Ashmore Emerging Markets Hard Currency Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$170	$-	$-	$170

Total	$170	$-	$-	$170

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$10,014	$(10,014)	$-	$-
Barclays	11,128	(11,128)	-	-
Baring Securities	3,217	-	-	3,217
BNP Paribas	283,815	(8,711)	-	275,104
Citibank	16,849	(16,849)	-	-
Credit Suisse	9,998	(995)	-	9,003
Deutsche Bank	107,659	(50,513)	-	57,146
Goldman Sachs	47,159	(34,384)	-	12,775
HSBC Bank	622,238	(374,907)	-	247,331
JP Morgan	35,932	(35,932)	-	-
Merrill Lynch	44,774	(44,774)	-	-
Santander	19,652	(19,652)	-	-
UBS	4,536	(4,536)	-	-

Total	$1,216,971	$(612,395)	$-	$604,576

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due From Counterparty
ANZ	$10,614	$(10,014)	$-	$600
Barclays	29,495	(11,128)	-	18,367
BNP Paribas	8,711	(8,711)	-	-
Citibank	45,074	(16,849)	-	28,225
Credit Suisse	995	(995)	-	-
Deutsche Bank	50,513	(50,513)	-	-
Goldman Sachs	34,384	(34,384)	-	-
HSBC Bank	374,907	(374,907)	-	-
JP Morgan	67,867	(35,932)	-	31,935
Merrill Lynch	188,529	(44,774)	-	143,755
Morgan Stanley	31,572	-	(31,572)	-
Santander	178,087	(19,652)	-	158,435
UBS	18,051	(4,536)	-	13,515

Total	$1,038,799	$(612,395)	$(31,572)	$394,832

Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$14,255	$-	$-	$14,255
Morgan Stanley	2,862	-	-	2,862

Total	$17,117	$-	$-	$17,117

Ashmore Emerging Markets Short Duration Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
Deutsche Bank	$8,027	$-	$-	$8,027

Total	$8,027	$-	$-	$8,027

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Hard Currency Debt Fund	0.90%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Value Fund	1.15%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2017, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Hard Currency Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	— %	0.67%
Ashmore Emerging Markets Equity Opportunities Fund	0.30%	1.05%	0.05%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Value Fund	1.42%	— %	1.17%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2017	2018	2019	Total
Ashmore Emerging Markets Total Return Fund	$875,987	$768,326	$833,414	$2,477,727
Ashmore Emerging Markets Hard Currency Debt Fund	165,889	138,561	107,042	411,492
Ashmore Emerging Markets Local Currency Bond Fund	282,751	255,183	250,550	788,484
Ashmore Emerging Markets Corporate Debt Fund	296,575	353,990	335,299	985,864
Ashmore Emerging Markets Short Duration Fund	155,228	192,324	150,467	498,019
Ashmore Emerging Markets Equity Opportunities Fund	-	-	218,458	218,458
Ashmore Emerging Markets Small-Cap Equity Fund	328,428	268,940	216,973	814,341
Ashmore Emerging Markets Frontier Equity Fund	298,073	243,042	266,211	807,326
Ashmore Emerging Markets Value Fund	217,452	187,166	131,748	536,366

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%
Ashmore Emerging Markets Value Fund	0.92%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

During the year ended October 31, 2016, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$-	$251,577
Ashmore Emerging Markets Corporate Debt Fund	2,495,641	1,786,725
Ashmore Emerging Markets Short Duration Fund	2,077,925	-

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, and Ashmore Emerging Markets Corporate Debt Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Value Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. On November 22, 2015, Ashmore Emerging Markets Equity Opportunities Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $20 million, and the Ashmore Emerging Markets Equity Opportunities Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $5 million, respectively.

As of October 31, 2016, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C
Ashmore Emerging Markets Equity Opportunites Fund	100.00%	100.00%

Fund	Institutional Class
Ashmore Emerging Markets Hard Currency Debt Fund	96.67%
Ashmore Emerging Markets Short Duration Fund	48.54%
Ashmore Emerging Markets Equity Opportunities Fund	97.89%
Ashmore Emerging Markets Frontier Equity Fund	36.91%
Ashmore Emerging Markets Value Fund	63.13%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	3	19.63%, 15.26%, 12.66%
	Class C	1	67.03%
	Class I	5	8.87%, 7.71%, 7.19%, 5.77%, 5.40%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Hard Currency Debt Fund	Class A	6	28.85%, 13.86%, 6.63%, 5.73%, 5.16%, 5.05%
	Class C	2	63.38%, 36.62%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	5	46.51%, 25.35%, 8.23%, 5.72%, 5.11%
	Class C	4	54.41%, 26.67%, 8.11%, 6.76%
	Class I	3	45.48%, 25.65%, 22.46%
Ashmore Emerging Markets Corporate Debt Fund	Class A	1	31.16%
	Class C	1	45.77%
	Class I	1	5.23%

Ashmore Emerging Markets Short Duration Fund	Class A	1	95.43%
	Class I	1	43.45%*
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	60.15%, 6.71%, 6.29%, 5.53%, 5.19%
	Class C	5	37.73%, 18.10%, 8.00%, 6.15%, 5.26%
	Class I	5	17.47%, 17.31%, 9.24%, 8.92%, 7.31%
Ashmore Emerging Markets Frontier Equity Fund	Class A	1	96.67%
	Class C	5	32.16%, 28.64%, 25.46%, 7.80%, 5.94%
	Class I	1	55.93%

*	Ownership is by an affiliate of the Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2016

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Value Fund	Class A	5	33.65%, 27.53%, 24.31%, 7.36%, 7.15%
	Class I	2	20.65%, 15.10%

12. Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13. Subsequent events

On November 1, 2016, the Trust launched the Ashmore Emerging Markets Active Equity Fund by offering Class A, Class C and Institutional Class shares of the Fund.

Effective November 1, 2016, the Ashmore Emerging Markets Local Currency Bond Fund will declare and pay distributions on net investment income on at least a quarterly basis.

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL

As of April 30, 2016 (Unaudited)

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on September 23, 2015, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the Investment Management Agreement between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of Ashmore Emerging Markets Equity Opportunities Fund (the “Fund”) and the Sub-Advisory Agreement between AIAL and Ashmore Equities Investment Management (US) LLC, an affiliate of AIAL (“AEIM”), for the management of the Fund (each, an “Agreement,” and collectively, the “Agreements”). In determining to approve the Agreements for an initial two-year period, the Trustees considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee of the Board, which is comprised of all of the Independent Trustees, discussed the information over the course of multiple occasions, without representatives of AIAL or AEIM present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENTMANAGEMENT SERVICES

The Board considered that the Fund would be structured as a “fund of funds” and would normally invest substantially all of its assets in affiliated underlying funds, which are also managed by AIAL and subadvised by AEIM (the “Underlying Funds”). Therefore, the Board examined the nature, quality and extent of the services expected to be provided by AIAL and AEIM to the Fund and Underlying Funds.

AIAL’s and AEIM’s Services

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel expected to provide investment management, administrative and other services to the Fund and Underlying Funds. The Board reviewed AIAL’s key personnel who were expected to provide services to the Fund and Underlying Funds, as well as the fact that, under the Agreements, AIAL would have the authority and responsibility, subject to the Board’s oversight, either directly or through others selected by it, to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions. The Board considered that AIAL’s or its delegates’ duties would include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Fund’s and Underlying Funds’ respective investment policies and restrictions, the 1940 Act and other relevant laws; (iii) supervision of the investment management and other services provided by AEIM to the Fund and applicable Underlying Funds; and (iv) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the Trust or a Fund). The Board also evaluated the significant compliance resources available to and utilized by AIAL and AEIM.

The Board’s consideration of the services expected to be provided by AEIM included a review of its senior management, portfolio managers and other personnel expected to provide investment management services to the Fund and applicable Underlying Funds, its investment philosophy, style and processes, its approach to controlling

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2016 (Unaudited)

risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers. In its deliberations, the Board considered AIAL’s affiliated relationship with AEIM. The Board reviewed information concerning the back-tested investment results of the proposed strategy as compared with the Fund’s proposed performance benchmark index. The Board noted that the back-tested results were favorable in comparison to the performance benchmark index over the trailing two-, three- and four-year periods ended June 30, 2015.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided by AIAL to the Fund and Underlying Funds and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AIAL. The Board separately concluded that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund and applicable Underlying Funds by AEIM and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AEIM.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees to be paid by the Fund to AIAL. The Board observed that, as a fund of funds, the Fund would not pay investment management fees directly to AIAL. The Board considered that AIAL would instead benefit from the payment of investment advisory fees by the applicable Underlying Funds in proportion to the Fund’s investments in the Underlying Funds, and that it had previously approved those fees. The Board further considered that AIAL had contractually agreed to waive its fees or reimburse the Fund to the extent the Fund’s total annual operating expenses exceed five basis points (excluding Rule 12b-1 fees and acquired fund fees and expenses).

The Board further observed that AIAL would not pay investment subadvisory fees to AEIM separately from those paid in connection with AEIM’s investment management services provided to the applicable Underlying Funds.

The Board reviewed AIAL’s projected costs and profitability as presented by it in serving as investment adviser to the Fund.

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIAL and AEIM as a result of their relationship with the Fund, such as the reputational benefit derived from serving as investment adviser or subadviser to the Fund.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be paid indirectly to the Fund by AIAL through its investment in the applicable Underlying Funds, and the fees to be paid by AIAL to AEIM in connection with the investment advisory services provided by AEIM to applicable Underlying Funds were appropriate.

ECONOMIES OF SCALE

The Board observed that the Fund will not directly pay investment management fees, and therefore considered that any economies of scale the Fund may benefit from would occur at the Underlying Fund level. The Board noted that it had previously considered the existence of any economies of scale experienced by the applicable Underlying Funds and intends to monitor the Underlying Funds’ asset growth in connection with future reviews of the Underlying Funds’ investment advisory agreements.

* * *

The Board concluded that the fees to be paid indirectly to AIAL by the Fund through its investment in the applicable Underlying Funds, and the fees to be paid by AIAL to AEIM in connection with the investment advisory services provided by AEIM to applicable Underlying Funds, were appropriate in light of the services to be provided by AIAL and AEIM, respectively and the expected costs to AIAL of operating the Fund, and determined that the Agreements should, therefore, be approved.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of October 31, 2016 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including equity, fixed income and alternatives investment strategies and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs. Many of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately US 8.5bn as of October 31, 2016. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts fourteen offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees’ incentives with the long-term success of the business. These include significant levels of remuneration deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award. This remuneration structure allows employees to become long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilized; and

–– A deferral for five years of a substantial portion of variable compensation paid in Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate long term investment plan, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of McLagan to provide advice on remuneration benchmarking. Deloitte provides advice on tax compliance and share plan design and administration. Hewitt New Bridge Street serves as advisors to the Remuneration Committee. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of October 31, 2016 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of the Alternative Investment Fund Managers Directive 2011/61/EU (AIFMD) is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to zero, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended October 31, 2016 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	20	$246,723	$42,949	$289,672
Ashmore Emerging Markets Hard Currency Debt Fund	20	1,814	327	2,141
Ashmore Emerging Markets Local Currency Bond Fund	20	18,544	3,612	22,156
Ashmore Emerging Markets Corporate Debt Fund	20	78,006	14,371	92,377
Ashmore Emerging Markets Short Duration Fund	20	25,883	4,769	30,652
Ashmore Emerging Markets Equity Opportunities Fund	20	812	239	1,051
Ashmore Emerging Markets Small-Cap Equity Fund	20	4,777	1,405	6,182
Ashmore Emerging Markets Frontier Equity Fund	20	7,988	2,349	10,337
Ashmore Emerging Markets Value Fund	20	1,415	416	1,831
Total AIAL	20	$1,584,014	$298,617	$1,882,631

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of each Fund’s NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2016

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Small-Cap Equity Fund,

Ashmore Emerging Markets Frontier Equity Fund

and Ashmore Emerging Markets Value Fund

Ashmore Equities Investment Management (US) L.L.C.

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of nine portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 58)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	9	Non-executive director August 2010 – October 2015, Jasper Investments Limited; Non-executive director from May 2010 - February 2012, Pacnet Limited(1).
Michael Chamberlin (Age 67)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2).	9	None
Joseph Grainger (Age 62)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)	Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015 and Pacnet Limited through April 2015. Employees and officers of affiliates of the Investment Manager have served on the Boards of Jasper Investments Limited and Pacnet Limited.

(2)	Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors and the Investment Manager’s parent company, Ashmore Group, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 53)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	9	None
Stephen Hicks(4) (Age 56)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014; Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds.	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves as a Trustee of AEIM and serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(4)	Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 53)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.
Michael Perman (Age 59)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.
Alexandra Autrey (Age 40)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012.
Christopher Tsutsui (Age 52)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from November 2008 to June 2012, July 2014 to present. Head of Finance, Ashmore Group plc, from July 2012 - June 2014.
Brian Rowe (Age 50)	Chief Compliance Officer	Indefinite term; since November 2015	Group Head of Compliance, Ashmore Group plc, since January 2014; Global Head of Compliance, Henderson Global Investors from 2006 - 2013.
Owen Meacham (Age 45)	Assistant Secretary	Indefinite term; since inception	Managing Attorney since May 2012, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (Age 43)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Item 2. Code of Ethics.

(a)	As of October 31, 2016, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $217,620 in 2016 and $213,000 in 2015.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $37,800 in 2016 and $49,050 in 2015.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $37,800 for 2016 and $49,050 for 2015.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

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The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal

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quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer (Principal Executive Officer)

Date:  April 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer (Principal Executive Officer)

Date:  April 6, 2017

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer (Principal Financial and Accounting Officer)

Date:  April 6, 2017

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